Exhibit 10.1

SEPARATION AND DISTRIBUTION AGREEMENT
BY AND AMONG
PEAK GOLD, LLC,
CONTANGO MINERALS ALASKA, LLC,
CONTANGO ORE, INC.,
CORE ALASKA, LLC,
ROYAL GOLD, INC.
AND
ROYAL ALASKA, LLC
DATED AS OF SEPTEMBER 29, 2020

TABLE OF CONTENTS

ARTICLE I DEFINITIONS		2

ARTICLE II THE SEPARATION		10
2.1	Transfer of Assets and Assumption of Liabilities	10
2.2	Retained Assets; Transferred Assets	11
2.3	Retained Liabilities; Assumed Liabilities	12
2.4	Termination of Agreements	12
2.5	Treatment of Shared Contracts	13
2.6	Disclaimer of Representations and Warranties	14
2.7	Company Name and Company Marks	14
2.8	The Distribution	15

ARTICLE III MUTUAL RELEASES; INDEMNIFICATION		15
3.1	Release of Pre-Distribution Claims	15
3.2	Indemnification by CORE Minerals	17
3.3	Indemnification by the Company	18
3.4	Indemnification Obligations Net of Insurance Proceeds and Other Amounts	18
3.5	Procedures for Indemnification of Third-Party Claims	19
3.6	Additional Matters	21
3.7	Right of Contribution	22
3.8	Covenant Not to Sue	17
3.9	Survival of Indemnities	23
		23
ARTICLE IV CERTAIN OTHER MATTERS
4.1	Late Payments	23

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ARTICLE V EXCHANGE OF INFORMATION; CONFIDENTIALITY		23
5.1	Agreement for Exchange of Information	23
5.2	Ownership of Information	25
5.3	Compensation for Providing Information	25
5.4	Record Retention	25
5.5	Limitations of Liability	25
5.6	Other Agreements Providing for Exchange of Information.	25
5.7	Production of Witnesses; Records; Cooperation	26
5.8	Privileged Matters	27
5.9	Confidentiality	29
5.10	Protective Arrangements	30

ARTICLE VI FURTHER ASSURANCES AND ADDITIONAL COVENANTS		30
6.1	Further Assurances	30
6.2	Tax Matters	31
6.3	Post-Effective Time Conduct	32
6.4	Successors	32
6.5	Tag-Along Right; Drag Right	32

ARTICLE VII RESERVED		33

ARTICLE VIII MISCELLANEOUS		33
8.1	Counterparts; Entire Agreement; Authorization	33
8.2	Governing Law	33
8.3	Submission to Jurisdiction	33
8.4	Waiver of Jury Trial	34
8.5	Assignability	34
8.6	Third-Party Beneficiaries	35
8.7	Notices	35

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8.8	Severability	36
8.9	No Set-Off	36
8.10	Publicity	36
8.11	Expenses	37
8.12	Survival of Covenants	37
8.13	Waivers of Default	37
8.14	Specific Performance	37
8.15	Amendments	37
8.16	Interpretation	37
8.17	Performance	38
8.18	Mutual Drafting	38

Schedule I	Exploration Properties
Schedule II	Optioned State Claims
Schedule III	Transferred Contracts

iii

SEPARATION AND DISTRIBUTION AGREEMENT

This SEPARATION AND DISTRIBUTION AGREEMENT, dated as of September 29, 2020 (this “Agreement”), is by and among Peak Gold, LLC, a Delaware limited liability company (the “Company”), Contango Minerals Alaska, LLC, an Alaska limited liability company and a wholly-owned Subsidiary of the Company (“CORE Minerals”), Contango ORE, Inc., a Delaware corporation (“CORE”), CORE Alaska, LLC, a Delaware limited liability company and wholly-owned Subsidiary of CORE (“CORE Alaska”), Royal Gold, Inc., a Delaware corporation (“Royal Gold”), and Royal Alaska, LLC, a Delaware limited liability company and wholly-owned Subsidiary of Royal Gold (“Royal Alaska”); the Company, CORE Minerals, CORE, CORE Alaska, Royal Gold and Royal Alaska are each a “Party”, and collectively, the “Parties”, to this Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings assigned to them in Article I.

R E C I T A L S

WHEREAS, CORE Alaska and Royal Alaska respectively own 60% and 40% of the limited liability company interests in the Company;

WHEREAS, the Company owns certain properties in the State of Alaska;

WHEREAS, CORE Minerals is currently a wholly owned Subsidiary of the Company;

WHEREAS, in connection with and prior to the consummation of the Acquisitions (as defined below), the Parties desire to undertake the following actions and distributions: (a) the State of Alaska mining claims shown on Schedule I (the “Exploration Properties”) and certain other assets specified herein will be contributed by the Company to CORE Minerals, subject to the Option Agreement and the CORE Minerals Royalty; (b) the Company and Royal Gold will amend and restate the Existing Royalty Agreement pursuant to (i) the Amended and Restated Royalty Agreement, pursuant to which the Company will grant to Royal Gold the New Silver Royalty and ratify certain existing royalty obligations, and (ii) the CORE Minerals Royalty Agreement, pursuant to which CORE Minerals will grant to Royal Gold the CORE Minerals Royalty and ratify certain existing royalty obligations; and (c) the Company will distribute to CORE Alaska 100% of the membership interests in CORE Minerals, with CORE Alaska in turn distributing such membership interests to CORE, such that CORE Minerals will become a wholly-owned Subsidiary of CORE (clauses (b) and (c), the “Distribution”);

WHEREAS, each of the Parties desire to take such steps necessary to separate the Exploration Properties from all other properties (the “Retained Properties”) of the Company (the “Separation”), such that the Exploration Properties will be held and operated exclusively by CORE Minerals and the Retained Properties will be held and operated exclusively by the Company;

WHEREAS, each of the Parties has determined that it is appropriate and desirable to set forth the principal transactions required to effect the Separation and the Distribution and certain other agreements that will govern certain matters relating to the Separation and the Distribution and the relationship among the parties and the members of their respective Groups following the Separation and the Distribution;

WHEREAS, CORE and CORE Alaska are entering into a Purchase Agreement dated as of the date hereof, by and among CORE, CORE Alaska, Skip Sub, Inc., a Delaware corporation (“Skip”), (such agreement as it may be amended from time to time, the “CORE Purchase Agreement”), pursuant to which Skip will acquire 30% of the limited liability company interests in the Company owned by CORE Alaska (the “CORE Acquisition”); and

WHEREAS, Royal Gold is entering into a Purchase Agreement dated as of the date hereof, by and between Royal Gold and Skip (such agreement as it may be amended from time to time, the “Royal Purchase Agreement”), pursuant to which Skip will acquire 100% of the limited liability company interests in Royal Alaska, which owns 40% of the limited liability company interests of the Company (the “Royal Gold Acquisition”, and, together with the CORE Acquisition, the “Acquisitions”).

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
DEFINITIONS

For the purpose of this Agreement, the following terms shall have the following meanings:

“Acquisitions” shall have the meaning set forth in the Recitals.

“Action” shall mean any action, claim, suit, arbitration, inquiry, investigation or other proceeding.

“Affiliate” of any Person shall mean any other Person that directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such first Person.  It is expressly agreed that, after the Effective Time, for purposes of this Agreement, (a) no member of the CORE Group shall be deemed to be an Affiliate of any member of the Company Group and (b) no member of the Company Group shall be deemed to be an Affiliate of any member of the CORE Group.

“Agreement” shall have the meaning set forth in the Preamble.

“Amended and Restated Royalty Agreement” shall mean that Omnibus Second Amendment and Restatement of Royalty Deeds and Grant of Deed of Additional Royalty, between the Company and Royal Gold, dated as of the date hereof.

“Approvals or Notifications” shall mean any consents, waivers, approvals, permits or authorizations to be obtained from, notices, registrations or reports to be submitted to, or other filings to be made with, any third Person, including any Governmental Entity.

            “Asset Taxes” shall mean all ad valorem, property, excise, severance, production, sales, use and similar Taxes based upon the acquisition, operation or ownership of the Exploration Properties or the receipt of proceeds therefrom, but excluding, for the avoidance of doubt, income Taxes and Transfer Taxes. For purposes of determining the allocations described in Section 2.3(b)(ii), (i) Asset Taxes that are attributable to the severance or production resources from the Exploration Properties shall be allocated to the period in which the severance or production giving rise to such Asset Taxes occurred and (ii) Asset Taxes that are based upon or related to sales or receipts or imposed on a transactional basis (other than such Asset Taxes described in clause (i)), shall be allocated to the period in which the transaction giving rise to such Asset Taxes occurred.

“Assets” shall mean, with respect to any Person, (i) the assets, properties, claims and rights (including goodwill) of such Person, wherever located (including in the possession of vendors or other third Persons or elsewhere), of every kind, character and description, whether real, personal or mixed, tangible, intangible or contingent, in each case whether or not recorded or reflected or required to be recorded or reflected on the books and records or financial statements of such Person, including rights and benefits pursuant to any contract, license, permit, indenture, note, bond, mortgage, agreement, concession, franchise, instrument, undertaking, commitment, understanding or other arrangement; and (ii) the Contracts, Equipment, Information, Insurance Proceeds, Intellectual Property, Permits, Real Property, Real Property Leases, Registrable IP, Software, Tangible Information and Technology of such Person.

“Assumed Liabilities” shall have the meaning set forth in Section 2.3(b).

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Company” shall have the meaning set forth in the Preamble.

“Company Group” shall mean the Company and each Person that is a Subsidiary of the Company, including, prior to the Distribution, CORE Minerals.

“Company Indemnitees” shall have the meaning set forth in Section 3.2.

“Company LLC Agreement” shall mean that Limited Liability Company Agreement between CORE Alaska and Royal Alaska dated January 8, 2015, as amended by (a) that Amendment No. 1 to Limited Liability Company Agreement dated as of November 10, 2017, and (b) that Amendment No. 2 to Limited Liability Company Agreement dated as of January 18, 2019.

“Company Marks” shall mean all logos, names, domains and URLs associated with the Company Name.

“Company Name” shall mean Peak Gold, LLC.

“Contract” shall mean any agreement, mortgage, deed, lease, license, contract, undertaking instrument or other legally binding understanding or arrangement, whether written or oral and whether express or implied.

“Control” (including the terms “Controlled” and “under common Control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“CORE Acquisition” shall have the meaning set forth in the Recitals.

“CORE Group” shall mean CORE, CORE Alaska and, following the Distribution, CORE Minerals.

“CORE Indemnitees” shall have the meaning set forth in Section 3.3.

“CORE Minerals” shall have the meaning set forth in the Recitals.

“CORE Minerals Royalty” shall mean the additional 1% net smelter returns royalty granted pursuant to the CORE Minerals Royalty Agreement to increase the royalty payable to Royal Gold to 3% on all properties subject to the CORE Minerals Royalty Agreement.

“CORE Minerals Royalty Agreement” means the Omnibus Second Amendment and Restatement of Royalty Deeds between the Company and CORE Minerals and Grant of Deed of Additional Royalty, between CORE Minerals and Royal Gold, substantially in the form of Exhibit C.

“CORE Purchase Agreement” shall have the meaning set forth in the Recitals.

“Distribution” shall have the meaning set forth in the Recitals.

“Effective Time” shall mean the time at which the Distribution occurs, which shall be immediately prior to the consummation of the CORE Acquisition and the Royal Gold Acquisition.

“Environmental Law” shall mean any Law relating to (i) the protection, preservation or restoration of the environment (including air, surface water, groundwater, drinking water supply, surface and subsurface soils and strata, wetlands, plant and animal life or any other natural resource), or (ii) the exposure to, use, recycling, handling, transportation, treatment, storage, disposal or Release of Hazardous Substances.

“Environmental Liabilities” shall mean all Liabilities relating to, arising out of or resulting from any Hazardous Substances, Environmental Law or Contract relating to environmental, health or safety matters (including all removal, remediation or cleanup costs, investigatory costs, response costs, natural resources damages, property damages, personal injury damages, costs of compliance with any product take back requirements or with any settlement, judgment or other determination of Liability and indemnity, contribution or similar obligations) and all costs and expenses, interest, fines, penalties or other monetary sanctions in connection therewith.

“Equipment” shall mean all apparatus, materials, computers and other electronic data processing and communications equipment, furniture, automobiles, trucks, tractors, trailers, motor vehicles, tools and other tangible personal property and fixtures.

“Exchange Act” shall mean the U.S.  Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Existing Royalty Agreement” shall mean that certain Omnibus Amendment and Restatement of Royalty Deeds and Grant and Deed of Additional Royalty dated as of November 10, 2017, and recorded on December 20, 2017 as Instrument Number 2017-021489-0 in the Fairbanks Recording District, Alaska, as amended by that certain First Amendment to Omnibus Amendment and Restatement of Royalty Deeds and Grant and Deed of Additional Royalty dated November 10, 2017, and recorded on August 3, 2018 as Instrument Number 2018-011722-0 in the Fairbanks Recording District, Alaska.

“Exploration Properties” shall have the meaning set forth in the Recitals.

“FIRPTA Compliance” shall mean the requirement to withhold and remit Tax or, alternatively obtain the necessary certificates and forms to avoid the withholding and remittance of Tax, pursuant to Section 1445 of the Code and the Treasury Regulations thereunder.

“Governmental Approvals” shall mean any Approvals or Notifications to be made to, or obtained from, any Governmental Entity.

“Governmental Entity” shall mean any federal, state, provincial, tribal, village, local or foreign government or subdivision thereof or any other governmental, administrative, judicial, arbitral, legislative, executive, regulatory or self-regulatory authority, instrumentality, agency, commission or body, including any stock exchange.

“Group” shall mean the Company Group or the CORE Group, as the context requires.

“Hazardous Substances” shall mean any substance listed, defined, designated, classified or regulated as a waste, pollutant or contaminant or as hazardous, toxic, radioactive or dangerous or any other term of similar import under any Environmental Law, including but not limited to petroleum.

“Indemnifying Party” shall have the meaning set forth in Section 3.4(a).

“Indemnitee” shall have the meaning set forth in Section 3.4(a).

“Indemnity Payment” shall have the meaning set forth in Section 3.4(a).

“Information” shall mean information, whether or not patentable or copyrightable, in written, oral, electronic or other tangible or intangible forms, stored in any medium, including studies, reports, assay certificates, ore body and geospatial models, development plans, topographical data and aerial imagery, drill hole and assay data, records, books, contracts, instruments, surveys, discoveries, ideas, concepts, know-how, techniques, designs, specifications, drawings, blueprints, diagrams, models, prototypes, samples, flow charts, data, computer data, disks, diskettes, tapes, computer programs or other Software, marketing plans, customer names and records, customer prospect lists, supplier records, customer and supplier lists, customer and vendor data, correspondence and lists, communications by or to attorneys (including attorney-client privileged communications), memos and other materials prepared by attorneys or consultants or under their direction (including attorney work product), and other technical, financial, employee or business information or data, files, papers, tapes, keys, correspondence, plans, invoices, forms, cost information, sales and pricing data, product data and literature, investor records, catalogs, sales, promotional and advertising materials, technical data, operating records, operating manuals, instructional documents, quality records and reports and other printed or written materials, land and title records (including abstracts of title, title opinions, and title curative documents), operations, environmental, production, accounting and regulatory compliance records, and facility and well records; provided, that “Information” shall not include Registrable IP.

“Insurance Proceeds” shall mean those monies:

(a)            received by an insured from an insurance carrier; or

(b)            paid by an insurance carrier on behalf of the insured;

in any such case net of any applicable premium adjustments (including reserves and retrospectively rated premium adjustments) costs and expenses incurred in the collection thereof; provided, however, with respect to a captive insurance arrangement, Insurance Proceeds shall only include amounts received by the captive insurer in respect of any reinsurance arrangement.

“Intellectual Property” shall mean all intellectual property and other similar proprietary rights in any jurisdiction worldwide, whether registered or unregistered, including such rights in and to: (a) patents (including all reissues, divisions, provisionals, continuations and continuations-in-part, re-examinations, renewals and extensions thereof), patent applications, patent disclosures or other patent rights; (b) copyrights, design, design registration, and all registrations, applications for registration, and renewals for any of the foregoing, and any “moral” rights; (c) trademarks, service marks, trade names, business names, logos, trade dress, certification marks and other indicia of commercial source or origin together with all goodwill associated with the foregoing, and all registrations, applications and renewals for any of the foregoing; (d) trade secrets and business, technical and know-how information, databases (including assay), data collections, and drawings; (e) Software, including data files, source code, object code, application programming interfaces, architecture, files, records, schematics, computerized databases and other Software-related specifications and documentation; (f) Internet domain name registrations; and (g) other intellectual property and related proprietary rights.

“Law” shall mean any statute, law (including common law), ordinance, regulation, rule, code, injunction, judgment, decree or order of any Governmental Entity, having the force of law and any legal requirements arising under the common law or principles of law or equity and the term “applicable” with respect to such Laws and, in the context that refers to any person, means such Law as is applicable at the relevant time or times to such person or its business, undertaking, property or securities and emanate from a Governmental Entity having jurisdiction over such person or its business, undertaking, property or securities.

“Liabilities” shall mean all debts, guarantees, assurances, commitments, liabilities, responsibilities, Losses, remediation, deficiencies, damages, fines, penalties, settlements, sanctions, costs, expenses, interest and obligations of any nature or kind, whether accrued or fixed, absolute or contingent, matured or unmatured, accrued or not accrued, asserted or unasserted, liquidated or unliquidated, foreseen or unforeseen, known or unknown, reserved or unreserved, or determined or determinable, including those arising under any Law, claim (including any Third-Party Claim), demand, Action or Order award entered by or with any Governmental Entity or arbitration tribunal, and those arising under any Contract, promise, release, warranty or undertaking, or any fines, damages or equitable relief that is imposed, in each case, including all costs and expenses relating thereto.

“Losses” shall mean all losses, liabilities, claims, obligations, interest, awards, damages, penalties, fees, costs and expenses (including all legal fees and accounting fees, expenses and costs incurred in investigating, preparing for or defending any of the foregoing ).

“New Silver Royalty” shall mean the production royalty payable to Royal Gold pursuant to the Amended and Restated Royalty Agreement.

“Option Agreement” shall mean that certain Option Agreement granting the option to acquire certain Optioned State Claims held by CORE Minerals, between the Company and CORE Minerals dated as of the date hereof.

“Optioned State Claims” shall mean those State of Alaska unpatented mining claims described in Schedule II attached hereto.

“Order” shall mean any charge, order, writ, injunction, judgment, decree, ruling, determination, directive, award, stipulation or settlement, whether civil, criminal or administrative and whether formal or informal.

“Parties” shall have the meaning set forth in the preamble to this Agreement.

“Permits” shall mean all material permits, approvals, authorizations, consents, licenses, operating certificates, variances, exemptions, concessions, franchises, orders and other approvals issued by any Governmental Entity.

“Person” shall mean an individual, corporation, partnership, limited liability company, association, trust or other entity or organization, including any Governmental Entity.

“Prime Rate” shall mean the rate that Bloomberg displays as “Prime Rate by Country United States” at www.bloomberg.com/markets/rates-bonds/key-rates/ or on a Bloomberg terminal at PRIMBB Index.

“Privileged Information” shall mean any information, in written, oral, electronic or other tangible or intangible forms, including any communications by or to attorneys (including attorney-client privileged communications), memoranda and other materials prepared by attorneys or under their direction (including attorney work product), as to which a Party or any member of its Group would be entitled to assert or have asserted a privilege, including the attorney-client and attorney work product privileges.

“Real Property” shall mean surface lands, concession rights, and mineral lands, together with all easements, rights and interests arising out of the ownership thereof or appurtenant thereto and all buildings, structures, improvements and fixtures located thereon.

“Real Property Leases” shall mean leases and subleases of Real Property.

“Registrable IP” shall mean all patents, patent applications, statutory invention registrations, registered trademarks, registered service marks, registered Internet domain names and copyright registrations.

“Release” shall mean any release, spill, emission, discharge, leaking, pumping, pouring, dumping, injection, deposit, disposal, dispersal, leaching or migration of Hazardous Substances into the environment (including, ambient air, surface water, groundwater and surface or subsurface strata and the abandonment or discarding of barrels, containers or other receptacles containing Hazardous Substances).

“Representatives” shall mean, with respect to any Person, any of such Person’s directors, officers, employees, Affiliates, agents, consultants, advisors, accountants, attorneys, investment bankers, financial advisors or other representatives.

“Retained Assets” shall have the meaning set forth in Section 2.2.

“Retained Properties” shall have the meaning set forth in the Recitals.

“Retained Liabilities” shall have the meaning set forth in Section 2.3(a).

“Royal Gold Acquisition” shall have the meaning set forth in the Recitals.

“Royal Purchase Agreement Closing” shall have the meaning set forth in Section 3.3(a).

“Royal Purchase Agreement” shall have the meaning set forth in the Recitals.

“SEC” shall mean the U.S. Securities and Exchange Commission.

“Security Interest” shall mean any mortgage, security interest, pledge, lien, charge, claim, option, right to acquire, voting or other restriction, right-of-way, covenant, condition, easement, encroachment, restriction on transfer, or other encumbrance of any nature whatsoever.

“Separation” shall have the meaning set forth in the Recitals.

“Shared Contract” shall have the meaning set forth in Section 2.5.

“Skip” shall have the meaning set forth in the Recitals.

“Software” shall mean any and all (a) computer programs, including any and all software implementation of algorithms, models and methodologies, whether in source code, object code, human readable form or other form; (b) databases and compilations, including any and all data and collections of data, whether machine readable or otherwise; (c) descriptions, flow charts and other work products used to design, plan, organize and develop any of the foregoing; (d) screens, user interfaces, report formats, firmware, development tools, templates, menus, buttons and icons; and (e) documentation, including user manuals and other training documentation, relating to any of the foregoing.

“Stored Information” shall have the meaning set forth in Section 5.1(b)(i).

“Subsidiary” shall mean, with respect to any Person, any other Person of which stock or other equity interests having ordinary voting power to elect more than 50% of the board of directors or other governing body are owned, directly or indirectly, by such first Person.

“Tangible Information” shall mean Information that is contained in written, electronic or other tangible forms.

“Tax” shall mean (a) all taxes, charges, fees, duties, levies, imposts, or other similar assessments, imposed by any U.S. federal, state or local or foreign governmental authority, including, but not limited to, income, gross receipts, excise, property, sales, use, license, capital stock, transfer, franchise, margin, payroll, withholding, social security, value added and other taxes; (b) any interest, penalties or additions attributable thereto; (c) all liabilities in respect of any items described in clauses (a) or (b) payable by reason of assumption, transferee or successor liability, operation of Law or Treasury Regulation Section 1.1502-6(a) (or any predecessor or successor thereof or any analogous or similar provision under Law); and (d) all liabilities in respect of any items described in clauses (a), (b) or (c) as a result of any tax sharing, tax indemnity or tax allocation agreement or any other express or implied agreement to indemnify any other Person.

“Tax Liabilities” shall mean any Liability arising out of or relating to a Tax.

“Technology” shall mean all technology, designs, formulae, algorithms, procedures, methods, discoveries, processes, techniques, ideas, know-how, research and development, technical data, tools, materials, specifications, processes, inventions (whether patentable or unpatentable and whether or not reduced to practice), apparatus, creations, improvements, works of authorship in any media, confidential, proprietary or nonpublic information, and other similar materials, and all recordings, graphs, drawings, reports, analyses and other writings, and other tangible embodiments of the foregoing in any form whether or not listed herein, in each case, other than Software.

“Third Party” shall mean any Person other than the Parties or any members of their respective Groups.

“Third-Party Claim” shall have the meaning set forth in Section 3.5(a).

“Tok Facility” shall have the meaning set forth in Section 5.1(b)(i).

“Transfer Documents” shall have the meaning set forth in Section 2.1(b).

“Transfer Taxes” shall mean all transfer, sales, use, stamp, registration or other similar federal, foreign, tribal, state and local Taxes (but excluding any income Taxes) resulting from the transfer of an asset from one Party to the other pursuant to the terms of this Agreement.

“Transferred Assets” shall have the meaning set forth in Section 2.2(b).

“Transferred Contracts” shall mean the Contracts set forth on Schedule III.

ARTICLE II
THE SEPARATION

2.1            Transfer of Assets and Assumption of Liabilities

(a)            On or prior to the Distribution and the Acquisitions:

Transfer and Assignment of Transferred Assets.  The Company shall, and shall cause the applicable members of the Company Group to, contribute, assign, transfer, convey and deliver to CORE Minerals, and CORE Minerals shall accept from the Company and such applicable members of the Company Group, all of the Company’s and such Company Group member’s respective right, title and interest, whether direct or indirect, in and to all of the Transferred Assets; and

Acceptance and Assumption of Assumed Liabilities.  CORE Minerals shall accept, assume and agree to faithfully perform, discharge and fulfill all the Assumed Liabilities.

(b)            Transfer Documents.  In furtherance of the contribution, assignment, transfer, conveyance and delivery of the Transferred Assets and the assumption of the Assumed Liabilities in accordance with Section 2.1(a), (i) each Party shall execute and deliver, and shall cause the applicable members of its Group to execute and deliver (as applicable), such bills of sale, quitclaim deeds, stock or unit powers, certificates of title, assignments of contracts and other instruments of transfer, conveyance and assignment as and to the extent necessary to evidence the transfer, conveyance and assignment of all of such Party’s and the applicable members of its Group’s (as applicable) right, title and interest in and to such Transferred Assets in accordance with Section 2.1(a), and (ii) each Party shall execute and deliver, and shall cause the applicable members of its Group (as applicable) to execute and deliver, to the other Party such assumptions of contracts and other instruments of assumption as and to the extent reasonably necessary to evidence the valid and effective assumption of the Assumed Liabilities in accordance with Section 2.1(a).  All of the foregoing documents contemplated by this Section 2.1(b) shall be referred to collectively herein as the “Transfer Documents.”

(c)            Misallocations.  In the event that at any time, or from time to time (whether prior to, at or after the Effective Time), any Party (or any member of such Party’s respective Group) shall receive or otherwise possess any Asset that is allocated to any other Party (or any member of such Party’s Group) pursuant to this Agreement, such Party shall promptly transfer, or cause to be transferred, such Asset to the Party so entitled thereto (or to any member of such Party’s Group), and such entitled Party (or member of such Party’s Group) shall accept such Asset.  Prior to any such transfer, the Person receiving or possessing such Asset shall hold such Asset in trust for any such other Person.  In the event that at any time, or from time to time (whether prior to, at or after the Effective Time), any Party (or any member of such Party’s respective Group) shall receive or otherwise assume any Liability that is allocated to any other Party (or any member of such Party’s Group) pursuant to this Agreement, such Party shall promptly transfer, or cause to be transferred, such Liability to the Party responsible therefor (or to any member of such Party’s Group), and such responsible Party (or any member of such Party’s Group) shall accept, assume and agree to faithfully perform such Liability.

(d)            Bulk-Sale and Bulk-Transfer Laws.  Each Party hereby acknowledges that the transfer or sale of any or all of the Transferred Assets to any member of the CORE Group and deemed transfer or sale of any or all of the Retained Assets to any member of the Company Group is not subject to any requirements and provisions of any “bulk-sale” or “bulk-transfer” Laws of any jurisdiction.

2.2            Retained Assets; Transferred Assets

Retained Assets.  For the purposes of this Agreement, “Retained Assets” shall mean all Assets of any member of the Company Group as of immediately prior to the Effective Time, other than the Transferred Assets.

Transferred Assets.  For purposes of this Agreement, “Transferred Assets” shall mean all of the following Assets of the Company or any other member of the Company Group as of immediately prior to the Effective Time:

(i)            the Exploration Properties; the Parties acknowledge and agree that certain of the Exploration Properties are subject to the Option Agreement and all of the Exploration Properties are subject to the CORE Minerals Royalty Agreement;

(ii)            all Transferred Contracts and all rights, interests or claims of any members of the Company Group thereunder (including rights under or pursuant to all warranties, representations and guarantees, whether express or implied, thereunder);

(iii)            [reserved];

(iv)            all rights of any member of the Company Group to indemnities and releases from Third Parties to the extent related to the Exploration Properties;

(v)            all claims, defenses, causes of action, choses in action, rights of recovery, rights of set off, and rights of recoupment of any member of the Company Group to the extent attributable to the Exploration Properties;

(vi)            all Permits owned or licensed by any member of the Company Group set forth on Schedule 2.2(b)(vi) or that relate solely to the Exploration Properties;

(vii)            all Equipment of any member of the Company Group set forth on Schedule 2.2(b)(vii);

(viii)            all rights, interests and claims of any member of the Company Group with respect to Information to the extent related to the Exploration Properties;

(ix)            all Insurance Proceeds received or receivable by any member of the Company Group under any insurance policy written prior to the Effective Time to the extent in connection with (i) the damage or complete destruction of any assets or properties prior to the Effective Time that would have been included in the Transferred Assets but for such damage or complete destruction, or (ii) any Assumed Liability; and

(x)            all Technology owned or licensed by the Company set forth on Schedule 2.2(b)(x).

2.3            Retained Liabilities; Assumed Liabilities

Retained Liabilities.  For the purposes of this Agreement, “Retained Liabilities” shall mean all Liabilities of the Company Group, other than the Assumed Liabilities.

Assumed Liabilities(c).  For the purposes of this Agreement, “Assumed Liabilities” shall mean the following Liabilities of any member of the Company Group:

(i)            all Liabilities other than Tax Liabilities (including Environmental Liabilities and Liabilities related to the Permits included in Transferred Assets) to the extent arising out of, resulting from or related to the Exploration Properties or a Transferred Asset, in each case, regardless of whether such Liabilities arise before, on or after the Effective Time;

(ii)            Asset Taxes and all other Taxes to the extent arising out of, resulting from or related to the Exploration Properties or a Transferred Asset, in each case, attributable to any Tax period beginning at or after the Effective Time;

(iii)            CORE Minerals’ obligations and the obligations of any member of the CORE Group under this Agreement and any other Contract entered into by CORE Minerals or any member of the CORE Group in connection herewith; and

(iv)            all Liabilities arising out of claims made by any Third Party against any member of the Company Group to the extent relating to, arising out of or resulting from the Exploration Properties or the Transferred Assets, in each case, regardless of whether such Liabilities arise before, on or after the Effective Time.

2.4            Termination of Agreements

(a)            In furtherance of the releases and other provisions of Section 3.1, each member of the Company Group, on the one hand, and CORE, CORE Minerals and each member of the CORE Group, on the other hand, hereby terminate any and all Contracts between or among the Company, on the one hand, and CORE, CORE Minerals and/or any member of the CORE Group, on the other hand, with such termination to be effective as of the Effective Time.  No such terminated Contract (including any provision thereof which purports to survive termination) shall be of any further force or effect after the Effective Time.  Each Party shall, at the reasonable request of the other Party, take, or cause to be taken, such other actions as may be necessary to effect the foregoing.

(b)            The provisions of Section 2.4(a) shall not apply to any of the following agreements (or to any of the provisions thereof):

(i)            this Agreement (and each other agreement expressly contemplated by this Agreement or the CORE Purchase Agreement to be entered into or continued by any of the Parties);

(ii)            the Company LLC Agreement;

(iii)            any agreement to which any Person other than the Parties and their respective Affiliates is a party; and

(iv)            any confidentiality or non-disclosure agreements among any member of the CORE Group or the Company and any of their respective employees, including any obligation not to disclose proprietary or Privileged Information.

2.5            Treatment of Shared Contracts

(a)            Subject to applicable Law and without limiting the generality of the obligations set forth in Section 2.1, unless the Parties otherwise agree or the benefits of any Contract described in this Section 2.5 are expressly conveyed to the applicable Party pursuant to this Agreement, any Contract, only a portion of which is a Transferred Contract (any such Contract, a “Shared Contract”), shall be assigned in relevant part to the applicable member(s) of the applicable Group, if so assignable, or appropriately amended prior to, on or after the Effective Time, so that each Party or the member of its Group shall, as of the Effective Time, be entitled to the rights and benefits, and shall assume the related portion of any Liabilities, inuring to its respective businesses; provided, however, that (i) in no event shall any member of any Group be required to assign (or amend) any Shared Contract in its entirety or to assign a portion of any Shared Contract which is not assignable (or cannot be amended) by its terms (including any terms imposing consents or conditions on an assignment where such consents or conditions have not been obtained or fulfilled) and (ii) if any Shared Contract cannot be so partially assigned by its terms or otherwise, or cannot be amended or if such assignment or amendment would impair the benefit the Parties thereto derive from such Shared Contract, then the Parties shall, and shall cause each of the members of their respective Groups to, take such other reasonable and permissible actions (including by providing prompt notice to the other Party with respect to any relevant claim of Liability or other relevant matters arising in connection with a Shared Contract so as to allow such other Party the ability to exercise any applicable rights under such Shared Contract) to cause a member of the CORE Group or the Company, as the case may be, to receive the rights and benefits of that portion of each Shared Contract that relates to the Exploration Properties or the Retained Properties, as the case may be (in each case, to the extent so related), as if such Shared Contract had been assigned to (or amended to allow) a member of the applicable Group pursuant to this Section 2.5, and to bear the burden of the corresponding Liabilities (including any Liabilities that may arise by reason of such arrangement), as if such Liabilities had been assumed by a member of the applicable Group pursuant to this Section 2.5.

(b)            Each of the Company and CORE Minerals shall, and shall cause the members of its Group to, (i) treat for all Tax purposes the portion of each Shared Contract inuring to its respective businesses as Assets owned by, and/or Liabilities of, as applicable, such Party, or the members of its Group, as applicable, not later than the Effective Time, and (ii) neither report nor take any Tax position (on a Tax return or otherwise) inconsistent with such treatment (unless required by applicable Law).

(c)            Nothing in this Section 2.5 shall require any member of any Group to make any non-de minimis payment (except to the extent advanced, assumed or agreed in advance to be reimbursed by any member of the other Group), incur any non-de minimis obligation or grant any non-de minimis concession for the benefit of any member of any other Group in order to effect any transaction contemplated by this Section 2.5.  For purposes of this Section 2.5, “de minimis” shall be determined in reference to customary contracts of similar nature, character and size to the Shared Contracts and not in reference to the value of the transactions contemplated by the CORE Purchase Agreement.

2.6            Disclaimer of Representations and Warranties

EACH OF THE COMPANY (ON BEHALF OF ITSELF AND EACH MEMBER OF THE COMPANY GROUP) AND CORE (ON BEHALF OF ITSELF AND EACH MEMBER OF THE CORE GROUP) UNDERSTANDS AND AGREES THAT, EXCEPT AS EXPRESSLY SET FORTH HEREIN OR IN THE CORE PURCHASE AGREEMENT, THE ROYAL PURCHASE AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT CONTEMPLATED BY THIS AGREEMENT, NO PARTY TO THIS AGREEMENT, THE CORE PURCHASE AGREEMENT, THE ROYAL PURCHASE AGREEMENT OR ANY OTHER AGREEMENT OR DOCUMENT CONTEMPLATED BY THIS AGREEMENT, THE CORE PURCHASE AGREEMENT, THE ROYAL PURCHASE AGREEMENT OR OTHERWISE, IS REPRESENTING OR WARRANTING IN ANY WAY AS TO THE ASSETS, BUSINESSES OR LIABILITIES TRANSFERRED OR ASSUMED AS CONTEMPLATED HEREBY OR THEREBY, AS TO ANY CONSENTS OR APPROVALS REQUIRED IN CONNECTION THEREWITH, AS TO THE VALUE OR FREEDOM FROM ANY SECURITY INTERESTS OF, OR ANY OTHER MATTER CONCERNING, ANY ASSETS OF SUCH PARTY, OR AS TO THE ABSENCE OF ANY DEFENSES OR RIGHT OF SETOFF OR FREEDOM FROM COUNTERCLAIM WITH RESPECT TO ANY CLAIM OR OTHER ASSET, INCLUDING ANY ACCOUNTS RECEIVABLE, OF ANY PARTY, OR AS TO THE LEGAL SUFFICIENCY OF ANY ASSIGNMENT, DOCUMENT OR INSTRUMENT DELIVERED HEREUNDER TO CONVEY TITLE TO ANY ASSET OR THING OF VALUE UPON THE EXECUTION, DELIVERY AND FILING HEREOF OR THEREOF.  EXCEPT AS MAY EXPRESSLY BE SET FORTH HEREIN, IN THE CORE PURCHASE AGREEMENT OR ANY OTHER AGREEMENT CONTEMPLATED BY THIS AGREEMENT, ALL SUCH ASSETS ARE BEING TRANSFERRED ON AN “AS IS,” “WHERE IS” BASIS (AND, IN THE CASE OF ANY REAL PROPERTY, BY MEANS OF A QUITCLAIM OR SIMILAR FORM OF DEED OR CONVEYANCE) AND THE RESPECTIVE TRANSFEREES SHALL BEAR THE ECONOMIC AND LEGAL RISKS THAT (I) ANY CONVEYANCE WILL PROVE TO BE INSUFFICIENT TO VEST IN THE TRANSFEREE GOOD AND MARKETABLE TITLE, FREE AND CLEAR OF ANY SECURITY INTEREST, AND (II) ANY NECESSARY APPROVALS OR NOTIFICATIONS ARE NOT OBTAINED OR MADE OR THAT ANY REQUIREMENTS OF LAWS OR JUDGMENTS ARE NOT COMPLIED WITH.

2.7            Company Name and Company Marks

(a)            The Company shall retain all its rights and rights to use the Company Name and Company Marks.  For the avoidance of doubt, the Company shall not retain any rights in any name, trade name, trademark, logo or similar rights in and to “Royal Gold” and similar names, logos and marks, including Royal Gold’s registered trademarks.

(b)            Notwithstanding anything to the contrary provided in Section 2.7(a), each member of the CORE Group may use the Company Name and Company Marks, (i) in a neutral, non-trademark manner to describe the historical relationship of the Company and CORE Group, (ii) to the extent required by Law in legal or business documents in existence at the Effective Time or (iii) as necessary in connection with the transactions contemplated by this Agreement.

2.8            The Distribution

(a)            Immediately prior to the Effective Time, the following transactions shall take place:

(i)            the Transferred Assets shall be transferred, and the Assumed Liabilities shall be assumed, as contemplated pursuant to Section 2.1; and

(ii)            the Company and CORE Minerals shall enter into the Option Agreement providing for the right of optionee to acquire certain Optioned State Claims held by CORE Minerals pursuant to the terms and conditions of the Option Agreement.

(b)            At the Effective Time, and subject to completion of transactions set forth in Section 2.8(a), the following transactions shall take place:

(i)            the Company and Royal Gold shall execute the Amended and Restated Royalty Agreement pursuant to which the Company will grant to Royal Gold the New Silver Royalty and ratify certain existing royalty obligations, pursuant to the terms and conditions of the Amended and Restated Royalty Agreement;

(ii)            CORE Minerals and Royal Gold shall execute the CORE Minerals Royalty Agreement pursuant to which CORE Minerals will grant to Royal Gold the CORE Minerals Royalty and ratify certain existing royalty obligations; and

(iii)            the Company shall distribute to CORE Alaska 100% of the membership interests in CORE Minerals, with CORE Alaska in turn distributing such membership interests to CORE, such that CORE Minerals will become a wholly-owned Subsidiary of CORE.

(c)            The Parties acknowledge and agree that the aggregate value of the distributions provided for in this Section 2.8 are being distributed to CORE Alaska and Royal Alaska, respectively, in proportion to their respective ownership interest in the Company, as shown in Schedule 2.8(c).

2.9            CORE Minerals.  Each of CORE and CORE Alaska hereby represent and warrant that from the date of its formation to the date of Distribution, CORE Minerals has conducted no business other than as necessary to consummate the Separation and the Distribution.

ARTICLE III
MUTUAL RELEASES; INDEMNIFICATION

3.1            Release of Pre-Distribution Claims

CORE Release of the Company Group.  Except as provided in Sections 3.1(c) and 3.1(d), effective as of the Effective Time, each member of the CORE Group and CORE Minerals does hereby, for itself and each of its successors and assigns, and, to the extent permitted by applicable Law, all Persons who at any time prior to the Effective Time have been stockholders, members, directors, managers, officers, agents or employees of any member of the CORE Group (in each case, in their respective capacities as such), remise, release and forever discharge (i) the Company and the members of the Company Group, and their respective successors and assigns, (ii) Skip, (iii) Royal Gold and Royal Alaska, (iv) all Persons who at any time prior to the Effective Time have been managers, stockholders, directors, managers, officers, agents or employees of any member of the Company Group (in each case, in their respective capacities as such), and their respective heirs, executors, administrators, successors and assigns, including, without limitation, Royal Alaska in its capacity as “Manager” under the Company LLC Agreement, and (v) all Persons who at any time prior to the Effective Time are or have been stockholders, members, directors, managers, officers, agents or employees of CORE Minerals and who are not, as of immediately following the Effective Time, stockholders, members, directors, managers, officers, agents or employees of CORE Minerals, in each case from all Assumed Liabilities.

Company Release of the CORE Group(c).  Except as provided in Sections 3.1(c) and 3.1(d), effective as of the Effective Time, each member of the Company Group does hereby, for itself and each other member of the Company Group and their respective successors and assigns (including Skip upon consummation of the Acquisitions), and, to the extent permitted by Law, all Persons who at any time prior to the Effective Time have been stockholders, members, directors, managers, officers, agents or employees of any member of the Company Group (in each case, in their respective capacities as such), remise, release and forever discharge CORE and CORE Minerals and its successors and assigns, from all Retained Liabilities.

Obligations Not Affected(i).  Nothing contained in Section 3.1(a) or 3.1(b) shall impair any right of any Person to enforce this Agreement, the CORE Purchase Agreement, the Royal Purchase Agreement, or any Contracts that are specified in Section 2.4 as not to terminate as of the Effective Time, in each case, in accordance with its terms and solely to the extent such Person is a party thereto.  Nothing contained in Section 3.1(a) or 3.1(b) shall release any Person from:

(i)            any Liability provided in or resulting from any Contract among any members of the Company Group or the CORE Group that is specified in Section 2.4 to terminate as of the Effective Time;

(ii)            any Liability, contingent or otherwise, assumed, transferred, assigned or allocated to the Group of which such Person is a member in accordance with, or any other Liability of any member of any Group under, this Agreement, the CORE Purchase Agreement or the Royal Purchase Agreement; and

(iii)            any Liability that the Parties may have with respect to indemnification or contribution pursuant to this Agreement, the CORE Purchase Agreement or the Royal Purchase Agreement for claims brought against the Parties by third Persons, which Liability shall be governed by the provisions of this Article III and, if applicable, the appropriate provisions of the CORE Purchase Agreement or the Royal Purchase Agreement.

In addition, nothing contained in Section 3.1(a) shall (i) release any member of the Company Group from honoring its existing obligations to indemnify any manager, member, director, officer or employee of the Company, CORE, CORE Alaska, or CORE Minerals who was a director, officer or employee of any member of the Company Group on or prior to the Effective Time, to the extent such manager, member, director, officer or employee becomes a named defendant in any Action with respect to which such manager, member, director, officer or employee was entitled to such indemnification pursuant to then-existing obligations under the Company LLC Agreement; it being understood that, if the underlying obligation giving rise to such Action is an Assumed Liability, CORE Minerals shall indemnify the Company for such Liability (including the Company’s costs to indemnify the director, officer or employee) in accordance with the provisions set forth in this Article III or (ii) release Skip from honoring any of its obligations to indemnify any director, officer or employee in accordance with the CORE Purchase Agreement or the Royal Purchase Agreement.

(d)            No Claims. Neither CORE Minerals nor any member of the CORE Group shall make any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification, against the Company or any other member of the Company Group, or any other Person released pursuant to Section 3.1(a), with respect to any Liabilities released pursuant to Section 3.1(a).  The Company shall not make, and shall not permit any other member of the Company Group to make, any claim or demand, or commence any Action asserting any claim or demand, including any claim of contribution or any indemnification against CORE or CORE Minerals, or any other Person released pursuant to Section 3.1(b), with respect to any Liabilities released pursuant to Section 3.1(b).

3.2            Indemnification by CORE Minerals

Except as otherwise specifically set forth in this Agreement, to the fullest extent permitted by Law, CORE Minerals shall indemnify, defend and hold harmless the Company, each other member of the Company Group and each of their respective past, present and future members, managers, stockholders, directors, officers, employees and agents, in each case in their respective capacities as such, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “Company Indemnitees”), from and against any and all Liabilities of the Company Indemnitees relating to, arising out of or resulting from, directly or indirectly, any of the following items (without duplication):

(a)            any Assumed Liability to the extent such Assumed Liability was not satisfied by the Company prior to the Effective Time;

(b)            any failure of CORE Minerals or any other Person to pay, perform or otherwise promptly discharge any Assumed Liabilities in accordance with their terms, whether prior to, on or after the Effective Time;

(c)            any breach by CORE Minerals or any member of the CORE Group of this Agreement; and

(d)            except to the extent it relates to a Retained Liability, any guarantee, indemnification or contribution obligation, surety bond or other credit support Contract for the benefit of any member of the CORE Group by any member of the Company Group that survives following the Separation.

3.3            Indemnification by the Company

(a)            Except as otherwise specifically set forth in this Agreement, to the fullest extent permitted by Law, the Company shall, and shall cause the other members of the Company Group to, jointly and severally, indemnify, defend and hold harmless CORE and CORE Minerals, and each of their respective past, present and future stockholders, directors, officers, employees or agents, in each case in their respective capacities as such, and each of the heirs, executors, successors and assigns of any of the foregoing (collectively, the “CORE Indemnitees”), from and against any and all Liabilities of the CORE Indemnitees relating to, arising out of or resulting from, directly or indirectly, any of the following items (without duplication):

(i)            any Retained Liability;

(ii)            any failure of the Company, any other member of the Company Group or any other Person to pay, perform or otherwise promptly discharge any Retained Liabilities in accordance with their terms after the Effective Time;

(iii)            any breach by the Company or any other member of the Company Group of this Agreement after the Effective Time; and

(iv)            except to the extent it relates to an Assumed Liability, any guarantee, indemnification or contribution obligation, surety bond or other credit support Contract for the benefit of any member of the Company Group by any member of the CORE Group.

For the avoidance of doubt, neither Royal Gold nor Royal Alaska shall have any Liability for indemnification under this Agreement, including with respect to any Liability of the Company or any Liability incurred or assumed by CORE Minerals; provided that the foregoing sentence shall not affect Royal Gold’s or Royal Alaska’s obligations under any other agreement, including, without limitation, liability under the Company LLC Agreement to the extent such Liability arises out of actions or omissions of Royal Gold or Royal Alaska prior to the closing date of the transactions contemplated by the Royal Purchase Agreement (the “Royal Purchase Agreement Closing”).

(b)            Notwithstanding any termination, amendment, restatement, or other modification of the Company LLC Agreement after the Effective Time, the Company and each of its successors and assigns (including any such successors or assigns arising by operation of law) shall indemnify Royal Gold and Royal Alaska to the extent provided by Section 4.9 of the Company LLC Agreement as in effect immediately prior to the Effective Time.

3.4            Indemnification Obligations Net of Insurance Proceeds and Other Amounts

(a)            The Parties intend that any Liability subject to indemnification, contribution or reimbursement pursuant to this Article III will be net of Insurance Proceeds or other amounts actually recovered (net of any out-of-pocket costs or expenses incurred in the collection thereof) from any Person by or on behalf of the Indemnitee in respect of any indemnifiable Liability.  Accordingly, the amount which either Party (an “Indemnifying Party”) is required to pay to any Person entitled to indemnification or contribution hereunder (an “Indemnitee”) will be reduced by any Insurance Proceeds or other amounts actually recovered (net of any out-of-pocket costs or expenses incurred in the collection thereof) from any Person by or on behalf of the Indemnitee in respect of the related Liability.  If an Indemnitee receives a payment (an “Indemnity Payment”) required by this Agreement from an Indemnifying Party in respect of any Liability and subsequently receives Insurance Proceeds or any other amounts in respect of the related Liability, then the Indemnitee will pay to the Indemnifying Party an amount equal to the excess of the Indemnity Payment received over the amount of the Indemnity Payment that would have been due if the Insurance Proceeds or such other amounts (net of any out-of-pocket costs or expenses incurred in the collection thereof) had been received, realized or recovered before the Indemnity Payment was made.

(b)            The Parties agree than an insurer that would otherwise be obligated to pay any claim shall not be relieved of the responsibility with respect thereto or, solely by virtue of any provisions contained in this Agreement, have any subrogation rights with respect thereto, it being understood that no insurer or any other Third Party shall be entitled to a “windfall” (i.e., a benefit they would not be entitled to receive in the absence of the indemnification provisions) by virtue of the indemnification and contribution provisions hereof.  Each Party shall, and shall cause the members of its Group to, use commercially reasonable efforts (taking into account the probability of success on the merits and the cost of expending such efforts, including attorneys’ fees and expenses) to collect or recover any Insurance Proceeds that may be collectible or recoverable respecting the Liabilities for which indemnification or contribution may be available under this Article III.

3.5            Procedures for Indemnification of Third-Party Claims

Notice of Claims.  If, at or following the date of this Agreement, an Indemnitee shall receive notice or otherwise learn of the assertion by a Person (including any Governmental Entity) who is not a member of the Company Group or the CORE Group of any claim or of the commencement by any such Person of any Action (collectively, a “Third-Party Claim”) with respect to which an Indemnifying Party may be obligated to provide indemnification to such Indemnitee pursuant to Section 3.2 or 3.3, or any other Section of this Agreement, such Indemnitee shall give such Indemnifying Party written notice thereof as soon as reasonably practicable, but in any event within thirty (30) days (or sooner if applicable Law, statute of limitation or the nature of the Third-Party Claim so requires) after becoming aware of such Third-Party Claim.  Any such notice shall describe the Third-Party Claim in reasonable detail, including the facts and circumstances giving rise to such claim for indemnification, and include copies of all notices and documents (including court papers) received by the Indemnitee relating to the Third-Party Claim.  Notwithstanding the foregoing, the failure of an Indemnitee to provide notice in accordance with this Section 3.5(a) shall not relieve an Indemnifying Party of its indemnification obligations under this Agreement, except to the extent to which the Indemnifying Party is actually prejudiced by the Indemnitee’s failure to provide notice in accordance with this Section 3.5(a).

Control of Defense(c).  An Indemnifying Party may elect to defend (and seek to settle or compromise), at its own expense and with its own counsel, any Third-Party Claim; provided, that, prior to the Indemnifying Party assuming and controlling defense of such Third-Party Claim, it shall first confirm to the Indemnitee in writing that, assuming the facts presented to the Indemnifying Party by the Indemnitee being true, the Indemnifying Party shall indemnify the Indemnitee for any such damages to the extent resulting from, or arising out of, such Third-Party Claim.  Notwithstanding the foregoing, if the Indemnifying Party assumes such defense and, in the course of defending such Third-Party Claim, (i) the Indemnifying Party discovers that the facts presented at the time the Indemnifying Party acknowledged its indemnification obligation in respect of such Third-Party Claim were not true in all material respects and (ii) such untruth provides a reasonable basis for asserting that the Indemnifying Party does not have an indemnification obligation in respect of such Third-Party Claim, then (A) the Indemnifying Party shall not be bound by such acknowledgment, (B) the Indemnifying Party shall promptly thereafter provide the Indemnitee written notice of its assertion that it does not have an indemnification obligation in respect of such Third-Party Claim and (C) the Indemnitee shall have the right to assume the defense of such Third-Party Claim.  Within thirty (30) days after the receipt of a notice from an Indemnitee in accordance with Section 3.5(a) (or sooner if applicable Law, statute of limitation or the nature of the Third-Party Claim so requires), the Indemnifying Party shall provide written notice to the Indemnitee indicating whether the Indemnifying Party shall assume responsibility for defending the Third-Party Claim.  If an Indemnifying Party elects not to assume responsibility for defending any Third-Party Claim or fails to notify an Indemnitee of its election within thirty (30) days after receipt of the notice from an Indemnitee as provided in Section 3.5(a), then the Indemnitee that is the subject of such Third-Party Claim shall be entitled to continue to conduct and control the defense of such Third-Party Claim.

(c)            Allocation of Defense Costs.  If an Indemnifying Party has elected to assume the defense of a Third-Party Claim, then such Indemnifying Party shall be solely liable for all fees and expenses incurred by it in connection with the defense of such Third-Party Claim and shall not be entitled to seek any indemnification or reimbursement from the Indemnitee for any such fees or expenses incurred by the Indemnifying Party during the course of the defense of such Third-Party Claim by such Indemnifying Party, regardless of any subsequent decision by the Indemnifying Party to reject or otherwise abandon its assumption of such defense.  If an Indemnifying Party elects not to assume responsibility for defending any Third-Party Claim or fails to notify an Indemnitee of its election within thirty (30) days after receipt of a notice from an Indemnitee as provided in Section 3.5(a), and the Indemnitee conducts and controls the defense of such Third-Party Claim and the Indemnifying Party has an indemnification obligation with respect to such Third-Party Claim, then the Indemnifying Party shall be liable for all reasonable fees and expenses incurred by the Indemnitee in connection with the defense of such Third-Party Claim.

(d)            Right to Monitor and Participate.  An Indemnitee that does not conduct and control the defense of any Third-Party Claim, or an Indemnifying Party that has failed to elect to defend any Third-Party Claim as contemplated hereby, nevertheless shall have the right to employ separate counsel (including local counsel as necessary) of its own choosing to monitor and participate in (but not control) the defense of any Third-Party Claim for which it is a potential Indemnitee or Indemnifying Party, but the fees and expenses of such counsel shall be at the expense of such Indemnitee or Indemnifying Party, as the case may be, and the provisions of Section 3.5(c) shall not apply to such fees and expenses.  Notwithstanding the foregoing, but subject to Sections 5.7 and 5.8, such Party shall cooperate with the Party entitled to conduct and control the defense of such Third-Party Claim in such defense and make available to the controlling Party, at the non-controlling Party’s expense, all witnesses, information and materials in such Party’s possession or under such Party’s control relating thereto as are reasonably required by the controlling Party.  In addition to the foregoing, if any Indemnitee shall in good faith determine that such Indemnitee and the Indemnifying Party have actual or potential differing defenses or conflicts of interest between them that make joint representation inappropriate, then the Indemnitee shall have the right to employ separate counsel (including local counsel as necessary) and to participate in (but not control) the defense, compromise, or settlement thereof, and the Indemnifying Party shall bear the reasonable fees and expenses of such counsel for all Indemnitees.

(e)            No Settlement.  No Party may settle or compromise any Third-Party Claim for which a Party is seeking to be indemnified hereunder without the prior written consent of the other Parties (which consent may not be unreasonably withheld), unless such settlement or compromise provides for a full, unconditional and irrevocable release of the other Parties from all Liability in connection with the Third-Party Claim.

(f)            Mixed Claims.  Notwithstanding anything to the contrary in this Section 3.5, in the event that a Third-Party Claim for which a Party is seeking to be indemnified hereunder involves matters for which the other Party or its indemnitees is also entitled to indemnification hereunder (for example, a Third Party Claim involving both Retained Liabilities and Assumed Liabilities), then the Company shall be entitled to control the defense of such Third Party Claim, and CORE Minerals shall reimburse the Company for its proportionate share of reasonable and documented defense costs associated therewith.

3.6            Additional Matters

(a)            Timing of Payments.  Indemnification or contribution payments in respect of any Liabilities for which an Indemnitee is entitled to indemnification or contribution under this Article III shall be paid within forty-five (45) days of the final determination of the amount that the Indemnitee is entitled to indemnification or contribution under this Article III by the Indemnifying Party to the Indemnitee as such Liabilities are incurred upon demand by the Indemnitee, including reasonably satisfactory documentation setting forth the basis for the amount of such indemnification or contribution payment, including documentation with respect to calculations made and consideration of any Insurance Proceeds that actually reduce the amount of such Liabilities.  The indemnity and contribution provisions contained in this Article III shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Indemnitee, or (ii) the knowledge by the Indemnitee of any Liabilities for which it might be entitled to indemnification hereunder.

(b)            Notice of Direct Claims.  Any claim for indemnification or contribution under this Agreement that does not result from a Third-Party Claim shall be asserted by written notice given by the Indemnitee to the applicable Indemnifying Party; provided, that the failure by an Indemnitee to so assert any such claim shall not prejudice the ability of the Indemnitee to do so at a later time except to the extent (if any) that the Indemnifying Party is prejudiced thereby.  Such Indemnifying Party shall have a period of thirty (30) days after the receipt of such notice within which to respond thereto.  If such Indemnifying Party does not respond within such thirty (30)-day period or rejects such claim in whole or in part, such Indemnitee shall, subject to the provisions this Agreement, be free to pursue such remedies as may be available to such party as contemplated by this Agreement, as applicable, without prejudice to its continuing rights to pursue indemnification or contribution hereunder.

(c)            Pursuit of Claims Against Third Parties.  If (i) a Party incurs any Liability arising out of this Agreement, (ii) an adequate legal or equitable remedy is not available for any reason against the other Party to satisfy the Liability incurred by the incurring Party, and (iii) a legal or equitable remedy may be available to the other Party against a Third Party for such Liability, then the other Party shall use its commercially reasonable efforts to cooperate with the incurring Party, at the incurring Party’s expense, to permit the incurring Party to obtain the benefits of such legal or equitable remedy against the Third Party.

(d)            Subrogation.  In the event of payment by or on behalf of any Indemnifying Party to any Indemnitee in connection with any Third-Party Claim, such Indemnifying Party shall be subrogated to and shall stand in the place of such Indemnitee as to any events or circumstances in respect of which such Indemnitee may have any right, defense or claim relating to such Third-Party Claim against any claimant or plaintiff asserting such Third-Party Claim or against any other Person.  Such Indemnitee shall cooperate with such Indemnifying Party in a reasonable manner, and at the cost and expense of such Indemnifying Party, in prosecuting any subrogated right, defense or claim.

(e)            Substitution.  In the event of an Action in which the Indemnifying Party is not a named defendant, if either the Indemnitee or Indemnifying Party shall so request, the Parties shall endeavor to substitute the Indemnifying Party for the named defendant.  If such substitution or addition cannot be achieved for any reason or is not requested, the named defendant shall allow the Indemnifying Party to manage the Action as set forth in Section 3.5 and this Section 3.6, and the Indemnifying Party shall fully indemnify the named defendant against all costs of defending the Action (including court costs, sanctions imposed by a court, attorneys’ fees, experts fees and all other external expenses), the costs of any judgment or settlement and the cost of any interest or penalties relating to any judgment or settlement.

(f)            Remedies Cumulative.  The remedies provided in this Article III shall be cumulative and, subject to the provisions of Article VI, shall not preclude assertion by any Indemnitee of any other rights or the seeking of any and all other remedies against any Indemnifying Party.

3.7            Right of Contribution

If any right of indemnification contained in Section 3.2 or 3.3 is held unenforceable or is unavailable for any reason, or is insufficient to hold harmless an Indemnitee in respect of any Liability for which such Indemnitee is entitled to indemnification hereunder, then the Indemnifying Party shall contribute to the amounts paid or payable by the Indemnitees as a result of such Liability (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the members of its Group, on the one hand, and the Indemnitees entitled to contribution, on the other hand, as well as any other relevant equitable considerations.

Covenant Not to Sue

Each Party hereby covenants and agrees that none of it, the members of such Party’s Group or any Person claiming through it shall bring suit or otherwise assert any claim against any Indemnitee, or assert a defense against any claim asserted by any Indemnitee, before any court, arbitrator, mediator or administrative agency anywhere in the world, alleging that: (a) the assumption of any Assumed Liabilities by CORE Minerals or a member of the CORE Group on the terms and conditions set forth in this Agreement is void or unenforceable for any reason; (b) the retention of any Retained Liabilities by the Company or a member of the Company Group on the terms and conditions set forth in this Agreement is void or unenforceable for any reason; or (c) the provisions of this Article III are void or unenforceable for any reason.

3.9            Survival of Indemnities

The rights and obligations of each of the Company and each member of the Company Group, CORE Minerals and each member of the CORE Group and their respective Indemnitees under this Article III shall survive (a) the sale or other transfer by either Party or any member of its Group of any Assets or businesses or the assignment by it of any liabilities or (b) any merger, consolidation, business combination, sale of all or substantially all of its Assets, restructuring, recapitalization, reorganization or similar transaction involving either Party or any of the members of its Group.

ARTICLE IV
CERTAIN OTHER MATTERS

4.1            Late Payments

Except as expressly provided to the contrary in this Agreement, any amount not paid when due pursuant to this Agreement (and any amounts billed or otherwise invoiced or demanded and properly payable that are not paid within thirty (30) days of such bill, invoice or other demand) shall accrue interest at a rate per annum equal to Prime Rate plus two percent (2%).

ARTICLE V
EXCHANGE OF INFORMATION; CONFIDENTIALITY

5.1            Agreement for Exchange of Information

(a)            Subject to Section 5.9 and any other applicable confidentiality obligations, each Party, on behalf of itself and each member of its Group (as applicable) agrees to use commercially reasonable efforts to provide or make available, or cause to be provided or made available, to any other Party and the members of such other Party’s Group (as applicable) at any time before, on or after the Effective Time, as soon as reasonably practicable after written request therefor, any information (or a copy thereof) in the possession or under the control of such Party or its Group (as applicable) which the requesting Party or its Group (as applicable) has reasonably requested to the extent that (i) such information relates to the Exploration Properties, or any Transferred Asset or Assumed Liability, if CORE Minerals or CORE is the requesting Party, or to the Retained Properties, or any Retained Asset or Retained Liability, if the Company is the requesting Party; (ii) such information is required by the requesting Party to comply with its obligations under this Agreement; or (iii) such information is required by the requesting Party to comply with any obligation imposed by any Governmental Entity; provided, however, that, in the event that the Party to whom the request has been made determines that any such provision of information could violate any Law or Contract, or waive any privilege available under applicable Law, including any attorney-client privilege, then the Parties shall use commercially reasonable efforts to permit compliance with such obligations to the extent and in a manner that avoids any such harm or consequence.  The Party providing information pursuant to this Section 5.1 shall only be obligated to provide such information in the form, condition and format in which it then exists, and in no event shall such Party be required to perform any improvement, modification, conversion, updating or reformatting of any such information, and nothing in this Section 5.1 shall expand the obligations of a Party under Section 5.4.

(b)            Without limiting the generality of the foregoing,

(i)            for a period of two years following the Effective Time and as soon as reasonably practicable after written request therefor, the Company and each other member of the Company Group shall, and shall cause its respective Representatives to, permit CORE Minerals, CORE and their respective Representatives to access and remove all information, including drill core and pulp samples (the “Stored Information”) located at Tok Core Facility on land leased from Young’s Timber Inc. (the “Tok Facility”), that relates solely to the Exploration Properties, or any Transferred Asset or Assumed Liability. For the avoidance of doubt, the Parties acknowledge that (A) the Stored Information shall, at all times following the Effective Time constitute Transferred Assets contemplated by Section 2.2(b)(viii), (B) no member of the Company Group shall have any responsibility or liability for any loss of or damage to any Stored Information, and (C) CORE Minerals or CORE shall remove all Stored Information from the Tok Facility upon the earlier of (x) the two-year anniversary of the Effective Time, (y) such time that the Company reasonably determines that there is no longer adequate available space to store the Stored Information at the Tok Facility, and (z) such time that the Company determines to no longer lease the Tok Facility (provided that the Company shall provide CORE Minerals at least 90 days’ notice of such decision); and

(ii)            until the first fiscal year end of CORE occurring after the Effective Time (and for a reasonable period of time afterwards as required for each Party to prepare consolidated financial statements or complete a financial statement audit for the fiscal year during which the Effective Time occurs), each Party shall use its commercially reasonable efforts to cooperate with the other Party’s information requests to enable (i) the other Party to meet its timetable for dissemination of its earnings releases, financial statements and management’s assessment of the effectiveness of its disclosure controls and procedures and its internal control over financial reporting in accordance with Items 307 and 308, respectively, of Regulation S-K promulgated under the Exchange Act; and (ii) the other Party’s accountants to timely complete their review of the quarterly financial statements and audit of the annual financial statements, including, to the extent applicable to such Party, its auditor’s audit of its internal control over financial reporting and management’s assessment thereof in accordance with Section 404 of the Sarbanes-Oxley Act of 2002, the SEC’s and Public Company Accounting Oversight Board’s rules and auditing standards thereunder and any other applicable Laws;

provided, however, that Royal Gold’s only obligations under this Section 5.1(b) shall be the following: Royal Gold shall use its commercially reasonable efforts to cooperate with reasonable information requests by CORE or the auditor selected by CORE relating to periods prior to the Royal Purchase Agreement Closing by (i) responding to such reasonable information requests, (ii) providing access to employees and other representatives on a mutually convenient basis in a manner such as to not unreasonably interfere with the normal operation of Royal Gold’s business, (iii) providing, at CORE’s request, reasonable access to available historical information relating to the Transferred Assets or Assumed Liabilities, and (iv) providing all work papers or similar records under Royal Gold’s control reasonably requested by CORE or the auditor chosen by CORE to prepare financial statements, in each case, to the extent reasonably required in connection with the preparation of audited financial statements relating to the Transferred Assets or Assumed Liabilities (it being understood that CORE is responsible for the preparation of such financial statements, including any adjustments relating to any actions to be taken on or after the Effective Time).  In the event that Royal Gold incurs Third Party expenses in order to provide assistance in accordance with this Section 5.1, CORE shall promptly either reimburse Royal Gold or pay such out-of-pocket expenses directly on Royal Gold’s behalf.

5.2            Ownership of Information

The provision of any information pursuant to Section 5.1 or 5.7 shall not affect the ownership of such information (which shall be determined solely in accordance with the terms of this Agreement), or constitute a grant of rights in or to any such information.

5.3            Compensation for Providing Information

The Party requesting information agrees to reimburse the other Party for the reasonable out-of-pocket costs, if any, of copying, and transporting such information.

5.4            Record Retention

To facilitate the possible exchange of information pursuant to this Article V and other provisions of this Agreement after the Effective Time, the Parties agree to use their commercially reasonable efforts to retain all information in their respective possession or control on the Effective Time in accordance with the policies of the Company as in effect on the Effective Time; provided, however, that in the case of any information relating to Taxes, employee benefits or Environmental Liabilities, such retention period shall be extended to the expiration of the applicable statute of limitations (giving effect to any extensions thereof).

5.5            Limitations of Liability

No Party shall have any Liability to any other Party in the event that any information exchanged or provided pursuant to this Agreement is found to be inaccurate in the absence of gross negligence or willful misconduct by the Party providing such information.  No Party shall have any Liability to any other Party if any information is destroyed after commercially reasonable efforts by such Party to comply with the provisions of Section 5.4.

5.6            Other Agreements Providing for Exchange of Information.

Any Party that receives, pursuant to request for information in accordance with this Article V, Tangible Information that is not relevant to its request shall (i) return it to the providing Party or, at the providing Party’s request, destroy such Tangible Information; and (ii) deliver to the providing Party written confirmation that such Tangible Information was returned or destroyed, as the case may be, which confirmation shall be signed by an authorized representative of the requesting Party.

5.7            Production of Witnesses; Records; Cooperation

(a)            After the Effective Time, each Party shall use its commercially reasonable efforts to make available to each other Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group (as applicable) as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available without undue burden, to the extent that any such Person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with any Action in which the requesting Party (or member of its Group) may from time to time be involved, regardless of whether such Action is a matter with respect to which indemnification may be sought hereunder.  The requesting Party shall bear all costs and expenses in connection therewith.

(b)            If an Indemnifying Party chooses to defend or to seek to compromise or settle any Third-Party Claim, each other Party shall make available to such Indemnifying Party, upon written request, the former, current and future directors, officers, employees, other personnel and agents of the members of its respective Group  (as applicable) as witnesses and any books, records or other documents within its control or which it otherwise has the ability to make available without undue burden, to the extent that any such Person (giving consideration to business demands of such directors, officers, employees, other personnel and agents) or books, records or other documents may reasonably be required in connection with such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be, and shall otherwise cooperate in such defense, settlement or compromise, or such prosecution, evaluation or pursuit, as the case may be.

(c)            Without limiting the foregoing, the Parties shall cooperate and consult to the extent reasonably necessary with respect to any Actions.

(d)            Without limiting any provision of this Section 5.7, each of the Parties agrees to cooperate, and to cause each member of its respective Group (as applicable) to cooperate, with each other in the defense of any infringement or similar claim with respect any Intellectual Property and shall not claim to acknowledge, or permit any member of its respective Group to claim to acknowledge, the validity or infringing use of any Intellectual Property of a third Person in a manner that would hamper or undermine the defense of such infringement or similar claim.

(e)            The obligation of the Parties to provide witnesses pursuant to this Section 5.7 is intended to be interpreted in a manner so as to facilitate cooperation and shall include the obligation to provide as witnesses inventors and other officers without regard to whether the witness or the employer of the witness could assert a possible business conflict (subject to the exception set forth in the first sentence of Section 5.7(a)).

5.8            Privileged Matters

(a)            The Parties recognize that legal and other professional services that have been and will be provided prior to the Effective Time have been and will be rendered for the collective benefit of each of the members of the Company Group and the CORE Group, and that each of the members of the Company Group and the CORE Group should be deemed to be the client with respect to such services for the purposes of asserting all privileges which may be asserted under applicable Law in connection therewith.  The Parties recognize that legal and other professional services will be provided following the Effective Time, which services will be rendered solely for the benefit of the Company Group or the CORE Group, as the case may be.

(b)            The Parties agree as follows:

(i)            the Company shall be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to the Retained Assets and not to the Transferred Assets, whether or not the Privileged Information is in the possession or under the control of any member of the Company Group or any member of the CORE Group.  The Company shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to any Retained Liabilities, whether or not the Privileged Information is in the possession or under the control of any member of the Company Group or any member of the CORE Group; and

(ii)            CORE and CORE Minerals shall be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to the Transferred Assets and not to the Retained Assets, whether or not the Privileged Information is in the possession or under the control of any member of the CORE Group or any member of the Company Group.  CORE and CORE Minerals shall also be entitled, in perpetuity, to control the assertion or waiver of all privileges and immunities in connection with any Privileged Information that relates solely to any Assumed Liabilities, whether or not the Privileged Information is in the possession or under the control of any member of the CORE Group or any member of the Company Group.

(iii)            If the Parties do not agree as to whether certain information is Privileged Information, then such information shall be treated as Privileged Information, and the Party that believes that such information is Privileged Information shall be entitled to control the assertion or waiver of all privileges and immunities in connection with any such information unless the Parties otherwise agree.  The Parties shall use the procedures set forth in Article VIII to resolve any disputes as to whether any information relates solely to the Retained Assets, solely to the Transferred Assets, or to both the Retained Assets and the Transferred Assets.

(c)            Subject to the remaining provisions of this Section 5.8, the Parties agree that they shall have a shared privilege or immunity with respect to all privileges and immunities not allocated pursuant to Section 5.8(b) and all privileges and immunities relating to any Actions or other matters that involve both Parties (or one or more members of their respective Groups) and in respect of which both Parties have Liabilities under this Agreement, and that no such shared privilege or immunity may be waived by either Party without the consent of the other Party.

(d)            If any dispute arises between the Parties or any members of their respective Group regarding whether a privilege or immunity should be waived to protect or advance the interests of either Party and/or any member of their respective Group, each Party agrees that it shall (i) negotiate with the other Party in good faith; (ii) endeavor to minimize any prejudice to the rights of the other Party; and (iii) not unreasonably withhold consent to any request for waiver by the other Party.  Further, each Party specifically agrees that it shall not withhold its consent to the waiver of a privilege or immunity for any purpose except in good faith to protect its own legitimate interests.

(e)            In the event of any adversarial Action or dispute between the Company and CORE or CORE Minerals or, or any members of their respective Groups, either Party may waive a privilege in which the other Party or member of such other Party’s Group has a shared privilege, without obtaining consent pursuant to Section 5.8(c); provided, that such waiver of a shared privilege shall be effective only as to the use of information with respect to the Action between the Parties and/or the applicable members of their respective Groups, and shall not operate as a waiver of the shared privilege with respect to any Third Party.

(f)            Upon receipt by either Party, or by any member of its respective Group, of any subpoena, discovery or other request that may reasonably be expected to result in the production or disclosure of Privileged Information subject to a shared privilege or immunity or as to which another Party has the sole right hereunder to assert a privilege or immunity, or if either Party obtains knowledge that any of its, or any member of its respective Group’s, current or former directors, officers, agents or employees have received any subpoena, discovery or other requests that may reasonably be expected to result in the production or disclosure of such Privileged Information, such Party shall promptly notify the other Party of the existence of the request within five (5) business days following the receipt of any such subpoena, discovery or other request and shall provide the other Party a reasonable opportunity to review the Privileged Information and to assert any rights it or they may have under this Section 5.8 or otherwise, to prevent the production or disclosure of such Privileged Information.

(g)            Any furnishing of, or access or transfer of, any information pursuant to this Agreement is made in reliance on the agreement of the Company and CORE Minerals set forth in this Section 5.8 and in Section 5.9 to maintain the confidentiality of Privileged Information and to assert and maintain all applicable privileges and immunities.  The Parties agree that their respective rights to any access to information, witnesses and other Persons, the furnishing of notices and documents and other cooperative efforts between the Parties contemplated by this Agreement, and the transfer of Privileged Information between the Parties and members of their respective Groups pursuant to this Agreement, shall not be deemed a waiver of any privilege that has been or may be asserted under this Agreement or otherwise.

(h)            In connection with any matter contemplated by Section 5.7 or this Section 5.8, the Parties agree to, and to cause the applicable members of their Group to, use commercially reasonable efforts to maintain their respective separate and joint privileges and immunities, including by executing joint defense and/or common interest agreements where necessary or useful for this purpose.

5.9            Confidentiality

(a)            Confidentiality.  Subject to Section 5.10, from and after the Effective Time until the five (5) year anniversary of the Effective Time, each of the Parties, on behalf of itself and each member of its respective Group (as applicable), agrees to hold, and to cause its respective Representatives to hold, in strict confidence, with at least the same degree of care that applies to its own confidential and proprietary information pursuant to policies in effect as of the Effective Time, all confidential and proprietary information concerning any other Party or any member of such other Party’s Group or their respective businesses (as applicable) that is either in its possession (including confidential and proprietary information in its possession prior to the date hereof) or furnished by any such other Party or any member of such Party’s Group (as applicable) or their respective Representatives at any time pursuant to this Agreement, the CORE Purchase Agreement or the Royal Purchase Agreement, as applicable, and shall not use any such confidential and proprietary information other than for such purposes as shall be expressly permitted hereunder or thereunder, except, in each case, to the extent that such confidential and proprietary information has been (i) in the public domain or generally available to the public, other than as a result of a disclosure by such Party or any member of such Party’s Group (as applicable) or any of their respective Representatives in violation of this Agreement or any other confidentiality restriction applicable on such Person, (ii) later lawfully acquired from other sources by such Party (or any member of such Party’s Group, as applicable) which sources are not themselves bound by a confidentiality obligation or other contractual, legal or fiduciary obligation of confidentiality with respect to such confidential and proprietary information, or (iii) independently developed or generated without reference to or use of any proprietary or confidential information of the other Party or any member of such Party’s Group.  If any confidential and proprietary information of one Party or any member of its Group (as applicable) is disclosed to any other Party or any member of such other Party’s Group (as applicable) in connection with providing services to such first Party or any member of such first Party’s Group (as applicable) under this Agreement or the CORE Purchase Agreement then such disclosed confidential and proprietary information shall be used only as required to perform such services.

(b)            No Release; Return or Destruction.  Each Party agrees not to release or disclose, or permit to be released or disclosed, any information addressed in Section 5.9(a) to any other Person, except its Representatives who need to know such information in their capacities as such (who shall be advised of their obligations hereunder with respect to such information), and except in compliance with Section 5.10.  Without limiting the foregoing, when any such information is no longer needed for the purposes contemplated by this Agreement or the CORE Purchase Agreement, each Party will promptly after request of the other Party either return to the other Party all such information in a tangible form (including all copies thereof and all notes, extracts or summaries based thereon) or notify the other Party in writing that it has destroyed such information (and such copies thereof and such notes, extracts or summaries based thereon).

(c)            Third-Party Information; Privacy or Data Protection Laws.  Each Party acknowledges that it and members of its Group (as applicable) may presently have and, following the Effective Time, may gain access to or possession of confidential or proprietary information of, or personal information relating to, Third Parties (i) that was received under confidentiality or non-disclosure Contracts entered into between such Third Parties, on the one hand, and the other Party or members of such Party’s Group (as applicable), on the other hand, prior to the Effective Time; or (ii) that, as between the Parties, was originally collected by another Party or members of such Party’s Group (as applicable) and that may be subject to and protected by privacy, data protection or other applicable Laws.  Each Party agrees that it shall hold, protect and use, and shall cause the members of its Group (as applicable) and its and their respective Representatives to hold, protect and use, in strict confidence the confidential and proprietary information of, or personal information relating to, Third Parties in accordance with privacy, data protection or other applicable Laws and the terms of any Contracts that were either entered into before the Effective Time or affirmative commitments or representations that were made before the Effective Time by, between or among the other Party or members of the other Party’s Group (as applicable), on the one hand, and such Third Parties, on the other hand.

5.10            Protective Arrangements

In the event that a Party or any member of its Group (as applicable) either determines on the advice of its counsel that it is required to disclose any information pursuant to applicable Law or receives any request or demand under lawful process or from any Governmental Entity to disclose or provide information of another Party (or any member of the other Party’s Group) that is subject to the confidentiality provisions hereof, such Party shall notify such other Party (to the extent legally permitted) as promptly as practicable under the circumstances prior to disclosing or providing such information and shall cooperate, at the expense of the other Party, in seeking any appropriate protective order requested by the other Party.  In the event that such other Party fails to receive such appropriate protective order in a timely manner and the Party receiving the request or demand reasonably determines that its failure to disclose or provide such information shall actually prejudice the Party receiving the request or demand, then the Party that received such request or demand may thereafter disclose or provide information to the extent required by such Law (as so advised by its counsel) or by lawful process or such Governmental Entity, and the disclosing Party shall promptly provide the other Party with a copy of the information so disclosed, in the same form and format so disclosed, together with a list of all Persons to whom such information was disclosed, in each case to the extent legally permitted.

ARTICLE VI
FURTHER ASSURANCES AND ADDITIONAL COVENANTS

6.1            Further Assurances

(a)            In addition to the actions specifically provided for elsewhere in this Agreement, the CORE Purchase Agreement or the Royal Purchase Agreement, each of the Parties shall use its reasonable best efforts, prior to, on and after the Effective Time, to take, or cause to be taken, all actions, and to do, or cause to be done, all things, reasonably necessary, proper or advisable under applicable Laws, regulations and agreements to consummate and make effective the transactions contemplated by this Agreement.

(b)            Without limiting the foregoing, prior to, on and after the Effective Time, each Party hereto shall cooperate with each other Party, and without any further consideration, but at the expense of the requesting Party, to execute and deliver, or use its reasonable best efforts to cause to be executed and delivered, all instruments, including instruments of conveyance, assignment and transfer, and to make all filings with, and to obtain all Approvals or Notifications of, any Governmental Entity or any other Person under any Permit or Contract (including any consents or Governmental Approvals), and to take all such other actions as such Party may reasonably be requested to take by the other Party from time to time, consistent with the terms of this Agreement in order to effectuate the provisions and purposes of this Agreement and the transfers of the Transferred Assets and the Retained Assets and the assignment and assumption of the Assumed Liabilities and the Retained Liabilities and the other transactions contemplated hereby and thereby.  Without limiting the foregoing, each Party will, at the reasonable request, cost and expense of any other Party, take such other actions as may be reasonably necessary to vest in such other Party good and marketable title to the Assets allocated to such Party under this Agreement, free and clear of any Security Interest, if and to the extent it is practicable to do so.

(c)            On or prior to the Effective Time, the Company and CORE in their respective capacities as direct and indirect equityholders of the members of their Groups, shall each ratify any actions which are reasonably necessary or desirable to be taken by the Company, CORE, for themselves and for and on behalf of all members of their respective Groups, as the case may be, to effectuate the transactions contemplated by this Agreement.

6.2            Tax Matters

(a)            Tax Cooperation.  The Parties shall cooperate in good faith as and to the extent reasonably requested by any other Party, in connection with the filing of Tax returns and any Tax proceeding with respect to Taxes imposed on or with respect to the operations or activities of the Company Group and the CORE Group, or any transaction contemplated in this Agreement.  Such cooperation shall include the retention and (upon the other Party’s request) the provision of records and information which are reasonably relevant to any such Tax return or Tax proceeding and making employees available on a mutually convenient basis to provide additional information and explanation of any material provided hereunder.

(b)            Tax Treatment.  The Parties agree to treat the transactions contemplated in this Agreement as follows for applicable federal, state, and local Tax purposes (i) (a) any payment required by this Agreement (other than payments with respect to interest accruing after the Effective Time) as either a contribution by the Company to CORE Minerals or a distribution by CORE Minerals to the Company, as the case may be, occurring immediately prior to the Effective Time or as a payment of an Assumed Liability or a Retained Liability; and (b) any payment of interest as taxable or deductible, as the case may be, to the Party entitled under this Agreement to retain such payment or required under this Agreement to make such payment, in either case except as otherwise required by applicable Law; (ii) the contribution of the Transferred Assets from the Company to CORE Minerals as a transfer between a disregarded entity and its sole owner; (iii) the distribution by the Company to CORE of the 100% of the membership interests in CORE Minerals as a distribution subject to Sections 731, 737, and 751(b) of the Code, and the related provisions of the Code and Treasury Regulations thereunder; and (iv) the distribution by the Company to Royal Alaska of the New Silver Royalty and the CORE Minerals Royalty as a distribution subject to Sections 731, 737, and 751(b) of the Code, and the related provisions of the Code and Treasury Regulations thereunder. No Party or their Affiliates shall take any positions inconsistent with the foregoing unless otherwise required by Law unless there is a final determination pursuant to Section 1313 of the Code to the contrary.

(c)            Withholding.  Each Party shall be entitled to deduct and withhold from any amounts otherwise payable or deliverable to any other Party or any Affiliate thereof (and such Party and its Affiliates shall indemnify, defend and hold harmless the paying party and its Affiliates against) such amounts as may be required to be deducted or withheld therefrom under Law; provided that a paying Party shall use commercially reasonable efforts to provide to the other Party notice of any amounts otherwise payable that it intends to deduct and withhold at least fifteen (15) days prior to making such withholding, and the Parties shall use commercially reasonable efforts to reduce or eliminate such withholding.  To the extent such amounts are so deducted or withheld, such amounts shall be treated for all purposes as having been paid to the Person to whom such amounts would otherwise have been paid absent such deduction or withholding.

(d)            FIRPTA Compliance.  The transferor of any assets pursuant to the terms of this Agreement shall have the obligation, responsibility and liability for any FIRPTA Compliance that may apply.

(e)            Transfer Taxes.  Any Party that is the transferor of an asset pursuant to the terms of this Agreement that results in the imposition of Transfer Taxes shall be liable for the payment of such Transfer Taxes and shall indemnify and hold harmless all other Parties under this Agreement for the liability resulting from the imposition of such Transfer Taxes.

6.3            Post-Effective Time Conduct

The Parties acknowledge that, after the Effective Time, each Party shall be independent of each other Party, with responsibility for its own actions and inactions and its own Liabilities relating to, arising out of or resulting from the conduct of its business, operations and activities following the Effective Time and each Party shall (except as otherwise provided in Article III) use commercially reasonable efforts to prevent such Liabilities from being inappropriately borne by any other Party.

6.4            Successors

If CORE Minerals or any of its successors or assigns (a) consolidates with or merges with or into any other Person and is not the continuing or surviving corporation, partnership or other entity of such consolidation or merger, or (b) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, proper provision will be made so that the successors and assigns of CORE Minerals assume the obligations set forth in Section 3.2.

6.5            Tag-Along Right; Drag Right

If and only if the Royal Purchase Agreement Closing pursuant to the Royal Purchase Agreement occurs, and effective immediately prior to the Royal Purchase Agreement Closing, (i) CORE and CORE Alaska waive the Tag-Along Right, as defined in the Company LLC Agreement solely with respect to the Royal Gold Acquisition, (ii) Royal Gold and Royal Alaska waive the Drag Right, as defined in the Company LLC Agreement and (iii) each of Royal Alaska and CORE Alaska waive compliance with the requirements set forth in Section 15.2(a) of the Company LLC Agreement.  If and only if the CORE Purchase Agreement Closing pursuant to the CORE Purchase Agreement occurs, and effective immediately prior to closing under the CORE Purchase Agreement, Royal Gold and Royal Alaska waive the Tag-Along Right, as defined in the Company LLC Agreement, solely with respect to the CORE Acquisition.

ARTICLE VII
RESERVED

ARTICLE VIII
MISCELLANEOUS

8.1            Counterparts; Entire Agreement; Authorization

(a)            This Agreement may be executed and delivered in any number of counterparts (including by facsimile or electronic transmission), each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. This Agreement will become effective when each Party to this Agreement will have received counterparts signed by all of the other Parties.

(b)            This Agreement (including the schedules, exhibits and appendices hereto) constitutes the entire agreement, and supersedes all prior written agreements, arrangements, communications and understandings and all prior and contemporaneous oral agreements, arrangements, communications and understandings among the Parties with respect to the subject matter hereof.

(c)            Each of the Parties represents as follows:

(i)            each such Person has all necessary corporate or limited liability company power and authority to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby; and

(ii)            this Agreement to which it is a party has been duly authorized by all necessary corporate or limited liability company action on the part of the such Party and no other corporate proceedings on the part of such Party are necessary to approve this Agreement or to consummate the Separation.

8.2            Governing Law

This Agreement shall be governed by and construed in accordance with, including as to validity, interpretation and effect, the internal Laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Delaware.

8.3            Submission to Jurisdiction

Each of the parties irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement brought by any Party or its Affiliates against any other Party or its Affiliates shall be brought and determined exclusively in the Court of Chancery of the State of Delaware, provided that if jurisdiction is not then available in the Court of Chancery of the State of Delaware, then any such legal action or proceeding shall be brought exclusively in any federal court located in the State of Delaware.  Each of the Parties hereby irrevocably submits to the jurisdiction of the aforesaid courts for itself and with respect to its property, generally and unconditionally, with regard to any such action or proceeding arising out of or relating to this Agreement and the transactions contemplated hereby.  Each of the Parties agrees not to commence any action, suit or proceeding relating thereto except in the courts described above in Delaware, other than actions in any court of competent jurisdiction to enforce any judgment, decree or award rendered by any such court in Delaware.  Each of the Parties further agrees that notice as provided herein shall constitute sufficient service of process and the Parties further waive any argument that such service is insufficient.  Each of the Parties hereby irrevocably and unconditionally waives, and agrees not to assert, by way of motion or as a defense, counterclaim or otherwise, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby (a) any claim that it is not personally subject to the jurisdiction of the courts in Delaware as described herein for any reason, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

8.4            Waiver of Jury Trial

EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.4.

8.5            Assignability

Neither this Agreement nor any of the rights, interests or obligations under this Agreement may be assigned or delegated, in whole or in part, by operation of law or otherwise, by any party without the prior written consent of the other party, and any such assignment without the prior written consent of the other parties, and any such assignment without the prior written consent shall be null and void.  Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of, and be enforceable by, the Parties and their respective successors and assigns.

8.6            Third-Party Beneficiaries

Other than Skip, and except for the indemnification rights under this Agreement of any the Company Indemnitee or CORE Indemnitee in their respective capacities as such, nothing in this Agreement, express or implied, is intended to or shall confer upon any Person other than the parties and their respective successors and permitted assigns any legal or equitable right, benefit or remedy of any nature under or by reason of this Agreement.

8.7            Notices

All notices, and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of the receipt, if delivered personally, (b) on the date of receipt, if delivered by facsimile or e-mail during business hours on a business day or, if delivered outside of normal business hours on a business day, on the first business day thereafter, (c) on the first business day following the date of dispatch if delivered utilizing a next-day service by a recognized next-day courier, or (d) on the earlier of confirmed receipt of the fifth business day following the mailing if delivered by registered or certified mail, return receipt requested, postage prepaid.  All notices hereunder shall be delivered to the addresses set forth below, or pursuant to such other instruments as may be designated in writing by the party to receive such notice be:

If to the Company, to:

Peak Gold, LLC
c/o Kinross Gold U.S.A., Inc.
5075 S. Syracuse Street, 8th Floor
Denver, Colorado 80237 Attention:  General Counsel
E-mail:

If to CORE, CORE Alaska, or CORE Minerals, to:

Contango ORE, Inc.
3700 Buffalo Speedway, Suite 925
Houston, Texas, 77098
Attention: Rick Van Nieuwenhuyse, President & Chief Executive Officer
E-mail:

If to Royal Gold, to:

Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado 80202
Email:
Attention: Notices

If to Royal Alaska prior to the Royal Purchase Agreement Closing, to:

Royal Gold, Inc.
1144 15th Street, Suite 2500
Denver, Colorado 80202
Email:
Attention: Notices

If to Royal Alaska after the Royal Purchase Agreement Closing, to:

Royal Alaska, LLC
c/o Kinross Gold U.S.A., Inc.
5075 S. Syracuse Street, 8th Floor
Denver, Colorado 80237
Attention: General Counsel
E-mail:

or to such other persons, addresses or facsimile numbers as may be designated in writing by the person entitled to receive such communication as provided above.

8.8            Severability

If any term or other provision of this Agreement is held to be invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as either the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party or such party waives its rights under this Section 8.8 with respect thereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the extent possible.

8.9            No Set-Off

Except as mutually agreed to in writing by the Parties, no Party nor any member of such Party’s group shall have any right of set-off or other similar rights with respect to (a) any amounts received pursuant to this Agreement; or (b) any other amounts claimed to be owed to the other Party or any member of its Group arising out of this Agreement.

8.10            Publicity

Prior to the Effective Time, each of CORE and the Company shall, and shall cause each of their respective Affiliates and Representatives to, consult with each other prior to issuing any press releases or otherwise making public statements with respect to the Separation or any of the other transactions contemplated hereby and prior to making any filings with any Governmental Entity with respect thereto, except as may be required by applicable Law.

8.11            Expenses

Except as otherwise expressly set forth in this Agreement, and except as otherwise agreed to in writing by the Parties, all costs and expenses, including Taxes, incurred or accrued in connection with the preparation, execution, delivery and implementation and the consummation of the transactions contemplated hereby (including any and all fees and expenses payable to third-party advisors) shall be borne by the Person incurring such costs and expenses.

8.12            Survival of Covenants

Except as expressly set forth in this Agreement, the covenants, representations or warranties contained in this Agreement or in any instrument delivered pursuant to this Agreement, shall survive the Effective Time and shall remain in full force and effect.

8.13            Waivers of Default

Waiver by a Party of any default by the other Party of any provision of this Agreement shall not be deemed a waiver by the waiving Party of any subsequent or other default, nor shall it prejudice the rights of the other Party.  No failure or delay by a Party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall a single or partial exercise thereof prejudice any other or further exercise thereof or the exercise of any other right, power or privilege.

8.14            Specific Performance

The parties agree that irreparable damage would occur in the event that the parties do not perform the provisions of this Agreement in accordance with its terms or otherwise breach such provisions.  Subject to the provisions of this Agreement, in the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of this Agreement, the Party or Parties who are, or are to be, thereby aggrieved shall have the right to an injunction, specific performance or other equitable relief to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies shall be cumulative.  Each of the Parties hereby further waives (a) any defense in any action for specific performance that a remedy at law would be adequate and (b) any requirement under any Law to post security as a prerequisite to obtaining equitable relief.

8.15            Amendments

No provisions of this Agreement shall be amended, modified or supplemented in any manner, whether by course of conduct or otherwise, except by an instrument in writing and signed on behalf of each of the parties, and, prior to the Effective Time, no Party shall, without the prior written consent of Skip, make any amendment, waiver (including any related determination under Section 3.1(b)), supplement or modification of this Agreement in a manner that is materially adverse to the Company or Skip or that would prevent or materially impede consummation of the CORE Acquisition or the Royal Gold Acquisition.

8.16            Interpretation

When a reference is made in this Agreement to an Article, Section, paragraph or clause, such reference shall be to an Article, Section, paragraph or clause of this Agreement unless otherwise indicated.  The table of contents and headings contained in this Agreement are for convenience of reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.  All words used in this Agreement will be construed to be of such gender as the circumstances require, and in the singular or plural as the circumstances require.  The word “including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless otherwise specified.  The words “hereof,” “hereto,” “hereby,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The word “or” is not exclusive.  The word “extent” in the phrase “to the extent” shall mean the degree to which a subject or other thing extends, and such phrase shall not mean simply “if.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” The words “asset” and “property” shall be deemed to have the same meaning, and to refer to all assets and properties, whether real or personal, tangible or intangible.  Any agreement, instrument or Law defined or referred to herein means such agreement, instrument or Law as from time to time amended, modified or supplemented, unless otherwise specifically indicated.  References to any Law include references to any associated rules, regulations and official guidance with respect thereto.  References to a Person are also to its predecessors, successors and assigns.  Unless otherwise specifically indicated, all references to “dollars” and “$” are references to the lawful money of the United States of America.  References to “days” mean calendar days unless otherwise specified.  Each party hereto has been represented by counsel in connection with this Agreement and the transactions contemplated hereby and, accordingly, any rule of Law or any legal doctrine that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.  References to the “transactions contemplated by this Agreement” or words of similar import shall refer to all transactions contemplated by this Agreement and the Schedules attached hereto, including the Separation.

8.17            Performance

Each Party (including its permitted successors and assigns) agrees that it will (a) give timely notice of the terms, conditions and continuing obligations contained in this Agreement to all of the other members of its Group and (b) cause all of the other members of its Group not to take any action or fail to take any such action inconsistent with such Party’s obligations under this Agreement or the transactions contemplated hereby or thereby.

8.18            Mutual Drafting

This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties have caused this Separation and Distribution Agreement to be executed by their duly authorized representatives as of the date first written above.

PEAK GOLD, LLC By: Royal Alaska, LLC, its Manager

By:	/s/ William Heissenbuttel
Name: William Heissenbuttel Title: President

CORE MINERALS ALASKA, LLC

By:	/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse Title: President and Chief Executive Officer

CONTANGO ORE, INC.

By:	/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse Title: President and Chief Executive Officer

CORE ALASKA, LLC

By:	/s/ Rick Van Nieuwenhuyse
Name: Rick Van Nieuwenhuyse Title: President and Chief Executive Officer

ROYAL GOLD, INC.

By:	/s/ William Heissenbuttel
Name: William Heissenbuttel Title: President and CEO

ROYAL ALASKA, LLC

By:	/s/ William Heissenbuttel
Name: William Heissenbuttel Title: President

Schedule I - Exploration Properties

Copper River Meridian, Fairbanks Recording District, AK

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614253	TOK 1	2/17/2010	MCL	Trad		16N	13E	9	NW	NW	3/1/2010	2010-002885	3/31/2010	2010-005089
614254	TOK 2	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	NW	SW	3/1/2010	2010-002886
614255	TOK 3	2/17/2010	MCL	Trad		16N	13E	9	NW	SE	3/1/2010	2010-002887	3/31/2010	2010-005090
614256	TOK 4	2/17/2010	MCL	Trad		16N	13E	9	NE	SW	3/1/2010	2010-002888	3/31/2010	2010-005091
614257	TOK 5	2/17/2010	MCL	MTRSC	1/4	16N	13E	8	SE		3/1/2010	2010-002889
614258	TOK 6	2/17/2010	MCL	MTRSC	1/4	16N	13E	9	SW		3/1/2010	2010-002890
614259	TOK 7	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	NW	3/1/2010	2010-002891
614260	TOK 8	2/17/2010	MCL	Trad		16N	13E	9	SE	NE	3/1/2010	2010-002892	3/31/2010	2010-005092
614261	TOK 9	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	SW	3/1/2010	2010-002893
614262	TOK 10	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	SE	3/1/2010	2010-002894
614263	TOK 11	2/17/2010	MCL	Trad		16N	13E	10	SW	SW	3/1/2010	2010-002895	3/31/2010	2010-005093
614264	TOK 12	2/17/2010	MCL	Trad		16N	13E	10	SW	SE	3/1/2010	2010-002896	3/31/2010	2010-005094
614265	TOK 13	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	NE		3/1/2010	2010-002897
614266	TOK 14	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	NW		3/1/2010	2010-002898
614267	TOK 15	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	NE		3/1/2010	2010-002899
614268	TOK 16	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	NW		3/1/2010	2010-002900
614269	TOK 17	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	NE		3/1/2010	2010-002901
614270	TOK 18	2/17/2010	MCL	MTRSC	1/4	16N	13E	16	NW		3/1/2010	2010-002902
614271	TOK 19	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	16	NE	NW	3/1/2010	2010-002903
614272	TOK 20	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	16	NE	NE	3/1/2010	2010-002904
614273	TOK 21	2/17/2010	MCL	Trad		16N	13E	15	NW	NW	3/1/2010	2010-002905	3/31/2010	2010-005095
614274	TOK 22	2/17/2010	MCL	Trad		16N	13E	16	NE	SW	3/1/2010	2010-002906	3/31/2010	2010-005096
614275	TOK 23	2/17/2010	MCL	Trad		16N	13E	16	NE	SE	3/1/2010	2010-002907	3/31/2010	2010-005097
614276	TOK 24	2/17/2010	MCL	Trad		16N	13E	15	NW	SW	3/1/2010	2010-002908	3/31/2010	2010-005098
614277	TOK 25	2/17/2010	MCL	MTRSC	1/4	16N	12E	14	SE		3/1/2010	2010-002909
614278	TOK 26	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	SW		3/1/2010	2010-002910
614279	TOK 27	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	SE		3/1/2010	2010-002911
614280	TOK 28	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	SW		3/1/2010	2010-002912
614281	TOK 29	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	SE		3/1/2010	2010-002913
614282	TOK 30	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	SW		3/1/2010	2010-002914
614283	TOK 31	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	SE		3/1/2010	2010-002915
614284	TOK 32	2/17/2010	MCL	MTRSC	1/4	16N	13E	16	SW		3/1/2010	2010-002916
614285	TOK 33	2/17/2010	MCL	Trad		16N	13E	16	SE	NW	3/1/2010	2010-002917	3/31/2010	2010-005099
614286	TOK 34	2/17/2010	MCL	Trad		16N	13E	16	SE	SW	3/1/2010	2010-002918	3/31/2010	2010-005100
614287	TOK 35	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	NW		3/1/2010	2010-002919
614288	TOK 36	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	NE		3/1/2010	2010-002920
614289	TOK 37	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	NW		3/1/2010	2010-002921
614290	TOK 38	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	NE		3/1/2010	2010-002922

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614291	TOK 39	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	NW		3/1/2010	2010-002923
614292	TOK 40	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	NE		3/1/2010	2010-002924
614293	TOK 41	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	NW		3/1/2010	2010-002925
614294	TOK 42	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	NE		3/1/2010	2010-002926
614295	TOK 43	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	NW	NW	3/1/2010	2010-002927
614296	TOK 44	2/17/2010	MCL	Trad		16N	13E	21	NW	NE	3/1/2010	2010-002928	3/31/2010	2010-005101
614297	TOK 45	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	NW	SW	3/1/2010	2010-002929
614298	TOK 46	2/17/2010	MCL	Trad		16N	13E	21	NW	SE	3/1/2010	2010-002930	3/31/2010	2010-005102
614299	TOK 47	2/17/2010	MCL	MTRSC	1/4	16N	12E	22	SE		3/1/2010	2010-002931
614300	TOK 48	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	SW		3/1/2010	2010-002932
614301	TOK 49	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	SE		3/1/2010	2010-002933
614302	TOK 50	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	SW		3/1/2010	2010-002934
614303	TOK 51	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	SE		3/1/2010	2010-002935
614304	TOK 52	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	SW		3/1/2010	2010-002936
614305	TOK 53	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	SE		3/1/2010	2010-002937
614306	TOK 54	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	SW		3/1/2010	2010-002938
614307	TOK 55	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	SE		3/1/2010	2010-002939
614308	TOK 56	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	SW	NW	3/1/2010	2010-002940
614309	TOK 57	2/17/2010	MCL	Trad		16N	13E	21	SW	NE	3/1/2010	2010-002941	3/31/2010	2010-005103
614310	TOK 58	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	SW	SW	3/1/2010	2010-002942
614311	TOK 59	2/17/2010	MCL	Trad		16N	13E	21	SW	SE	3/1/2010	2010-002943	3/31/2010	2010-005104
614312	TOK 60	2/17/2010	MCL	Trad		16N	13E	21	SE	SW	3/1/2010	2010-002944	3/31/2010	2010-005105
614313	TOK 61	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	NW		3/1/2010	2010-002945
614314	TOK 62	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	NE		3/1/2010	2010-002946
614315	TOK 63	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	NW		3/1/2010	2010-002947
614316	TOK 64	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	NE		3/1/2010	2010-002948
614317	TOK 65	2/17/2010	MCL	MTRSC	1/4	16N	12E	25	NW		3/1/2010	2010-002949
614318	TOK 66	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	NW	3/1/2010	2010-002950
614319	TOK 67	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	NE	3/1/2010	2010-002951
614320	TOK 68	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	SW	3/1/2010	2010-002952
614321	TOK 69	2/17/2010	MCL	Trad		16N	12E	25	NE	SE	3/1/2010	2010-002953	3/31/2010	2010-005106
614322	TOK 70	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	30	NW	NW	3/1/2010	2010-002954
614323	TOK 71	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	30	NW	NE	3/1/2010	2010-002955
614324	TOK 72	2/17/2010	MCL	Trad		16N	13E	30	NW	SW	3/1/2010	2010-002956	3/31/2010	2010-005107
614325	TOK 73	2/17/2010	MCL	Trad		16N	13E	30	NW	SE	3/1/2010	2010-002957	3/31/2010	2010-005108
614326	TOK 74	2/17/2010	MCL	MTRSC	1/4	16N	13E	30	NE		3/1/2010	2010-002958
614327	TOK 75	2/17/2010	MCL	MTRSC	1/4	16N	13E	29	NW		3/1/2010	2010-002959
614328	TOK 76	2/17/2010	MCL	MTRSC	1/4	16N	13E	29	NE		3/1/2010	2010-002960
614329	TOK 77	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	NW	3/1/2010	2010-002961
614330	TOK 78	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	NE	3/1/2010	2010-002962

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614331	TOK 79	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	SW	3/1/2010	2010-002963
614332	TOK 80	2/17/2010	MCL	Trad		16N	13E	28	NW	SE	3/1/2010	2010-002964	3/31/2010	2010-005109
614333	TOK 81	2/17/2010	MCL	Trad		16N	13E	28	NE	NW	3/1/2010	2010-002965	3/31/2010	2010-005110
614334	TOK 82	2/17/2010	MCL	Trad		16N	13E	28	NE	SW	3/1/2010	2010-002966	3/31/2010	2010-005111
614335	TOK 83	2/17/2010	MCL	MTRSC	1/4	16N	12E	28	SE		3/1/2010	2010-002967
614336	TOK 84	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	SW		3/1/2010	2010-002968
614337	TOK 85	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	SE		3/1/2010	2010-002969
614338	TOK 86	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	SW		3/1/2010	2010-002970
614339	TOK 87	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	SE		3/1/2010	2010-002971
614340	TOK 88	2/17/2010	MCL	MTRSC	1/4	16N	12E	25	SW		3/1/2010	2010-002972
614341	TOK 89	2/17/2010	MCL	Trad		16N	12E	25	SE	NW	3/1/2010	2010-002973	3/31/2010	2010-005112
614342	TOK 90	2/17/2010	MCL	Trad		16N	12E	25	SE	SW	3/1/2010	2010-002974	3/31/2010	2010-005113
614343	TOK 91	2/17/2010	MCL	Trad		16N	13E	29	SW	NW	3/1/2010	2010-002975	3/31/2010	2010-005114
614344	TOK 92	2/17/2010	MCL	Trad		16N	13E	29	SW	NE	3/1/2010	2010-002976	3/31/2010	2010-005115
614345	TOK 93	2/17/2010	MCL	Trad		16N	13E	29	SE	NW	3/1/2010	2010-002977	3/31/2010	2010-005116
614346	TOK 94	2/17/2010	MCL	Trad		16N	13E	29	SE	NE	3/1/2010	2010-002978	3/31/2010	2010-005117
614347	TOK 95	2/17/2010	MCL	Trad		16N	13E	28	SW	NW	3/1/2010	2010-002979	3/31/2010	2010-005118
614348	TOK 96	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	NW		3/1/2010	2010-002980
614349	TOK 97	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	NE		3/1/2010	2010-002981
614350	TOK 98	2/17/2010	MCL	MTRSC	1/4	16N	12E	34	NW		3/1/2010	2010-002982
614351	TOK 99	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	NE	NW	3/1/2010	2010-002983
614352	TOK 100	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	NE	NE	3/1/2010	2010-002984
614353	TOK 101	2/17/2010	MCL	Trad		16N	12E	34	NE	SW	3/1/2010	2010-002985	3/31/2010	2010-005119
614354	TOK 102	2/17/2010	MCL	Trad		16N	12E	34	NE	SE	3/1/2010	2010-002986	3/31/2010	2010-005120
614355	TOK 103	2/17/2010	MCL	Trad		16N	12E	35	NW	NW	3/1/2010	2010-002987	3/31/2010	2010-005121
614356	TOK 104	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NW	NE	3/1/2010	2010-002988
614357	TOK 105	2/17/2010	MCL	Trad		16N	12E	35	NW	SE	3/1/2010	2010-002989	3/31/2010	2010-005122
614358	TOK 106	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NE	NW	3/1/2010	2010-002990
614359	TOK 107	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NE	NE	3/1/2010	2010-002991
614360	TOK 108	2/17/2010	MCL	Trad		16N	12E	35	NE	SW	3/1/2010	2010-002992	3/31/2010	2010-005123
614361	TOK 109	2/17/2010	MCL	Trad		16N	12E	35	NE	SE	3/1/2010	2010-002993	3/31/2010	2010-005124
614362	TOK 110	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	36	NW	NW	3/1/2010	2010-002994
614363	TOK 111	2/17/2010	MCL	Trad		16N	12E	36	NW	NE	3/1/2010	2010-002995	3/31/2010	2010-005125
614364	TOK 112	2/17/2010	MCL	Trad		16N	12E	36	NW	SW	3/1/2010	2010-002996	3/31/2010	2010-005126
614365	TOK 113	2/17/2010	MCL	Trad		16N	12E	36	NE	NW	3/1/2010	2010-002997	3/31/2010	2010-005127
614366	TOK 114	2/17/2010	MCL	MTRSC	1/4	16N	12E	32	SW		3/1/2010	2010-002998
614367	TOK 115	2/17/2010	MCL	MTRSC	1/4	16N	12E	32	SE		3/1/2010	2010-002999
614368	TOK 116	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	SW		3/1/2010	2010-003000
614369	TOK 117	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	SE		3/1/2010	2010-003001
614370	TOK 118	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	SW	NW	3/1/2010	2010-003002

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614371	TOK 119	2/17/2010	MCL	Trad		16N	12E	34	SW	NE	3/1/2010	2010-003003	3/31/2010	2010-005128
614372	TOK 120	2/17/2010	MCL	Trad		16N	12E	34	SW	SW	3/1/2010	2010-003004	3/31/2010	2010-005129
614373	TOK 121	2/17/2010	MCL	Trad		16N	12E	34	SW	SE	3/1/2010	2010-003005	3/31/2010	2010-005130
614374	TOK 122	2/17/2010	MCL	Trad		16N	12E	34	SE	NW	3/1/2010	2010-003006	3/31/2010	2010-005131
625867	LAD 58	7/7/2019	MCL	MTRSC	1/4	19N	15E	34			7/10/2019	2019-010078
625868	LAD 59	7/7/2019	MCL	MTRSC	1/4	19N	14E	36			7/10/2019	2019-010079
625869	LAD 60	7/7/2019	MCL	MTRSC	1/4	19N	14E	36			7/10/2019	2019-010080
625870	LAD 61	7/7/2019	MCL	MTRSC	1/4	19N	15E	31			7/10/2019	2019-010081
625871	LAD 62	7/7/2019	MCL	MTRSC	1/4	19N	15E	31			7/10/2019	2019-010082
625872	LAD 63	7/7/2019	MCL	MTRSC	1/4	19N	15E	32			7/10/2019	2019-010083
625873	LAD 64	7/7/2019	MCL	MTRSC	1/4	19N	15E	32			7/10/2019	2019-010084
625874	LAD 65	7/7/2019	MCL	MTRSC	1/4	19N	15E	33			7/10/2019	2019-010085
625875	LAD 66	7/7/2019	MCL	MTRSC	1/4	19N	15E	33			7/10/2019	2019-010086
625876	LAD 67	7/7/2019	MCL	MTRSC	1/4	19N	15E	34			7/10/2019	2019-010087
625877	LAD 68	7/7/2019	MCL	MTRSC	1/4	19N	15E	34			7/10/2019	2019-010088
625878	LAD 69	7/7/2019	MCL	MTRSC	1/4	18N	14E	1			7/10/2019	2019-010089
625879	LAD 70	7/7/2019	MCL	MTRSC	1/4	18N	14E	1			7/10/2019	2019-010090
625880	LAD 71	7/7/2019	MCL	MTRSC	1/4	18N	15E	6			7/10/2019	2019-010091
625881	LAD 72	7/7/2019	MCL	MTRSC	1/4	18N	15E	6			7/10/2019	2019-010092
625882	LAD 73	7/7/2019	MCL	MTRSC	1/4	18N	16E	6			7/10/2019	2019-010093
625883	LAD 74	7/7/2019	MCL	MTRSC	1/4	18N	14E	1			7/10/2019	2019-010094
625884	LAD 75	7/7/2019	MCL	MTRSC	1/4	18N	15E	6			7/10/2019	2019-010095
625885	LAD 76	7/7/2019	MCL	MTRSC	1/4	18N	15E	6			7/10/2019	2019-010096
625886	LAD 77	7/7/2019	MCL	MTRSC	1/4	18N	16E	6			7/10/2019	2019-010097
625887	LAD 78	7/7/2019	MCL	MTRSC	1/4	18N	15E	7			7/10/2019	2019-010098
625888	LAD 79	7/7/2019	MCL	MTRSC	1/4	18N	15E	7			7/10/2019	2019-010099
625889	LAD 80	7/7/2019	MCL	MTRSC	1/4	18N	15E	12			7/10/2019	2019-010100
625890	LAD 81	7/7/2019	MCL	MTRSC	1/4	18N	15E	12			7/10/2019	2019-010101
625891	LAD 82	7/7/2019	MCL	MTRSC	1/4	18N	16E	7			7/10/2019	2019-010102
625892	LAD 83	7/7/2019	MCL	MTRSC	1/4	18N	16E	7			7/10/2019	2019-010103
625893	LAD 84	7/7/2019	MCL	MTRSC	1/4	18N	15E	8			7/10/2019	2019-010104	7/1/2020	2020-009408-0
625894	LAD 85	7/7/2019	MCL	MTRSC	1/4	18N	15E	12			7/10/2019	2019-010105
625895	LAD 86	7/7/2019	MCL	MTRSC	1/4	18N	15E	12			7/10/2019	2019-010106
625896	LAD 87	7/7/2019	MCL	MTRSC	1/4	18N	16E	7			7/10/2019	2019-010107
625897	LAD 88	7/7/2019	MCL	MTRSC	1/4	18N	16E	7			7/10/2019	2019-010108
625899	LAD 90	7/7/2019	MCL	MTRSC	1/4	18N	15E	16			7/10/2019	2019-010110
625900	LAD 91	7/7/2019	MCL	MTRSC	1/4	18N	15E	16			7/10/2019	2019-010111
625901	LAD 92	7/7/2019	MCL	MTRSC	1/4	18N	15E	15			7/10/2019	2019-010112
625902	LAD 93	7/7/2019	MCL	MTRSC	1/4	18N	15E	15			7/10/2019	2019-010113
625903	LAD 94	7/7/2019	MCL	MTRSC	1/4	18N	15E	14			7/10/2019	2019-010114

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
625904	LAD 95	7/7/2019	MCL	MTRSC	1/4	18N	15E	14			7/10/2019	2019-010115
625905	LAD 96	7/7/2019	MCL	MTRSC	1/4	18N	15E	13			7/10/2019	2019-010116
625906	LAD 97	7/7/2019	MCL	MTRSC	1/4	18N	15E	13			7/10/2019	2019-010117
625907	LAD 98	7/7/2019	MCL	MTRSC	1/4	18N	16E	18			7/10/2019	2019-010118
625908	LAD 99	7/7/2019	MCL	MTRSC	1/4	18N	16E	18			7/10/2019	2019-010119
625909	LAD 100	7/7/2019	MCL	MTRSC	1/4	18N	15E	16			7/10/2019	2019-010120
625910	LAD 101	7/7/2019	MCL	MTRSC	1/4	18N	15E	15			7/10/2019	2019-010121
625911	LAD 102	7/7/2019	MCL	MTRSC	1/4	18N	15E	15			7/10/2019	2019-010122
625912	LAD 103	7/7/2019	MCL	MTRSC	1/4	18N	15E	14			7/10/2019	2019-010123
625913	LAD 104	7/7/2019	MCL	MTRSC	1/4	18N	15E	14			7/10/2019	2019-010124
625914	LAD 105	7/7/2019	MCL	MTRSC	1/4	18N	15E	13			7/10/2019	2019-010125
625915	LAD 106	7/7/2019	MCL	MTRSC	1/4	18N	15E	13			7/10/2019	2019-010126
625916	LAD 107	7/7/2019	MCL	MTRSC	1/4	18N	16E	18			7/10/2019	2019-010127
625917	LAD 108	7/7/2019	MCL	MTRSC	1/4	18N	16E	18			7/10/2019	2019-010128
666952	LAD 1	7/11/2009	SS MCL	MTRSC	1/4	18N	15E	3	SE		8/18/2009	2009-015741
666953	LAD 2	7/11/2009	MCL	MTRSC	1/4	18N	15E	2	SW		8/18/2009	2009-015742
666954	LAD 3	7/11/2009	SS MCL	MTRSC	1/4	18N	15E	10	NE		8/18/2009	2009-015743
666955	LAD 4	7/11/2009	MCL	MTRSC	1/4	18N	15E	11	NW		8/18/2009	2009-015744
706792	LAD 5	4/25/2011	MCL	MTRSC	1/4	19N	15E	35	NW		5/3/2011	2011-007587
706793	LAD 6	4/25/2011	MCL	MTRSC	1/4	19N	15E	35	NE		5/3/2011	2011-007588
706794	LAD 7	4/25/2011	MCL	MTRSC	1/4	19N	15E	36	NW		5/3/2011	2011-007589
706795	LAD 8	4/25/2011	MCL	MTRSC	1/4	19N	15E	36	NE		5/3/2011	2011-007590
706796	LAD 9	4/25/2011	MCL	MTRSC	1/4	19N	15E	35	SW		5/3/2011	2011-007591
706797	LAD 10	4/25/2011	MCL	MTRSC	1/4	19N	15E	35	SE		5/3/2011	2011-007592
706798	LAD 11	4/25/2011	MCL	MTRSC	1/4	19N	15E	36	SW		5/3/2011	2011-007593
706799	LAD 12	4/25/2011	MCL	MTRSC	1/4	19N	15E	36	SE		5/3/2011	2011-007594
706800	LAD 13	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	5	NW		5/3/2011	2011-007595
706801	LAD 14	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	5	NE		5/3/2011	2011-007596
706802	LAD 15	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	4	NW		5/3/2011	2011-007597
706803	LAD 16	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	4	NE		5/3/2011	2011-007598
706804	LAD 17	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	3	NW		5/3/2011	2011-007599
706805	LAD 18	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	3	NE		5/3/2011	2011-007600
706806	LAD 19	4/25/2011	MCL	MTRSC	1/4	18N	15E	2	NW		5/3/2011	2011-007601
706807	LAD 20	4/25/2011	MCL	MTRSC	1/4	18N	15E	2	NE		5/3/2011	2011-007602
706808	LAD 21	4/25/2011	MCL	MTRSC	1/4	18N	15E	1	NW		5/3/2011	2011-007603
706809	LAD 22	4/25/2011	MCL	MTRSC	1/4	18N	15E	1	NE		5/3/2011	2011-007604
706810	LAD 23	4/25/2011	MCL	MTRSC	1/4	18N	16E	6	NW		5/3/2011	2011-007605
706811	LAD 24	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	5	SW		5/3/2011	2011-007606
706812	LAD 25	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	5	SE		5/3/2011	2011-007607
706813	LAD 26	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	4	SW		5/3/2011	2011-007608

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
706814	LAD 27	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	4	SE		5/3/2011	2011-007609
706815	LAD 28	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	3	SW		5/3/2011	2011-007610
706816	LAD 29	4/25/2011	MCL	MTRSC	1/4	18N	15E	2	SE		5/3/2011	2011-007611
706817	LAD 30	4/25/2011	MCL	MTRSC	1/4	18N	15E	1	SW		5/3/2011	2011-007612
706818	LAD 31	4/25/2011	MCL	MTRSC	1/4	18N	15E	1	SE		5/3/2011	2011-007613
706819	LAD 32	4/25/2011	MCL	MTRSC	1/4	18N	16E	6	SW		5/3/2011	2011-007614
706820	LAD 33	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	8	NW		5/3/2011	2011-007615
706821	LAD 34	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	8	NE		5/3/2011	2011-007616
706822	LAD 35	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	9	NW		5/3/2011	2011-007617
706823	LAD 36	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	9	NE		5/3/2011	2011-007618
706824	LAD 37	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	10	NW		5/3/2011	2011-007619
706825	LAD 38	4/25/2011	MCL	MTRSC	1/4	18N	15E	11	NE		5/3/2011	2011-007620
706826	LAD 39	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	8	SE		5/3/2011	2011-007621
706827	LAD 40	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	9	SW		5/3/2011	2011-007622
706828	LAD 41	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	9	SE		5/3/2011	2011-007623
706829	LAD 42	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	10	SW		5/3/2011	2011-007624
706830	LAD 43	4/25/2011	SS MCL	MTRSC	1/4	18N	15E	10	SE		5/3/2011	2011-007625
706831	LAD 44	4/25/2011	MCL	MTRSC	1/4	18N	15E	11	SW		5/3/2011	2011-007626
706832	LAD 45	4/25/2011	MCL	MTRSC	1/4	18N	15E	11	SE		5/3/2011	2011-007627
715417	Eagle 1	8/23/2012	MCL	MTRSC	1/4	17N	11E	4	NW		9/27/2012	2012-019087	7/8/2020	2020-009795-0
715418	Eagle 2	8/23/2012	MCL	MTRSC	1/4	17N	11E	4	NE		9/27/2012	2012-019088	7/8/2020	2020-009796-0
715419	Eagle 3	8/23/2012	MCL	MTRSC	1/4	17N	11E	3	NW		9/27/2012	2012-019089	7/8/2020	2020-009797-0
715420	Eagle 4	8/23/2012	MCL	MTRSC	1/4	17N	11E	3	NE		9/27/2012	2012-019090	7/8/2020	2020-009798-0
715421	Eagle 5	8/23/2012	MCL	MTRSC	1/4	17N	11E	2	NW		9/27/2012	2012-019091	7/8/2020	2020-009799-0
715422	Eagle 6	8/23/2012	MCL	MTRSC	1/4	17N	11E	2	NE		9/27/2012	2012-019092	7/8/2020	2020-009800-0
715423	Eagle 7	8/23/2012	MCL	MTRSC	1/4	17N	11E	1	NW		9/27/2012	2012-019093	7/8/2020	2020-009801-0
715424	Eagle 8	8/23/2012	MCL	MTRSC	1/4	17N	11E	4	SW		9/27/2012	2012-019094
715425	Eagle 9	8/23/2012	MCL	MTRSC	1/4	17N	11E	4	SE		9/27/2012	2012-019095
715426	Eagle 10	8/23/2012	MCL	MTRSC	1/4	17N	11E	3	SW		9/27/2012	2012-019096
715427	Eagle 11	8/23/2012	MCL	MTRSC	1/4	17N	11E	3	SE		9/27/2012	2012-019097
715428	Eagle 12	8/23/2012	MCL	MTRSC	1/4	17N	11E	2	SW		9/27/2012	2012-019098
715429	Eagle 13	8/23/2012	MCL	MTRSC	1/4	17N	11E	2	SE		9/27/2012	2012-019099
715430	Eagle 14	8/23/2012	MCL	MTRSC	1/4	17N	11E	1	SW		9/27/2012	2012-019100
715431	Eagle 15	8/23/2012	MCL	MTRSC	1/4	17N	11E	1	SE		9/27/2012	2012-019101
715432	Eagle 16	8/23/2012	MCL	MTRSC	1/4	17N	11E	9	NW		9/27/2012	2012-019102
715433	Eagle 17	8/23/2012	MCL	MTRSC	1/4	17N	11E	9	NE		9/27/2012	2012-019103
715434	Eagle 18	8/23/2012	MCL	MTRSC	1/4	17N	11E	10	NW		9/27/2012	2012-019104
715435	Eagle 19	8/23/2012	MCL	MTRSC	1/4	17N	11E	10	NE		9/27/2012	2012-019105
715436	Eagle 20	8/23/2012	MCL	MTRSC	1/4	17N	11E	11	NW		9/27/2012	2012-019106
715437	Eagle 21	8/23/2012	MCL	MTRSC	1/4	17N	11E	11	NE		9/27/2012	2012-019107

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
715438	Eagle 22	8/23/2012	MCL	MTRSC	1/4	17N	11E	12	NW		9/27/2012	2012-019108
715439	Eagle 23	8/23/2012	MCL	MTRSC	1/4	17N	11E	12	NE		9/27/2012	2012-019109
715440	Eagle 24	8/23/2012	MCL	MTRSC	1/4	17N	12E	7	NW		9/27/2012	2012-019110	7/8/2020	2020-009802-0
715441	Eagle 25	8/23/2012	MCL	MTRSC	1/4	17N	12E	7	NE		9/27/2012	2012-019111	7/8/2020	2020-009803-0
715442	Eagle 26	8/23/2012	MCL	MTRSC	1/4	17N	11E	9	SW		9/27/2012	2012-019112
715443	Eagle 27	8/23/2012	MCL	MTRSC	1/4	17N	11E	9	SE		9/27/2012	2012-019113
715444	Eagle 28	8/23/2012	MCL	MTRSC	1/4	17N	11E	10	SW		9/27/2012	2012-019114
715445	Eagle 29	8/23/2012	MCL	MTRSC	1/4	17N	11E	10	SE		9/27/2012	2012-019115
715446	Eagle 30	8/23/2012	MCL	MTRSC	1/4	17N	11E	11	SW		9/27/2012	2012-019116
715447	Eagle 31	8/23/2012	MCL	MTRSC	1/4	17N	11E	11	SE		9/27/2012	2012-019117
715448	Eagle 32	8/23/2012	MCL	MTRSC	1/4	17N	11E	12	SW		9/27/2012	2012-019118
715449	Eagle 33	8/23/2012	MCL	MTRSC	1/4	17N	11E	12	SE		9/27/2012	2012-019119
715450	Eagle 34	8/23/2012	MCL	MTRSC	1/4	17N	12E	7	SW		9/27/2012	2012-019120	7/8/2020	2020-009804-0
715451	Eagle 35	8/23/2012	MCL	MTRSC	1/4	17N	12E	7	SE		9/27/2012	2012-019121	7/8/2020	2020-009805-0
715452	Eagle 36	8/23/2012	MCL	MTRSC	1/4	17N	12E	8	SW		9/27/2012	2012-019122	7/8/2020	2020-009806-0
715453	Eagle 37	8/23/2012	MCL	MTRSC	1/4	17N	12E	8	SE		9/27/2012	2012-019123	7/8/2020	2020-009807-0
715454	Eagle 38	8/23/2012	MCL	MTRSC	1/4	17N	11E	16	NW		9/27/2012	2012-019124
715455	Eagle 39	8/23/2012	MCL	MTRSC	1/4	17N	11E	16	NE		9/27/2012	2012-019125
715456	Eagle 40	8/23/2012	MCL	MTRSC	1/4	17N	11E	15	NW		9/27/2012	2012-019126
715457	Eagle 41	8/23/2012	MCL	MTRSC	1/4	17N	11E	15	NE		9/27/2012	2012-019127
715458	Eagle 42	8/23/2012	MCL	MTRSC	1/4	17N	11E	14	NW		9/27/2012	2012-019128
715459	Eagle 43	8/23/2012	MCL	MTRSC	1/4	17N	11E	14	NE		9/27/2012	2012-019129
715460	Eagle 44	8/23/2012	MCL	MTRSC	1/4	17N	11E	13	NW		9/27/2012	2012-019130
715461	Eagle 45	8/23/2012	MCL	MTRSC	1/4	17N	11E	13	NE		9/27/2012	2012-019131
715462	Eagle 46	8/23/2012	MCL	MTRSC	1/4	17N	12E	18	NW		9/27/2012	2012-019132	7/8/2020	2020-009808-0
715463	Eagle 47	8/23/2012	MCL	MTRSC	1/4	17N	12E	18	NE		9/27/2012	2012-019133	7/8/2020	2020-009809-0
715464	Eagle 48	8/23/2012	MCL	MTRSC	1/4	17N	12E	17	NW		9/27/2012	2012-019134	7/8/2020	2020-009810-0
715465	Eagle 49	8/23/2012	MCL	MTRSC	1/4	17N	12E	17	NE		9/27/2012	2012-019135	7/8/2020	2020-009811-0
715466	Eagle 50	8/23/2012	MCL	MTRSC	1/4	17N	12E	16	NW		9/27/2012	2012-019136	7/8/2020	2020-009812-0
715467	Eagle 51	8/23/2012	MCL	MTRSC	1/4	17N	11E	16	SW		9/27/2012	2012-019137
715468	Eagle 52	8/23/2012	MCL	MTRSC	1/4	17N	11E	16	SE		9/27/2012	2012-019138
715469	Eagle 53	8/23/2012	MCL	MTRSC	1/4	17N	11E	15	SW		9/27/2012	2012-019139
715470	Eagle 54	8/23/2012	MCL	MTRSC	1/4	17N	11E	15	SE		9/27/2012	2012-019140
715471	Eagle 55	8/23/2012	MCL	MTRSC	1/4	17N	11E	14	SW		9/27/2012	2012-019141
715472	Eagle 56	8/23/2012	MCL	MTRSC	1/4	17N	11E	14	SE		9/27/2012	2012-019142
715473	Eagle 57	8/23/2012	MCL	MTRSC	1/4	17N	11E	13	SW		9/27/2012	2012-019143
715474	Eagle 58	8/23/2012	MCL	MTRSC	1/4	17N	11E	13	SE		9/27/2012	2012-019144
715475	Eagle 59	8/23/2012	MCL	MTRSC	1/4	17N	12E	18	SW		9/27/2012	2012-019145	7/8/2020	2020-009813-0
715476	Eagle 60	8/23/2012	MCL	MTRSC	1/4	17N	12E	18	SE		9/27/2012	2012-019146	2/8/2013; 7/8/2020	2013-002183; 2020-009814-0
715477	Eagle 61	8/23/2012	MCL	MTRSC	1/4	17N	12E	17	SW		9/27/2012	2012-019147	2/8/2013; 7/8/2020	2013-002158; 2020-009815-0

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
715478	Eagle 62	8/23/2012	MCL	MTRSC	1/4	17N	12E	17	SE		9/27/2012	2012-019148	7/8/2020	2020-009816-0
715479	Eagle 63	8/23/2012	MCL	MTRSC	1/4	17N	12E	16	SW		9/27/2012	2012-019149	7/8/2020	2020-009817-0
715480	Eagle 64	8/23/2012	MCL	MTRSC	1/4	17N	12E	16	SE		9/27/2012	2012-019150	7/8/2020	2020-009818-0
715481	Eagle 65	8/23/2012	MCL	MTRSC	1/4	17N	11E	23	NW		9/27/2012	2012-019151
715482	Eagle 66	8/23/2012	MCL	MTRSC	1/4	17N	11E	23	NE		9/27/2012	2012-019152
715483	Eagle 67	8/23/2012	MCL	MTRSC	1/4	17N	11E	24	NW		9/27/2012	2012-019153
715484	Eagle 68	8/23/2012	MCL	MTRSC	1/4	17N	11E	24	NE		9/27/2012	2012-019154
715485	Eagle 69	8/23/2012	MCL	MTRSC	1/4	17N	12E	19	NW		9/27/2012	2012-019155	7/8/2020	2020-009819-0
715486	Eagle 70	8/23/2012	MCL	MTRSC	1/4	17N	12E	19	NE		9/27/2012	2012-019156	2/8/2013; 7/8/2020	2013-002159; 2020-009820-0
715487	Eagle 71	8/23/2012	MCL	MTRSC	1/4	17N	12E	20	NW		9/27/2012	2012-019157	2/8/2013; 7/8/2020	2013-002160; 2020-009821-0
715488	Eagle 72	8/23/2012	MCL	MTRSC	1/4	17N	12E	20	NE		9/27/2012	2012-019158	7/8/2020	2020-009822-0
715489	Eagle 73	8/23/2012	MCL	MTRSC	1/4	17N	12E	21	NW		9/27/2012	2012-019159	7/8/2020	2020-009823-0
715490	Eagle 74	8/23/2012	MCL	MTRSC	1/4	17N	12E	21	NE		9/27/2012	2012-019160	7/8/2020	2020-009824-0
715491	Eagle 75	8/23/2012	MCL	MTRSC	1/4	17N	12E	22	NW		9/27/2012	2012-019161	7/8/2020	2020-009825-0
715492	Eagle 76	8/23/2012	MCL	MTRSC	1/4	17N	11E	23	SW		9/27/2012	2012-019162
715493	Eagle 77	8/23/2012	MCL	MTRSC	1/4	17N	11E	23	SE		9/27/2012	2012-019163
715494	Eagle 78	8/23/2012	MCL	MTRSC	1/4	17N	11E	24	SW		9/27/2012	2012-019164
715495	Eagle 79	8/23/2012	MCL	MTRSC	1/4	17N	11E	24	SE		9/27/2012	2012-019165
715496	Eagle 80	8/23/2012	MCL	MTRSC	1/4	17N	12E	19	SW		9/27/2012	2012-019166	7/8/2020	2020-009826-0
715497	Eagle 81	8/23/2012	MCL	MTRSC	1/4	17N	12E	19	SE		9/27/2012	2012-019167	2/8/2013; 7/8/2020	2013-002161; 2020-009827-0
715498	Eagle 82	8/23/2012	MCL	MTRSC	1/4	17N	12E	20	SW		9/27/2012	2012-019168	2/8/2013; 7/8/2020	2013-002162; 2020-009828-0
715499	Eagle 83	8/23/2012	MCL	MTRSC	1/4	17N	12E	20	SE		9/27/2012	2012-019169	7/8/2020	2020-009829-0
715500	Eagle 84	8/23/2012	MCL	MTRSC	1/4	17N	12E	21	SW		9/27/2012	2012-019170	7/8/2020	2020-009830-0
715501	Eagle 85	8/23/2012	MCL	MTRSC	1/4	17N	12E	21	SE		9/27/2012	2012-019171	7/8/2020	2020-009831-0
715502	Eagle 86	8/23/2012	MCL	MTRSC	1/4	17N	12E	22	SW		9/27/2012	2012-019172	7/8/2020	2020-009832-0
715503	Eagle 87	8/23/2012	MCL	MTRSC	1/4	17N	12E	22	SE		9/27/2012	2012-019173	7/8/2020	2020-009833-0
715504	Eagle 88	8/23/2012	MCL	MTRSC	1/4	17N	11E	25	NW		9/27/2012	2012-019174
715505	Eagle 89	8/23/2012	MCL	MTRSC	1/4	17N	11E	25	NE		9/27/2012	2012-019175
715506	Eagle 90	8/23/2012	MCL	MTRSC	1/4	17N	12E	30	NW		9/27/2012	2012-019176	7/8/2020	2020-009834-0
715507	Eagle 91	8/23/2012	MCL	MTRSC	1/4	17N	12E	30	NE		9/27/2012	2012-019177	2/8/2013; 7/8/2020	2013-002163; 2020-009835-0
715508	Eagle 92	8/23/2012	MCL	MTRSC	1/4	17N	12E	29	NW		9/27/2012	2012-019178	2/8/2013; 7/8/2020	2013-002164; 2020-009836-0
715509	Eagle 93	8/23/2012	MCL	MTRSC	1/4	17N	12E	29	NE		9/27/2012	2012-019179	7/8/2020	2020-009837-0
715510	Eagle 94	8/23/2012	MCL	MTRSC	1/4	17N	12E	28	NW		9/27/2012	2012-019180	7/8/2020	2020-009838-0
715511	Eagle 95	8/23/2012	MCL	MTRSC	1/4	17N	12E	28	NE		9/27/2012	2012-019181	7/8/2020	2020-009839-0
715512	Eagle 96	8/23/2012	MCL	MTRSC	1/4	17N	12E	27	NW		9/27/2012	2012-019182	7/8/2020	2020-009840-0
715513	Eagle 97	8/23/2012	MCL	MTRSC	1/4	17N	12E	27	NE		9/27/2012	2012-019183	7/8/2020	2020-009841-0
715515	Eagle 99	8/23/2012	MCL	MTRSC	1/4	17N	11E	25	SW		9/27/2012	2012-019185
715516	Eagle 100	8/23/2012	MCL	MTRSC	1/4	17N	11E	25	SE		9/27/2012	2012-019186
715517	Eagle 101	8/23/2012	MCL	MTRSC	1/4	17N	12E	30	SW		9/27/2012	2012-019187	7/8/2020	2020-009842-0
715518	Eagle 102	8/23/2012	MCL	MTRSC	1/4	17N	12E	30	SE		9/27/2012	2012-019188	7/8/2020	2020-009843-0

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
715519	Eagle 103	8/23/2012	MCL	MTRSC	1/4	17N	12E	29	SW		9/27/2012	2012-019189	7/8/2020	2020-009844-0
715520	Eagle 104	8/23/2012	MCL	MTRSC	1/4	17N	12E	29	SE		9/27/2012	2012-019190	7/8/2020	2020-009845-0
715521	Eagle 105	8/23/2012	MCL	MTRSC	1/4	17N	12E	28	SW		9/27/2012	2012-019191	7/8/2020	2020-009846-0
715522	Eagle 106	8/23/2012	MCL	MTRSC	1/4	17N	12E	28	SE		9/27/2012	2012-019192	7/8/2020	2020-009847-0
715523	Eagle 107	8/23/2012	MCL	MTRSC	1/4	17N	12E	27	SW		9/27/2012	2012-019193	7/8/2020	2020-009848-0
715524	Eagle 108	8/23/2012	MCL	MTRSC	1/4	17N	12E	27	SE		9/27/2012	2012-019194	7/8/2020	2020-009849-0
715526	Eagle 110	8/23/2012	MCL	MTRSC	1/4	17N	11E	36	NW		9/27/2012	2012-019196
715527	Eagle 111	8/23/2012	MCL	MTRSC	1/4	17N	11E	36	NE		9/27/2012	2012-019197
715528	Eagle 112	8/23/2012	MCL	MTRSC	1/4	17N	12E	31	NW		9/27/2012	2012-019198	7/8/2020	2020-009850-0
715529	Eagle 113	8/23/2012	MCL	MTRSC	1/4	17N	12E	31	NE		9/27/2012	2012-019199	7/8/2020	2020-009851-0
715530	Eagle 114	8/23/2012	MCL	MTRSC	1/4	17N	12E	32	NW		9/27/2012	2012-019200	7/8/2020	2020-009852-0
715531	Eagle 115	8/23/2012	MCL	MTRSC	1/4	17N	12E	32	NE		9/27/2012	2012-019201	7/8/2020	2020-009853-0
715532	Eagle 116	8/23/2012	MCL	MTRSC	1/4	17N	12E	33	NW		9/27/2012	2012-019202	7/8/2020	2020-009854-0
715533	Eagle 117	8/23/2012	MCL	MTRSC	1/4	17N	12E	33	NE		9/27/2012	2012-019203	7/8/2020	2020-009855-0
715534	Eagle 118	8/23/2012	MCL	MTRSC	1/4	17N	12E	34	NW		9/27/2012	2012-019204	7/8/2020	2020-009856-0
715535	Eagle 119	8/23/2012	MCL	MTRSC	1/4	17N	12E	34	NE		9/27/2012	2012-019205	7/8/2020	2020-009857-0
715537	Eagle 121	8/23/2012	MCL	MTRSC	1/4	17N	11E	36	SW		9/27/2012	2012-019207
715538	Eagle 122	8/23/2012	MCL	MTRSC	1/4	17N	11E	36	SE		9/27/2012	2012-019208
715539	Eagle 123	8/23/2012	MCL	MTRSC	1/4	17N	12E	31	SW		9/27/2012	2012-019209	7/8/2020	2020-009858-0
715540	Eagle 124	8/23/2012	MCL	MTRSC	1/4	17N	12E	31	SE		9/27/2012	2012-019210	7/8/2020	2020-009859-0
715541	Eagle 125	8/23/2012	MCL	MTRSC	1/4	17N	12E	32	SW		9/27/2012	2012-019211	7/8/2020	2020-009860-0
715542	Eagle 126	8/23/2012	MCL	MTRSC	1/4	17N	12E	32	SE		9/27/2012	2012-019212	7/8/2020	2020-009861-0
715543	Eagle 127	8/23/2012	MCL	MTRSC	1/4	17N	12E	33	SW		9/27/2012	2012-019213	7/8/2020	2020-009862-0
715544	Eagle 128	8/23/2012	MCL	MTRSC	1/4	17N	12E	33	SE		9/27/2012	2012-019214	7/8/2020	2020-009863-0
715545	Eagle 129	8/23/2012	MCL	MTRSC	1/4	17N	12E	34	SW		9/27/2012	2012-019215	7/8/2020	2020-009864-0
715546	Eagle 130	8/23/2012	MCL	MTRSC	1/4	17N	12E	34	SE		9/27/2012	2012-019216	7/8/2020	2020-009865-0
715547	Eagle 131	8/23/2012	MCL	MTRSC	1/4	17N	12E	35	SW		9/27/2012	2012-019217	2/8/2013; 7/8/2020	2013-002165; 2020-009866-0
715548	Eagle 132	8/22/2012	MCL	MTRSC	1/4	16N	12E	5	NW		9/27/2012	2012-019218	7/8/2020	2020-009867-0
715549	Eagle 133	8/22/2012	MCL	MTRSC	1/4	16N	12E	5	NE		9/27/2012	2012-019219	7/8/2020	2020-009868-0
715550	Eagle 134	8/22/2012	MCL	MTRSC	1/4	16N	12E	4	NW		9/27/2012	2012-019220	7/8/2020	2020-009869-0
715551	Eagle 135	8/22/2012	MCL	MTRSC	1/4	16N	12E	4	NE		9/27/2012	2012-019221	7/8/2020	2020-009870-0
715552	Eagle 136	8/22/2012	MCL	MTRSC	1/4	16N	12E	3	NW		9/27/2012	2012-019222	7/8/2020	2020-009871-0
715553	Eagle 137	8/22/2012	MCL	MTRSC	1/4	16N	12E	3	NE		9/27/2012	2012-019223	7/8/2020	2020-009872-0
715554	Eagle 138	8/22/2012	MCL	MTRSC	1/4	16N	12E	2	NW		9/27/2012	2012-019224	2/8/2013; 7/8/2020	2013-002166; 2020-009873-0
715555	Eagle 139	8/22/2012	MCL	MTRSC	1/4	16N	12E	2	NE		9/27/2012	2012-019225	2/8/2013; 7/8/2020	2013-002167; 2020-009874-0
715556	Eagle 140	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	NW		9/27/2012	2012-019226	2/8/2013; 7/8/2020	2013-002168; 2020-009875-0
715557	Eagle 141	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	NE		9/27/2012	2012-019227	2/8/2013; 7/8/2020	2013-002169; 2020-009876-0
715558	Eagle 142	8/22/2012	MCL	MTRSC	1/4	16N	12E	5	SW		9/27/2012	2012-019228
715559	Eagle 143	8/22/2012	MCL	MTRSC	1/4	16N	12E	5	SE		9/27/2012	2012-019229
715560	Eagle 144	8/22/2012	MCL	MTRSC	1/4	16N	12E	4	SW		9/27/2012	2012-019230

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
715561	Eagle 145	8/22/2012	MCL	MTRSC	1/4	16N	12E	4	SE		9/27/2012	2012-019231
715562	Eagle 146	8/22/2012	MCL	MTRSC	1/4	16N	12E	3	SW		9/27/2012	2012-019232	2/8/2013	2013-002170
715563	Eagle 147	8/22/2012	MCL	MTRSC	1/4	16N	12E	3	SE		9/27/2012	2012-019233	2/8/2013	2013-002171
715564	Eagle 148	8/22/2012	MCL	MTRSC	1/4	16N	12E	2	SW		9/27/2012	2012-019234	2/8/2013	2013-002172
715565	Eagle 149	8/22/2012	MCL	MTRSC	1/4	16N	12E	2	SE		9/27/2012	2012-019235
715566	Eagle 150	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	SW		9/27/2012	2012-019236
715567	Eagle 151	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	SE		9/27/2012	2012-019237
715568	Eagle 152	8/22/2012	MCL	MTRSC	1/4	16N	13E	6	SW		9/27/2012	2012-019238
715569	Eagle 153	8/22/2012	MCL	MTRSC	1/4	16N	13E	6	SE		9/27/2012	2012-019239
715570	Eagle 154	8/22/2012	MCL	MTRSC	1/4	16N	12E	9	NW		9/27/2012	2012-019240
715571	Eagle 155	8/22/2012	MCL	MTRSC	1/4	16N	12E	9	NE		9/27/2012	2012-019241	2/8/2013	2013-002173
715572	Eagle 156	8/22/2012	MCL	MTRSC	1/4	16N	12E	10	NW		9/27/2012	2012-019242	2/8/2013	2013-002174
715573	Eagle 157	8/22/2012	MCL	MTRSC	1/4	16N	12E	10	NE		9/27/2012	2012-019243	2/8/2013	2013-002175
715574	Eagle 158	8/22/2012	MCL	MTRSC	1/4	16N	12E	11	NW		9/27/2012	2012-019244
715575	Eagle 159	8/22/2012	MCL	MTRSC	1/4	16N	12E	11	NE		9/27/2012	2012-019245
715576	Eagle 160	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	NW		9/27/2012	2012-019246
715577	Eagle 161	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	NE		9/27/2012	2012-019247
715578	Eagle 162	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	NW		9/27/2012	2012-019248
715579	Eagle 163	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	NE		9/27/2012	2012-019249
715580	Eagle 164	8/22/2012	MCL	MTRSC	1/4	16N	13E	8	NW		9/27/2012	2012-019250
715581	Eagle 165	8/22/2012	MCL	MTRSC	1/4	16N	12E	9	SW		9/27/2012	2012-019251	2/8/2013	2013-002176
715582	Eagle 166	8/22/2012	MCL	MTRSC	1/4	16N	12E	9	SE		9/27/2012	2012-019252	2/8/2013	2013-002177
715583	Eagle 167	8/22/2012	MCL	MTRSC	1/4	16N	12E	10	SW		9/27/2012	2012-019253	2/8/2013	2013-002178
715584	Eagle 168	8/22/2012	MCL	MTRSC	1/4	16N	12E	10	SE		9/27/2012	2012-019254
715585	Eagle 169	8/22/2012	MCL	MTRSC	1/4	16N	12E	11	SW		9/27/2012	2012-019255
715586	Eagle 170	8/22/2012	MCL	MTRSC	1/4	16N	12E	11	SE		9/27/2012	2012-019256
715587	Eagle 171	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	SW		9/27/2012	2012-019257
715588	Eagle 172	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	SE		9/27/2012	2012-019258
715589	Eagle 173	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	SW		9/27/2012	2012-019259
715590	Eagle 174	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	SE		9/27/2012	2012-019260
715591	Eagle 175	8/22/2012	MCL	MTRSC	1/4	16N	13E	8	SW		9/27/2012	2012-019261
715592	Eagle 176	8/22/2012	MCL	MTRSC	1/4	16N	12E	16	NW		9/27/2012	2012-019262	2/8/2013	2013-002179
715593	Eagle 177	8/22/2012	MCL	MTRSC	1/4	16N	12E	16	NE		9/27/2012	2012-019263	2/8/2013	2013-002180
715594	Eagle 178	8/22/2012	MCL	MTRSC	1/4	16N	12E	15	NW		9/27/2012	2012-019264
715595	Eagle 179	8/22/2012	MCL	MTRSC	1/4	16N	12E	15	NE		9/27/2012	2012-019265
715596	Eagle 180	8/22/2012	MCL	MTRSC	1/4	16N	12E	14	NW		9/27/2012	2012-019266
715597	Eagle 181	8/22/2012	MCL	MTRSC	1/4	16N	12E	14	NE		9/27/2012	2012-019267
715598	Eagle 182	8/22/2012	MCL	MTRSC	1/4	16N	12E	13	NW		9/27/2012	2012-019268
715599	Eagle 183	8/22/2012	MCL	MTRSC	1/4	16N	12E	16	SW		9/27/2012	2012-019269	2/8/2013	2013-002181
715600	Eagle 184	8/22/2012	MCL	MTRSC	1/4	16N	12E	16	SE		9/27/2012	2012-019270

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
715601	Eagle 185	8/22/2012	MCL	MTRSC	1/4	16N	12E	15	SW		9/27/2012	2012-019271
715602	Eagle 186	8/22/2012	MCL	MTRSC	1/4	16N	12E	15	SE		9/27/2012	2012-019272
715603	Eagle 187	8/22/2012	MCL	MTRSC	1/4	16N	12E	14	SW		9/27/2012	2012-019273
715604	Eagle 188	8/22/2012	MCL	MTRSC	1/4	16N	12E	21	NW		9/27/2012	2012-019274
715605	Eagle 189	8/22/2012	MCL	MTRSC	1/4	16N	12E	21	NE		9/27/2012	2012-019275
715606	Eagle 190	8/22/2012	MCL	MTRSC	1/4	16N	12E	22	NW		9/27/2012	2012-019276
715607	Eagle 191	8/22/2012	MCL	MTRSC	1/4	16N	12E	22	NE		9/27/2012	2012-019277
715608	Eagle 192	8/22/2012	MCL	MTRSC	1/4	16N	12E	21	SW		9/27/2012	2012-019278
715609	Eagle 193	8/22/2012	MCL	MTRSC	1/4	16N	12E	21	SE		9/27/2012	2012-019279
715610	Eagle 194	8/22/2012	MCL	MTRSC	1/4	16N	12E	22	SW		9/27/2012	2012-019280
715611	Eagle 195	8/22/2012	MCL	MTRSC	1/4	16N	12E	28	NW		9/27/2012	2012-019281
715612	Eagle 196	8/22/2012	MCL	MTRSC	1/4	16N	12E	28	NE		9/27/2012	2012-019282
715613	Eagle 197	8/22/2012	MCL	MTRSC	1/4	16N	12E	28	SW		9/27/2012	2012-019283
715614	Eagle 198	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	NW	9/27/2012	2012-019284	2/8/2013; 7/8/2020	2013-002182; 2020-009877-0
715615	Eagle 199	8/22/2012	MCL	Trad		16N	13E	6	NW	NE	9/27/2012	2012-019285
715616	Eagle 200	8/22/2012	MCL	Trad		16N	13E	6	NE	NW	9/27/2012	2012-019286
715618	Eagle 202	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	SW	9/27/2012	2012-019288
715619	Eagle 203	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	SE	9/27/2012	2012-019289
715620	Eagle 204	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NE	SW	9/27/2012	2012-019290
715621	Eagle 205	8/22/2012	MCL	Trad		16N	13E	6	NE	SE	9/27/2012	2012-019291
715622	Eagle 206	8/22/2012	MCL	Trad		16N	13E	5	NW	SW	9/27/2012	2012-019292
715623	Eagle 207	8/22/2012	MCL	Trad		16N	13E	5	SW	NW	9/27/2012	2012-019293
715624	Eagle 208	8/22/2012	MCL	Trad		16N	13E	5	SW	NE	9/27/2012	2012-019294
715626	Eagle 210	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	5	SW	SW	9/27/2012	2012-019296
715627	Eagle 211	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	5	SW	SE	9/27/2012	2012-019297
715628	Eagle 212	8/22/2012	MCL	Trad		16N	13E	5	SE	SW	9/27/2012	2012-019298
715629	Eagle 213	8/22/2012	MCL	Trad		16N	13E	5	SE	SE	9/27/2012	2012-019299
715630	Eagle 214	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	NW	9/27/2012	2012-019300
715631	Eagle 215	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	NE	9/27/2012	2012-019301
715632	Eagle 216	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	SW	9/27/2012	2012-019302
715633	Eagle 217	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	SE	9/27/2012	2012-019303
715636	TOK 125	8/28/2012	MCL	Trad		16N	13E	21	NE	NW &	9/27/2012	2012-019306
715637	TOK 126	8/28/2012	MCL	Trad		16N	13E	28	SW	NE	9/27/2012	2012-019307
715638	TOK 127	8/28/2012	MCL	Trad		16N	13E	30	SE	NE	9/27/2012	2012-019308
715639	TOK 128	8/28/2012	MCL	Trad		16N	13E	30	SE	NW	9/27/2012	2012-019309
715640	TOK 129	8/28/2012	MCL	Trad		16N	13E	30	SW	NE	9/27/2012	2012-019310
715641	TOK 130	8/28/2012	MCL	Trad		16N	12E	25	SE	NE	9/27/2012	2012-019311
715642	TOK 131	8/28/2012	MCL	Trad		16N	12E	36	NW	SE	9/27/2012	2012-019312
717252	Bush 1	3/21/2013	MCL	MTRSC	1/4	20N	13E	26	NW			2013-006513
717253	Bush 2	3/21/2013	MCL	MTRSC	1/4	20N	13E	26	NE			2013-006514

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
717254	Bush 3	3/21/2013	MCL	MTRSC	1/4	20N	13E	25	NW			2013-006515
717255	Bush 4	3/21/2013	MCL	MTRSC	1/4	20N	13E	25	NE			2013-006516
717256	Bush 5	3/21/2013	MCL	MTRSC	1/4	20N	13E	26	SW			2013-006517
717257	Bush 6	3/21/2013	MCL	MTRSC	1/4	20N	13E	26	SE			2013-006518
717258	Bush 7	3/21/2013	MCL	MTRSC	1/4	20N	13E	25	SW			2013-006519
717259	Bush 8	3/21/2013	MCL	MTRSC	1/4	20N	13E	25	SE			2013-006520
717260	Bush 9	3/21/2013	MCL	MTRSC	1/4	20N	13E	35	NW			2013-006521
717261	Bush 10	3/21/2013	MCL	MTRSC	1/4	20N	13E	35	NE			2013-006522
717262	Bush 11	3/21/2013	MCL	MTRSC	1/4	20N	13E	36	NW			2013-006523
717263	Bush 12	3/21/2013	MCL	MTRSC	1/4	20N	13E	36	NE			2013-006524
717264	Bush 13	3/21/2013	MCL	MTRSC	1/4	20N	13E	35	SW			2013-006525
717265	Bush 14	3/21/2013	MCL	MTRSC	1/4	20N	13E	35	SE			2013-006526
717266	Bush 15	3/21/2013	MCL	MTRSC	1/4	20N	13E	36	SW			2013-006527
717267	Bush 16	3/21/2013	MCL	MTRSC	1/4	20N	13E	36	SE			2013-006528
717268	Bush 17	3/21/2013	MCL	MTRSC	1/4	19N	13E	2	NW			2013-006529
717269	Bush 18	3/21/2013	MCL	MTRSC	1/4	19N	13E	2	NE			2013-006530
717270	Bush 19	3/21/2013	MCL	MTRSC	1/4	19N	13E	1	NW			2013-006531
717271	Bush 20	3/21/2013	MCL	MTRSC	1/4	19N	13E	1	NE			2013-006532
717272	Bush 21	3/21/2013	MCL	MTRSC	1/4	19N	14E	6	NW			2013-006533
717273	Bush 22	3/21/2013	MCL	MTRSC	1/4	19N	14E	6	NE			2013-006534
717274	Bush 23	3/21/2013	MCL	MTRSC	1/4	19N	14E	5	NW			2013-006535
717275	Bush 24	3/21/2013	MCL	MTRSC	1/4	19N	14E	5	NE			2013-006536
717276	Bush 25	3/21/2013	MCL	MTRSC	1/4	19N	13E	2	SW			2013-006537
717277	Bush 26	3/21/2013	MCL	MTRSC	1/4	19N	13E	2	SE			2013-006538
717278	Bush 27	3/21/2013	MCL	MTRSC	1/4	19N	13E	1	SW			2013-006539
717279	Bush 28	3/21/2013	MCL	MTRSC	1/4	19N	13E	1	SE			2013-006540
717280	Bush 29	3/21/2013	MCL	MTRSC	1/4	19N	14E	6	SW			2013-006541
717281	Bush 30	3/21/2013	MCL	MTRSC	1/4	19N	14E	6	SE			2013-006542
717282	Bush 31	3/21/2013	MCL	MTRSC	1/4	19N	14E	5	SW			2013-006543
717283	Bush 32	3/21/2013	MCL	MTRSC	1/4	19N	14E	5	SE			2013-006544
717284	Bush 33	3/21/2013	MCL	MTRSC	1/4	19N	13E	11	NW			2013-006545
717285	Bush 34	3/21/2013	MCL	MTRSC	1/4	19N	13E	11	NE			2013-006546
717286	Bush 35	3/21/2013	MCL	MTRSC	1/4	19N	13E	12	NW			2013-006547
717287	Bush 36	3/21/2013	MCL	MTRSC	1/4	19N	13E	12	NE			2013-006548
717288	Bush 37	3/21/2013	MCL	MTRSC	1/4	19N	14E	7	NW			2013-006549
717289	Bush 38	3/21/2013	MCL	MTRSC	1/4	19N	14E	7	NE			2013-006550
717290	Bush 39	3/21/2013	MCL	MTRSC	1/4	19N	14E	8	NW			2013-006551
717291	Bush 40	3/21/2013	MCL	MTRSC	1/4	19N	14E	8	NE			2013-006552
717292	Bush 41	3/21/2013	MCL	MTRSC	1/4	19N	13E	11	SW			2013-006553
717293	Bush 42	3/21/2013	MCL	MTRSC	1/4	19N	13E	11	SE			2013-006554

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
717294	Bush 43	3/21/2013	MCL	MTRSC	1/4	19N	13E	12	SW			2013-006555
717295	Bush 44	3/21/2013	MCL	MTRSC	1/4	19N	13E	12	SE			2013-006556
717296	Bush 45	3/21/2013	MCL	MTRSC	1/4	19N	14E	7	SW			2013-006557
717297	Bush 46	3/21/2013	MCL	MTRSC	1/4	19N	14E	7	SE			2013-006558
717298	Bush 47	3/21/2013	MCL	MTRSC	1/4	19N	14E	8	SW			2013-006559
717299	Bush 48	3/21/2013	MCL	MTRSC	1/4	19N	14E	8	SE			2013-006560
717300	AD 1	3/21/2013	MCL	MTRSC	1/4	21N	14E	19	NW			2013-006561
717301	AD 2	3/21/2013	MCL	MTRSC	1/4	21N	14E	19	NE			2013-006562
717302	AD 3	3/21/2013	MCL	MTRSC	1/4	21N	14E	20	NW			2013-006563
717303	AD 4	3/21/2013	MCL	MTRSC	1/4	21N	14E	20	NE			2013-006564
717304	AD 5	3/21/2013	MCL	MTRSC	1/4	21N	14E	21	NW			2013-006565
717305	AD 6	3/21/2013	MCL	MTRSC	1/4	21N	14E	21	NE			2013-006566
717306	AD 7	3/21/2013	MCL	MTRSC	1/4	21N	14E	22	NW			2013-006567
717307	AD 8	3/21/2013	MCL	MTRSC	1/4	21N	14E	22	NE			2013-006568
717308	AD 9	3/21/2013	MCL	MTRSC	1/4	21N	14E	19	SW			2013-006569
717309	AD 10	3/21/2013	MCL	MTRSC	1/4	21N	14E	19	SE			2013-006570
717310	AD 11	3/21/2013	MCL	MTRSC	1/4	21N	14E	20	SW			2013-006571
717311	AD 12	3/21/2013	MCL	MTRSC	1/4	21N	14E	20	SE			2013-006572
717312	AD 13	3/21/2013	MCL	MTRSC	1/4	21N	14E	21	SW			2013-006573
717313	AD 14	3/21/2013	MCL	MTRSC	1/4	21N	14E	21	SE			2013-006574
717314	AD 15	3/21/2013	MCL	MTRSC	1/4	21N	14E	22	SW			2013-006575
717315	AD 16	3/21/2013	MCL	MTRSC	1/4	21N	14E	22	SE			2013-006576
717316	AD 17	3/21/2013	MCL	MTRSC	1/4	21N	14E	30	NW			2013-006577
717317	AD 18	3/21/2013	MCL	MTRSC	1/4	21N	14E	30	NE			2013-006578
717318	AD 19	3/21/2013	MCL	MTRSC	1/4	21N	14E	29	NW			2013-006579
717319	AD 20	3/21/2013	MCL	MTRSC	1/4	21N	14E	29	NE			2013-006580
717320	AD 21	3/21/2013	MCL	MTRSC	1/4	21N	14E	28	NW			2013-006581
717321	AD 22	3/21/2013	MCL	MTRSC	1/4	21N	14E	28	NE			2013-006582
717322	AD 23	3/21/2013	MCL	MTRSC	1/4	21N	14E	27	NW			2013-006583
717323	AD 24	3/21/2013	MCL	MTRSC	1/4	21N	14E	27	NE			2013-006584
717324	AD 25	3/21/2013	MCL	MTRSC	1/4	21N	14E	30	SW			2013-006585
717325	AD 26	3/21/2013	MCL	MTRSC	1/4	21N	14E	30	SE			2013-006586
717326	AD 27	3/21/2013	MCL	MTRSC	1/4	21N	14E	29	SW			2013-006587
717327	AD 28	3/21/2013	MCL	MTRSC	1/4	21N	14E	29	SE			2013-006588
717328	AD 29	3/21/2013	MCL	MTRSC	1/4	21N	14E	28	SW			2013-006589
717329	AD 30	3/21/2013	MCL	MTRSC	1/4	21N	14E	28	SE			2013-006590
717330	AD 31	3/21/2013	MCL	MTRSC	1/4	21N	14E	27	SW			2013-006591
717331	AD 32	3/21/2013	MCL	MTRSC	1/4	21N	14E	27	SE			2013-006592
717332	AD 33	3/21/2013	MCL	MTRSC	1/4	21N	14E	31	NW			2013-006593
717333	AD 34	3/21/2013	MCL	MTRSC	1/4	21N	14E	31	NE			2013-006594

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
717334	AD 35	3/21/2013	MCL	MTRSC	1/4	21N	14E	32	NW			2013-006595
717335	AD 36	3/21/2013	MCL	MTRSC	1/4	21N	14E	32	NE			2013-006596
717336	AD 37	3/21/2013	MCL	MTRSC	1/4	21N	14E	33	NW			2013-006597
717337	AD 38	3/21/2013	MCL	MTRSC	1/4	21N	14E	33	NE			2013-006598
717338	AD 39	3/21/2013	MCL	MTRSC	1/4	21N	14E	34	NW			2013-006599
717339	AD 40	3/21/2013	MCL	MTRSC	1/4	21N	14E	34	NE			2013-006600
717340	AD 41	3/21/2013	MCL	MTRSC	1/4	21N	14E	31	SW			2013-006601
717341	AD 42	3/21/2013	MCL	MTRSC	1/4	21N	14E	31	SE			2013-006602
717342	AD 43	3/21/2013	MCL	MTRSC	1/4	21N	14E	32	SW			2013-006603
717343	AD 44	3/21/2013	MCL	MTRSC	1/4	21N	14E	32	SE			2013-006604
717344	AD 45	3/21/2013	MCL	MTRSC	1/4	21N	14E	33	SW			2013-006605
717345	AD 46	3/21/2013	MCL	MTRSC	1/4	21N	14E	33	SE			2013-006606
717346	AD 47	3/21/2013	MCL	MTRSC	1/4	21N	14E	34	SW			2013-006607
717347	AD 48	3/21/2013	MCL	MTRSC	1/4	21N	14E	34	SE			2013-006608
717348	Eagle 218	4/4/2013	MCL	MTRSC	1/4	18N	9E	12	NW		4/12/2013	2013-006609
717349	Eagle 219	4/4/2013	MCL	MTRSC	1/4	18N	9E	12	NE		4/12/2013	2013-006610
717350	Eagle 220	4/4/2013	MCL	MTRSC	1/4	18N	10E	7	NW		4/12/2013	2013-006611
717351	Eagle 221	4/4/2013	MCL	MTRSC	1/4	18N	9E	12	SW		4/12/2013	2013-006612
717352	Eagle 222	4/4/2013	MCL	MTRSC	1/4	18N	9E	12	SE		4/12/2013	2013-006613
717353	Eagle 223	4/4/2013	MCL	MTRSC	1/4	18N	10E	7	SW		4/12/2013	2013-006614
717354	Eagle 224	4/4/2013	MCL	MTRSC	1/4	18N	10E	7	SE		4/12/2013	2013-006615
717355	Eagle 225	4/4/2013	MCL	MTRSC	1/4	18N	10E	8	SW		4/12/2013	2013-006616
717356	Eagle 226	4/4/2013	MCL	MTRSC	1/4	18N	10E	8	SE		4/12/2013	2013-006617
717357	Eagle 227	4/4/2013	MCL	MTRSC	1/4	18N	10E	9	SW		4/12/2013	2013-006618
717358	Eagle 228	4/4/2013	MCL	MTRSC	1/4	18N	10E	9	SE		4/12/2013	2013-006619
717359	Eagle 229	4/4/2013	MCL	MTRSC	1/4	18N	9E	13	NW		4/12/2013	2013-006620
717360	Eagle 230	4/4/2013	MCL	MTRSC	1/4	18N	9E	13	NE		4/12/2013	2013-006621
717361	Eagle 231	4/4/2013	MCL	MTRSC	1/4	18N	10E	18	NW		4/12/2013	2013-006622
717362	Eagle 232	4/4/2013	MCL	MTRSC	1/4	18N	10E	18	NE		4/12/2013	2013-006623
717363	Eagle 233	4/4/2013	MCL	MTRSC	1/4	18N	10E	17	NW		4/12/2013	2013-006624
717364	Eagle 234	4/4/2013	MCL	MTRSC	1/4	18N	10E	17	NE		4/12/2013	2013-006625
717365	Eagle 235	4/4/2013	MCL	MTRSC	1/4	18N	10E	16	NW		4/12/2013	2013-006626
717366	Eagle 236	4/4/2013	MCL	MTRSC	1/4	18N	10E	16	NE		4/12/2013	2013-006627
717367	Eagle 237	4/4/2013	MCL	MTRSC	1/4	18N	10E	15	NW		4/12/2013	2013-006628
717368	Eagle 238	4/4/2013	MCL	MTRSC	1/4	18N	10E	15	NE		4/12/2013	2013-006629
717369	Eagle 239	4/4/2013	MCL	MTRSC	1/4	18N	10E	14	NW		4/12/2013	2013-006630
717370	Eagle 240	4/4/2013	MCL	MTRSC	1/4	18N	10E	14	NE		4/12/2013	2013-006631
717371	Eagle 241	4/4/2013	MCL	MTRSC	1/4	18N	10E	13	NW		4/12/2013	2013-006632
717372	Eagle 242	4/4/2013	MCL	MTRSC	1/4	18N	10E	13	NE		4/12/2013	2013-006633
717373	Eagle 243	4/4/2013	MCL	MTRSC	1/4	18N	9E	13	SW		4/12/2013	2013-006634

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
717374	Eagle 244	4/4/2013	MCL	MTRSC	1/4	18N	9E	13	SE		4/12/2013	2013-006635
717375	Eagle 245	4/4/2013	MCL	MTRSC	1/4	18N	10E	18	SW		4/12/2013	2013-006636
717376	Eagle 246	4/4/2013	MCL	MTRSC	1/4	18N	10E	18	SE		4/12/2013	2013-006637
717377	Eagle 247	4/4/2013	MCL	MTRSC	1/4	18N	10E	17	SW		4/12/2013	2013-006638
717378	Eagle 248	4/4/2013	MCL	MTRSC	1/4	18N	10E	17	SE		4/12/2013	2013-006639
717379	Eagle 249	4/4/2013	MCL	MTRSC	1/4	18N	10E	16	SW		4/12/2013	2013-006640
717380	Eagle 250	4/4/2013	MCL	MTRSC	1/4	18N	10E	16	SE		4/12/2013	2013-006641
717381	Eagle 251	4/4/2013	MCL	MTRSC	1/4	18N	10E	15	SW		4/12/2013	2013-006642
717382	Eagle 252	4/4/2013	MCL	MTRSC	1/4	18N	10E	15	SE		4/12/2013	2013-006643
717383	Eagle 253	4/4/2013	MCL	MTRSC	1/4	18N	10E	14	SW		4/12/2013	2013-006644
717384	Eagle 254	4/4/2013	MCL	MTRSC	1/4	18N	10E	14	SE		4/12/2013	2013-006645
717385	Eagle 255	4/4/2013	MCL	MTRSC	1/4	18N	10E	13	SW		4/12/2013	2013-006646
717386	Eagle 256	4/4/2013	MCL	MTRSC	1/4	18N	10E	13	SE		4/12/2013	2013-006647
717387	Eagle 257	4/4/2013	MCL	MTRSC	1/4	18N	10E	19	NW		4/12/2013	2013-006648
717388	Eagle 258	4/4/2013	MCL	MTRSC	1/4	18N	10E	19	NE		4/12/2013	2013-006649
717389	Eagle 259	4/4/2013	MCL	MTRSC	1/4	18N	10E	20	NW		4/12/2013	2013-006650
717390	Eagle 260	4/4/2013	MCL	MTRSC	1/4	18N	10E	20	NE		4/12/2013	2013-006651
717391	Eagle 261	4/4/2013	MCL	MTRSC	1/4	18N	10E	21	NW		4/12/2013	2013-006652
717392	Eagle 262	4/4/2013	MCL	MTRSC	1/4	18N	10E	21	NE		4/12/2013	2013-006653
717393	Eagle 263	4/4/2013	MCL	MTRSC	1/4	18N	10E	22	NW		4/12/2013	2013-006654
717394	Eagle 264	4/4/2013	MCL	MTRSC	1/4	18N	10E	22	NE		4/12/2013	2013-006655
717395	Eagle 265	4/4/2013	MCL	MTRSC	1/4	18N	10E	23	NW		4/12/2013	2013-006656
717396	Eagle 266	4/4/2013	MCL	MTRSC	1/4	18N	10E	23	NE		4/12/2013	2013-006657
717397	Eagle 267	4/4/2013	MCL	MTRSC	1/4	18N	10E	24	NW		4/12/2013	2013-006658
717398	Eagle 268	4/4/2013	MCL	MTRSC	1/4	18N	10E	24	NE		4/12/2013	2013-006659
717399	Eagle 269	4/4/2013	MCL	MTRSC	1/4	18N	10E	19	SW		4/12/2013	2013-006660
717400	Eagle 270	4/4/2013	MCL	MTRSC	1/4	18N	10E	19	SE		4/12/2013	2013-006661
717401	Eagle 271	4/4/2013	MCL	MTRSC	1/4	18N	10E	20	SW		4/12/2013	2013-006662
717402	Eagle 272	4/4/2013	MCL	MTRSC	1/4	18N	10E	20	SE		4/12/2013	2013-006663
717403	Eagle 273	4/4/2013	MCL	MTRSC	1/4	18N	10E	21	SW		4/12/2013	2013-006664
717404	Eagle 274	4/4/2013	MCL	MTRSC	1/4	18N	10E	21	SE		4/12/2013	2013-006665
717405	Eagle 275	4/4/2013	MCL	MTRSC	1/4	18N	10E	22	SW		4/12/2013	2013-006666
717406	Eagle 276	4/4/2013	MCL	MTRSC	1/4	18N	10E	22	SE		4/12/2013	2013-006667
717407	Eagle 277	4/4/2013	MCL	MTRSC	1/4	18N	10E	23	SW		4/12/2013	2013-006668
717408	Eagle 278	4/4/2013	MCL	MTRSC	1/4	18N	10E	23	SE		4/12/2013	2013-006669
717409	Eagle 279	4/4/2013	MCL	MTRSC	1/4	18N	10E	24	SW		4/12/2013	2013-006670
717410	Eagle 280	4/4/2013	MCL	MTRSC	1/4	18N	10E	24	SE		4/12/2013	2013-006671
717411	Eagle 281	4/4/2013	MCL	MTRSC	1/4	18N	10E	30	NW		4/12/2013	2013-006672
717412	Eagle 282	4/4/2013	MCL	MTRSC	1/4	18N	10E	30	NE		4/12/2013	2013-006673
717413	Eagle 283	4/4/2013	MCL	MTRSC	1/4	18N	10E	29	NW		4/12/2013	2013-006674

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
717414	Eagle 284	4/4/2013	MCL	MTRSC	1/4	18N	10E	29	NE		4/12/2013	2013-006675
717415	Eagle 285	4/4/2013	MCL	MTRSC	1/4	18N	10E	28	NW		4/12/2013	2013-006676
717416	Eagle 286	4/4/2013	MCL	MTRSC	1/4	18N	10E	28	NE		4/12/2013	2013-006677
717417	Eagle 287	4/4/2013	MCL	MTRSC	1/4	18N	10E	27	NW		4/12/2013	2013-006678
717418	Eagle 288	4/4/2013	MCL	MTRSC	1/4	18N	10E	27	NE		4/12/2013	2013-006679
717419	Eagle 289	4/4/2013	MCL	MTRSC	1/4	18N	10E	26	NW		4/12/2013	2013-006680
717420	Eagle 290	4/4/2013	MCL	MTRSC	1/4	18N	10E	26	NE		4/12/2013	2013-006681
717421	Eagle 291	4/4/2013	MCL	MTRSC	1/4	18N	10E	25	NW		4/12/2013	2013-006682
717422	Eagle 292	4/4/2013	MCL	MTRSC	1/4	18N	10E	25	NE		4/12/2013	2013-006683
717423	Eagle 293	4/4/2013	MCL	MTRSC	1/4	18N	10E	30	SW		4/12/2013	2013-006684
717424	Eagle 294	4/4/2013	MCL	MTRSC	1/4	18N	10E	30	SE		4/12/2013	2013-006685
717425	Eagle 295	4/4/2013	MCL	MTRSC	1/4	18N	10E	29	SW		4/12/2013	2013-006686
717426	Eagle 296	4/4/2013	MCL	MTRSC	1/4	18N	10E	29	SE		4/12/2013	2013-006687
717427	Eagle 297	4/4/2013	MCL	MTRSC	1/4	18N	10E	28	SW		4/12/2013	2013-006688
717428	Eagle 298	4/4/2013	MCL	MTRSC	1/4	18N	10E	28	SE		4/12/2013	2013-006689
717429	Eagle 299	4/4/2013	MCL	MTRSC	1/4	18N	10E	27	SW		4/12/2013	2013-006690
717430	Eagle 300	4/4/2013	MCL	MTRSC	1/4	18N	10E	27	SE		4/12/2013	2013-006691
717431	Eagle 301	4/4/2013	MCL	MTRSC	1/4	18N	10E	26	SW		4/12/2013	2013-006692
717432	Eagle 302	4/4/2013	MCL	MTRSC	1/4	18N	10E	26	SE		4/12/2013	2013-006693
717433	Eagle 303	4/4/2013	MCL	MTRSC	1/4	18N	10E	25	SW		4/12/2013	2013-006694
717434	Eagle 304	4/4/2013	MCL	MTRSC	1/4	18N	10E	25	SE		4/12/2013	2013-006695
717435	Eagle 305	4/4/2013	MCL	MTRSC	1/4	18N	10E	32	NW		4/12/2013	2013-006696
717436	Eagle 306	4/4/2013	MCL	MTRSC	1/4	18N	10E	32	NE		4/12/2013	2013-006697
717437	Eagle 307	4/4/2013	MCL	MTRSC	1/4	18N	10E	33	NW		4/12/2013	2013-006698
717438	Eagle 308	4/4/2013	MCL	MTRSC	1/4	18N	10E	33	NE		4/12/2013	2013-006699
717439	Eagle 309	4/4/2013	MCL	MTRSC	1/4	18N	10E	34	NW		4/12/2013	2013-006700
717440	Eagle 310	4/4/2013	MCL	MTRSC	1/4	18N	10E	34	NE		4/12/2013	2013-006701
717441	Eagle 311	4/4/2013	MCL	MTRSC	1/4	18N	10E	35	NW		4/12/2013	2013-006702
717442	Eagle 312	4/4/2013	MCL	MTRSC	1/4	18N	10E	35	NE		4/12/2013	2013-006703
717443	Eagle 313	4/4/2013	MCL	MTRSC	1/4	18N	10E	36	NW		4/12/2013	2013-006704
717444	Eagle 314	4/4/2013	MCL	MTRSC	1/4	18N	10E	36	NE		4/12/2013	2013-006705
717445	Eagle 315	4/4/2013	MCL	MTRSC	1/4	18N	10E	32	SW		4/12/2013	2013-006706
717446	Eagle 316	4/4/2013	MCL	MTRSC	1/4	18N	10E	32	SE		4/12/2013	2013-006707
717447	Eagle 317	4/4/2013	MCL	MTRSC	1/4	18N	10E	33	SW		4/12/2013	2013-006708
717448	Eagle 318	4/4/2013	MCL	MTRSC	1/4	18N	10E	33	SE		4/12/2013	2013-006709
717449	Eagle 319	4/4/2013	MCL	MTRSC	1/4	18N	10E	34	SW		4/12/2013	2013-006710
717450	Eagle 320	4/4/2013	MCL	MTRSC	1/4	18N	10E	34	SE		4/12/2013	2013-006711
717451	Eagle 321	4/4/2013	MCL	MTRSC	1/4	18N	10E	35	SW		4/12/2013	2013-006712
717452	Eagle 322	4/4/2013	MCL	MTRSC	1/4	18N	10E	35	SE		4/12/2013	2013-006713
717453	Eagle 323	4/4/2013	MCL	MTRSC	1/4	18N	10E	36	SW		4/12/2013	2013-006714

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
717454	Eagle 324	4/4/2013	MCL	MTRSC	1/4	18N	10E	36	SE		4/12/2013	2013-006715
717455	Eagle 325	4/4/2013	MCL	MTRSC	1/4	17N	10E	4	NW		4/12/2013	2013-006716
717456	Eagle 326	4/4/2013	MCL	MTRSC	1/4	17N	10E	4	NE		4/12/2013	2013-006717
717457	Eagle 327	4/4/2013	MCL	MTRSC	1/4	17N	10E	3	NW		4/12/2013	2013-006718
717458	Eagle 328	4/4/2013	MCL	MTRSC	1/4	17N	10E	3	NE		4/12/2013	2013-006719
717459	Eagle 329	4/4/2013	MCL	MTRSC	1/4	17N	10E	2	NW		4/12/2013	2013-006720
717460	Eagle 330	4/4/2013	MCL	MTRSC	1/4	17N	10E	2	NE		4/12/2013	2013-006721
717461	Eagle 331	4/4/2013	MCL	MTRSC	1/4	17N	10E	1	NW		4/12/2013	2013-006722
717462	Eagle 332	4/4/2013	MCL	MTRSC	1/4	17N	10E	1	NE		4/12/2013	2013-006723
717463	Eagle 333	4/4/2013	MCL	MTRSC	1/4	17N	11E	6	NW		4/12/2013	2013-006724	7/8/2020	2020-009878-0
717464	Eagle 334	4/4/2013	MCL	MTRSC	1/4	17N	11E	6	NE		4/12/2013	2013-006725	7/8/2020	2020-009879-0
717465	Eagle 335	4/4/2013	MCL	MTRSC	1/4	17N	11E	5	NW		4/12/2013	2013-006726	7/8/2020	2020-009880-0
717466	Eagle 336	4/4/2013	MCL	MTRSC	1/4	17N	11E	5	NE		4/12/2013	2013-006727	7/8/2020	2020-009881-0
717467	Eagle 337	4/4/2013	MCL	MTRSC	1/4	17N	10E	4	SW		4/12/2013	2013-006728
717468	Eagle 338	4/4/2013	MCL	MTRSC	1/4	17N	10E	4	SE		4/12/2013	2013-006729
717469	Eagle 339	4/4/2013	MCL	MTRSC	1/4	17N	10E	3	SW		4/12/2013	2013-006730
717470	Eagle 340	4/4/2013	MCL	MTRSC	1/4	17N	10E	3	SE		4/12/2013	2013-006731
717471	Eagle 341	4/4/2013	MCL	MTRSC	1/4	17N	10E	2	SW		4/12/2013	2013-006732
717472	Eagle 342	4/4/2013	MCL	MTRSC	1/4	17N	10E	2	SE		4/12/2013	2013-006733
717473	Eagle 343	4/4/2013	MCL	MTRSC	1/4	17N	10E	1	SW		4/12/2013	2013-006734
717474	Eagle 344	4/4/2013	MCL	MTRSC	1/4	17N	10E	1	SE		4/12/2013	2013-006735
717475	Eagle 345	4/4/2013	MCL	MTRSC	1/4	17N	11E	6	SW		4/12/2013	2013-006736
717476	Eagle 346	4/4/2013	MCL	MTRSC	1/4	17N	11E	6	SE		4/12/2013	2013-006737
717477	Eagle 347	4/4/2013	MCL	MTRSC	1/4	17N	11E	5	SW		4/12/2013	2013-006738
717478	Eagle 348	4/4/2013	MCL	MTRSC	1/4	17N	11E	5	SE		4/12/2013	2013-006739
717479	Eagle 349	4/4/2013	LL	MTRSC	1/4	17N	10E	12	NW		4/12/2013	2013-006740
717480	Eagle 350	4/4/2013	LL	MTRSC	1/4	17N	10E	12	NE		4/12/2013	2013-006741
717481	Eagle 351	4/4/2013	LL	MTRSC	1/4	17N	11E	7	NW		4/12/2013	2013-006742
717482	Eagle 352	3/22/2013	LL	MTRSC	1/4	17N	11E	7	NE		4/12/2013	2013-006743
717483	Eagle 353	3/22/2013	LL	MTRSC	1/4	17N	11E	8	NW		4/12/2013	2013-006744
717484	Eagle 354	3/22/2013	LL	MTRSC	1/4	17N	11E	8	NE		4/12/2013	2013-006745
717485	Eagle 355	4/4/2013	LL	MTRSC	1/4	17N	10E	12	SW		4/12/2013	2013-006746
717486	Eagle 356	4/4/2013	LL	MTRSC	1/4	17N	10E	12	SE		4/12/2013	2013-006747
717487	Eagle 357	4/4/2013	LL	MTRSC	1/4	17N	11E	7	SW		4/12/2013	2013-006748
717488	Eagle 358	4/4/2013	LL	MTRSC	1/4	17N	11E	7	SE		4/12/2013	2013-006749
717489	Eagle 359	4/4/2013	LL	MTRSC	1/4	17N	11E	8	SW		4/12/2013	2013-006750
717490	Eagle 360	4/4/2013	LL	MTRSC	1/4	17N	11E	8	SE		4/12/2013	2013-006751
717491	Eagle 361	4/4/2013	LL	MTRSC	1/4	17N	10E	13	NW		4/12/2013	2013-006752
717492	Eagle 362	4/4/2013	LL	MTRSC	1/4	17N	10E	13	NE		4/12/2013	2013-006753
717493	Eagle 363	4/4/2013	LL	MTRSC	1/4	17N	11E	18	NW		4/12/2013	2013-006754

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
717494	Eagle 364	4/4/2013	LL	MTRSC	1/4	17N	11E	18	NE		4/12/2013	2013-006755
717495	Eagle 365	4/4/2013	LL	MTRSC	1/4	17N	11E	17	NW		4/12/2013	2013-006756
717496	Eagle 366	4/4/2013	LL	MTRSC	1/4	17N	11E	17	NE		4/12/2013	2013-006757
717497	Eagle 367	4/4/2013	LL	MTRSC	1/4	17N	10E	13	SW		4/12/2013	2013-006758
717498	Eagle 368	4/4/2013	LL	MTRSC	1/4	17N	10E	13	SE		4/12/2013	2013-006759
717499	Eagle 369	4/4/2013	LL	MTRSC	1/4	17N	11E	18	SW		4/12/2013	2013-006760
717500	Eagle 370	4/4/2013	LL	MTRSC	1/4	17N	11E	18	SE		4/12/2013	2013-006761
717501	Eagle 371	4/4/2013	LL	MTRSC	1/4	17N	11E	17	SW		4/12/2013	2013-006762
717502	Eagle 372	4/4/2013	LL	MTRSC	1/4	17N	11E	17	SE		4/12/2013	2013-006763
720353	Eagle 373	3/19/2015	LL	MTRSC	1/4	17N	10E	24	NW		3/20/2015	2015-004029
720354	Eagle 374	3/19/2015	LL	MTRSC	1/4	17N	10E	24	NE		3/20/2015	2015-004030
720355	Eagle 375	3/19/2015	LL	MTRSC	1/4	17N	11E	19	NW		3/20/2015	2015-004031
720356	Eagle 376	3/19/2015	LL	MTRSC	1/4	17N	11E	19	NE		3/20/2015	2015-004032
720357	Eagle 377	3/19/2015	LL	MTRSC	1/4	17N	11E	20	NW		3/20/2015	2015-004033
720358	Eagle 378	3/19/2015	LL	MTRSC	1/4	17N	11E	20	NE		3/20/2015	2015-004034
720359	Eagle 379	3/19/2015	MCL	MTRSC	1/4	17N	11E	21	NW		3/20/2015	2015-004035
720360	Eagle 380	3/19/2015	MCL	MTRSC	1/4	17N	11E	21	NE		3/20/2015	2015-004036
720361	Eagle 381	3/19/2015	MCL	MTRSC	1/4	17N	11E	22	NW		3/20/2015	2015-004037
720362	Eagle 382	3/19/2015	MCL	MTRSC	1/4	17N	11E	22	NE		3/20/2015	2015-004038
720363	Eagle 383	3/19/2015	LL	MTRSC	1/4	17N	11E	19	SW		3/20/2015	2015-004039
720364	Eagle 384	3/19/2015	LL	MTRSC	1/4	17N	11E	19	SE		3/20/2015	2015-004040
720365	Eagle 385	3/19/2015	LL	MTRSC	1/4	17N	11E	20	SW		3/20/2015	2015-004041
720366	Eagle 386	3/19/2015	LL	MTRSC	1/4	17N	11E	20	SE		3/20/2015	2015-004042
720367	Eagle 387	3/19/2015	MCL	MTRSC	1/4	17N	11E	21	SW		3/20/2015	2015-004043
720368	Eagle 388	3/19/2015	MCL	MTRSC	1/4	17N	11E	21	SE		3/20/2015	2015-004044
720369	Eagle 389	3/19/2015	MCL	MTRSC	1/4	17N	11E	22	SW		3/20/2015	2015-004045
720370	Eagle 390	3/19/2015	MCL	MTRSC	1/4	17N	11E	22	SE		3/20/2015	2015-004046
720371	Eagle 391	3/19/2015	MCL	MTRSC	1/4	17N	11E	30	NE		3/20/2015	2015-004047
720372	Eagle 392	3/19/2015	MCL	MTRSC	1/4	17N	11E	29	NW		3/20/2015	2015-004048
720373	Eagle 393	3/19/2015	MCL	MTRSC	1/4	17N	11E	29	NE		3/20/2015	2015-004049
720374	Eagle 394	3/19/2015	MCL	MTRSC	1/4	17N	11E	28	NW		3/20/2015	2015-004050
720375	Eagle 395	3/19/2015	MCL	MTRSC	1/4	17N	11E	28	NE		3/20/2015	2015-004051
720376	Eagle 396	3/19/2015	MCL	MTRSC	1/4	17N	11E	27	NW		3/20/2015	2015-004052
720377	Eagle 397	3/19/2015	MCL	MTRSC	1/4	17N	11E	27	NE		3/20/2015	2015-004053
720378	Eagle 398	3/19/2015	MCL	MTRSC	1/4	17N	11E	26	NW		3/20/2015	2015-004054
720379	Eagle 399	3/19/2015	MCL	MTRSC	1/4	17N	11E	26	NE		3/20/2015	2015-004055
720380	Eagle 400	3/19/2015	MCL	MTRSC	1/4	17N	11E	29	SW		3/20/2015	2015-004056
720381	Eagle 401	3/19/2015	MCL	MTRSC	1/4	17N	11E	29	SE		3/20/2015	2015-004057
720382	Eagle 402	3/19/2015	MCL	MTRSC	1/4	17N	11E	28	SW		3/20/2015	2015-004058
720383	Eagle 403	3/19/2015	MCL	MTRSC	1/4	17N	11E	28	SE		3/20/2015	2015-004059

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
720384	Eagle 404	3/19/2015	MCL	MTRSC	1/4	17N	11E	27	SW		3/20/2015	2015-004060
720385	Eagle 405	3/19/2015	MCL	MTRSC	1/4	17N	11E	27	SE		3/20/2015	2015-004061
720386	Eagle 406	3/19/2015	MCL	MTRSC	1/4	17N	11E	26	SW		3/20/2015	2015-004062
720387	Eagle 407	3/19/2015	MCL	MTRSC	1/4	17N	11E	26	SE		3/20/2015	2015-004063
720388	Eagle 408	3/19/2015	MCL	MTRSC	1/4	17N	11E	33	NW		3/20/2015	2015-004064
720389	Eagle 409	3/19/2015	MCL	MTRSC	1/4	17N	11E	33	NE		3/20/2015	2015-004065
720390	Eagle 410	3/19/2015	MCL	MTRSC	1/4	17N	11E	34	NW		3/20/2015	2015-004066
720391	Eagle 411	3/19/2015	MCL	MTRSC	1/4	17N	11E	34	NE		3/20/2015	2015-004067
720392	Eagle 412	3/19/2015	MCL	MTRSC	1/4	17N	11E	35	NW		3/20/2015	2015-004068
720393	Eagle 413	3/19/2015	MCL	MTRSC	1/4	17N	11E	35	NE		3/20/2015	2015-004069
720394	Eagle 414	3/19/2015	MCL	MTRSC	1/4	17N	11E	34	SW		3/20/2015	2015-004070
720395	Eagle 415	3/19/2015	MCL	MTRSC	1/4	17N	11E	34	SE		3/20/2015	2015-004071
720396	Eagle 416	3/19/2015	MCL	MTRSC	1/4	17N	11E	35	SW		3/20/2015	2015-004072
720397	Eagle 417	3/19/2015	MCL	MTRSC	1/4	17N	11E	35	SE		3/20/2015	2015-004073
720398	Eagle 418	3/19/2015	MCL	MTRSC	1/4	17N	10E	10	NW		3/20/2015	2015-004074
720399	Eagle 419	3/19/2015	MCL	MTRSC	1/4	17N	10E	10	NE		3/20/2015	2015-004075
720400	Eagle 420	3/19/2015	MCL	MTRSC	1/4	17N	10E	11	NW		3/20/2015	2015-004076
720401	Eagle 421	3/19/2015	MCL	MTRSC	1/4	17N	10E	11	NE		3/20/2015	2015-004077
720402	Eagle 422	3/19/2015	MCL	MTRSC	1/4	17N	10E	10	SW		3/20/2015	2015-004078
720403	Eagle 423	3/19/2015	MCL	MTRSC	1/4	17N	10E	10	SE		3/20/2015	2015-004079
720404	Eagle 424	3/19/2015	MCL	MTRSC	1/4	17N	10E	11	SW		3/20/2015	2015-004080
720405	Eagle 425	3/19/2015	MCL	MTRSC	1/4	17N	10E	11	SE		3/20/2015	2015-004081
720406	Eagle 426	3/19/2015	MCL	MTRSC	1/4	17N	10E	14	NW		3/20/2015	2015-004082
720407	Eagle 427	3/19/2015	MCL	MTRSC	1/4	17N	10E	14	NE		3/20/2015	2015-004083
720408	Eagle 428	3/19/2015	MCL	MTRSC	1/4	17N	10E	14	SE		3/20/2015	2015-004084
720409	Eagle 429	3/19/2015	MCL	MTRSC	1/4	18N	9E	24	NW		3/20/2015	2015-004085
720410	Eagle 430	3/19/2015	MCL	MTRSC	1/4	18N	9E	24	NE		3/20/2015	2015-004086
720411	Eagle 431	3/19/2015	MCL	MTRSC	1/4	18N	9E	24	SE		3/20/2015	2015-004087
722726	Noah 1	11/18/2016	MCL	MTRSC	1/4-1/4	16N	11E	21	SE	NW	12/14/2016	2016-019067
722727	Noah 2	11/18/2016	MCL	MTRSC	1/4-1/4	16N	11E	21	SE	NE	12/14/2016	2016-019068
722728	Noah 3	11/18/2016	MCL	MTRSC	1/4-1/4	16N	11E	22	SW	NW	12/14/2016	2016-019069
722729	Noah 4	11/30/2016	MCL	MTRSC	1/4-1/4	16N	11E	22	SW	NE	12/14/2016	2016-019070
722730	Noah 5	11/18/2016	MCL	MTRSC	1/4-1/4	16N	11E	22	SW	SE	12/14/2016	2016-019071
722731	Noah 6	11/19/2016	MCL	MTRSC	1/4	17N	10E	19	NW		12/14/2016	2016-019072
722732	Noah 7	11/19/2016	MCL	MTRSC	1/4	17N	10E	19	NE		12/14/2016	2016-019073
722733	Noah 8	11/19/2016	MCL	MTRSC	1/4	17N	10E	20	NW		12/14/2016	2016-019074
722734	Noah 9	11/19/2016	MCL	MTRSC	1/4	17N	10E	20	NE		12/14/2016	2016-019075
722735	Noah 10	11/19/2016	MCL	MTRSC	1/4	17N	10E	21	NW		12/14/2016	2016-019076
722736	Noah 11	11/19/2016	MCL	MTRSC	1/4	17N	10E	21	NE		12/14/2016	2016-019077
722737	Noah 12	11/30/2016	MCL	MTRSC	1/4	17N	10E	22	NW		12/14/2016	2016-019078

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
722738	Noah 13	11/30/2016	MCL	MTRSC	1/4	17N	10E	22	NE		12/14/2016	2016-019079
722739	Noah 14	11/30/2016	MCL	MTRSC	1/4	17N	10E	23	NW		12/14/2016	2016-019080
722740	Noah 15	11/17/2016	MCL	MTRSC	1/4	17N	10E	23	NE		12/14/2016	2016-019081
722741	Noah 16	11/19/2016	MCL	MTRSC	1/4	17N	10E	19	SW		12/14/2016	2016-019082
722742	Noah 17	11/19/2016	MCL	MTRSC	1/4	17N	10E	19	SE		12/14/2016	2016-019083
722743	Noah 18	11/19/2016	MCL	MTRSC	1/4	17N	10E	20	SW		12/14/2016	2016-019084
722744	Noah 19	11/19/2016	MCL	MTRSC	1/4	17N	10E	20	SE		12/14/2016	2016-019085
722745	Noah 20	11/19/2016	MCL	MTRSC	1/4	17N	10E	21	SW		12/14/2016	2016-019086
722746	Noah 21	11/19/2016	MCL	MTRSC	1/4	17N	10E	21	SE		12/14/2016	2016-019087
722747	Noah 22	11/30/2016	MCL	MTRSC	1/4	17N	10E	22	SW		12/14/2016	2016-019088
722748	Noah 23	11/30/2016	MCL	MTRSC	1/4	17N	10E	22	SE		12/14/2016	2016-019089
722749	Noah 24	11/30/2016	MCL	MTRSC	1/4	17N	10E	23	SW		12/14/2016	2016-019090
722750	Noah 25	11/17/2016	MCL	MTRSC	1/4	17N	10E	23	SE		12/14/2016	2016-019091
722751	Noah 26	11/17/2016	LL	MTRSC	1/4	17N	10E	24	SW		12/14/2016	2016-019092
722752	Noah 27	11/30/2016	LL	MTRSC	1/4	17N	10E	24	SE		12/14/2016	2016-019093
722753	Noah 28	11/19/2016	MCL	MTRSC	1/4	17N	10E	30	NW		12/14/2016	2016-019094
722754	Noah 29	11/19/2016	MCL	MTRSC	1/4	17N	10E	30	NE		12/14/2016	2016-019095
722755	Noah 30	11/19/2016	MCL	MTRSC	1/4	17N	10E	29	NW		12/14/2016	2016-019096
722756	Noah 31	11/19/2016	MCL	MTRSC	1/4	17N	10E	29	NE		12/14/2016	2016-019097
722757	Noah 32	11/19/2016	MCL	MTRSC	1/4	17N	10E	28	NW		12/14/2016	2016-019098
722758	Noah 33	11/19/2016	MCL	MTRSC	1/4	17N	10E	28	NE		12/14/2016	2016-019099
722759	Noah 34	11/30/2016	MCL	MTRSC	1/4	17N	10E	27	NW		12/14/2016	2016-019100
722760	Noah 35	11/30/2016	MCL	MTRSC	1/4	17N	10E	27	NE		12/14/2016	2016-019101
722761	Noah 36	11/30/2016	MCL	MTRSC	1/4	17N	10E	26	NW		12/14/2016	2016-019102
722762	Noah 37	11/17/2016	MCL	MTRSC	1/4	17N	10E	26	NE		12/14/2016	2016-019103
722763	Noah 38	11/17/2016	MCL	MTRSC	1/4	17N	10E	25	NW		12/14/2016	2016-019104
722764	Noah 39	11/17/2016	MCL	MTRSC	1/4	17N	10E	25	NE		12/14/2016	2016-019105
722765	Noah 40	11/17/2016	MCL	MTRSC	1/4	17N	11E	30	NW		12/14/2016	2016-019106
722766	Noah 41	11/19/2016	MCL	MTRSC	1/4	17N	10E	30	SW		12/14/2016	2016-019107
722767	Noah 42	11/19/2016	MCL	MTRSC	1/4	17N	10E	30	SE		12/14/2016	2016-019108
722768	Noah 43	11/19/2016	MCL	MTRSC	1/4	17N	10E	29	SW		12/14/2016	2016-019109
722769	Noah 44	11/19/2016	MCL	MTRSC	1/4	17N	10E	29	SE		12/14/2016	2016-019110
722770	Noah 45	11/19/2016	MCL	MTRSC	1/4	17N	10E	28	SW		12/14/2016	2016-019111
722771	Noah 46	11/19/2016	MCL	MTRSC	1/4	17N	10E	28	SE		12/14/2016	2016-019112
722772	Noah 47	11/30/2016	MCL	MTRSC	1/4	17N	10E	27	SW		12/14/2016	2016-019113
722773	Noah 48	11/30/2016	MCL	MTRSC	1/4	17N	10E	27	SE		12/14/2016	2016-019114
722774	Noah 49	11/30/2016	MCL	MTRSC	1/4	17N	10E	26	SW		12/14/2016	2016-019115
722775	Noah 50	11/17/2016	MCL	MTRSC	1/4	17N	10E	26	SE		12/14/2016	2016-019116
722776	Noah 51	11/17/2016	MCL	MTRSC	1/4	17N	10E	25	SW		12/14/2016	2016-019117
722777	Noah 52	11/17/2016	MCL	MTRSC	1/4	17N	10E	25	SE		12/14/2016	2016-019118

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
722818	Noah 93	11/30/2016	MCL	MTRSC	1/4	16N	11E	6	NW		12/14/2016	2016-019159
722819	Noah 94	11/30/2016	MCL	MTRSC	1/4	16N	11E	6	NE		12/14/2016	2016-019160
722820	Noah 95	11/30/2016	MCL	MTRSC	1/4	16N	11E	5	NW		12/14/2016	2016-019161
722821	Noah 96	11/17/2016	MCL	MTRSC	1/4	16N	11E	5	NE		12/14/2016	2016-019162
722822	Noah 97	11/17/2016	MCL	MTRSC	1/4	16N	11E	4	NW		12/14/2016	2016-019163
722823	Noah 98	11/17/2016	MCL	MTRSC	1/4	16N	11E	4	NE		12/14/2016	2016-019164
722824	Noah 99	11/17/2016	MCL	MTRSC	1/4	16N	11E	3	NW		12/14/2016	2016-019165
722825	Noah 100	11/17/2016	MCL	MTRSC	1/4	16N	11E	3	NE		12/14/2016	2016-019166
722826	Noah 101	11/17/2016	MCL	MTRSC	1/4	16N	11E	2	NW		12/14/2016	2016-019167
722827	Noah 102	11/17/2016	MCL	MTRSC	1/4	16N	11E	2	NE		12/14/2016	2016-019168
722828	Noah 103	11/17/2016	MCL	MTRSC	1/4	16N	11E	1	NW		12/14/2016	2016-019169
722829	Noah 104	11/17/2016	MCL	MTRSC	1/4	16N	11E	1	NE		12/14/2016	2016-019170
722830	Noah 105	11/17/2016	MCL	MTRSC	1/4	16N	12E	6	NW		12/14/2016	2016-019171
722831	Noah 106	11/17/2016	MCL	MTRSC	1/4	16N	12E	6	NE		12/14/2016	2016-019172	7/8/2020	2020-009882-0
722832	Noah 107	11/30/2016	MCL	MTRSC	1/4	16N	10E	2	SW		12/14/2016	2016-019173
722833	Noah 108	11/30/2016	MCL	MTRSC	1/4	16N	10E	2	SE		12/14/2016	2016-019174
722834	Noah 109	11/30/2016	MCL	MTRSC	1/4	16N	10E	1	SW		12/14/2016	2016-019175
722835	Noah 110	11/30/2016	MCL	MTRSC	1/4	16N	10E	1	SE		12/14/2016	2016-019176
722836	Noah 111	11/30/2016	MCL	MTRSC	1/4	16N	11E	6	SW		12/14/2016	2016-019177
722837	Noah 112	11/17/2016	MCL	MTRSC	1/4	16N	11E	6	SE		12/14/2016	2016-019178
722838	Noah 113	11/17/2016	MCL	MTRSC	1/4	16N	11E	5	SW		12/14/2016	2016-019179
722839	Noah 114	11/17/2016	MCL	MTRSC	1/4	16N	11E	5	SE		12/14/2016	2016-019180
722840	Noah 115	11/17/2016	MCL	MTRSC	1/4	16N	11E	4	SW		12/14/2016	2016-019181
722841	Noah 116	11/17/2016	MCL	MTRSC	1/4	16N	11E	4	SE		12/14/2016	2016-019182
722842	Noah 117	11/17/2016	MCL	MTRSC	1/4	16N	11E	3	SW		12/14/2016	2016-019183
722843	Noah 118	11/17/2016	MCL	MTRSC	1/4	16N	11E	3	SE		12/14/2016	2016-019184
722844	Noah 119	11/17/2016	MCL	MTRSC	1/4	16N	11E	2	SW		12/14/2016	2016-019185
722845	Noah 120	11/17/2016	MCL	MTRSC	1/4	16N	11E	2	SE		12/14/2016	2016-019186
722846	Noah 121	11/17/2016	MCL	MTRSC	1/4	16N	11E	1	SW		12/14/2016	2016-019187
722847	Noah 122	11/17/2016	MCL	MTRSC	1/4	16N	11E	1	SE		12/14/2016	2016-019188
722848	Noah 123	11/17/2016	MCL	MTRSC	1/4	16N	12E	6	SW		12/14/2016	2016-019189
722849	Noah 124	11/17/2016	MCL	MTRSC	1/4	16N	12E	6	SE		12/14/2016	2016-019190
722850	Noah 125	11/30/2016	MCL	MTRSC	1/4	16N	10E	11	NW		12/14/2016	2016-019191
722851	Noah 126	11/30/2016	MCL	MTRSC	1/4	16N	10E	11	NE		12/14/2016	2016-019192
722852	Noah 127	11/30/2016	MCL	MTRSC	1/4	16N	10E	12	NW		12/14/2016	2016-019193
722853	Noah 128	11/30/2016	MCL	MTRSC	1/4	16N	10E	12	NE		12/14/2016	2016-019194
722854	Noah 129	11/19/2016	MCL	MTRSC	1/4	16N	11E	7	NW		12/14/2016	2016-019195
722855	Noah 130	11/19/2016	MCL	MTRSC	1/4	16N	11E	7	NE		12/14/2016	2016-019196
722856	Noah 131	11/19/2016	MCL	MTRSC	1/4	16N	11E	8	NW		12/14/2016	2016-019197
722857	Noah 132	11/19/2016	MCL	MTRSC	1/4	16N	11E	8	NE		12/14/2016	2016-019198

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
722858	Noah 133	11/19/2016	MCL	MTRSC	1/4	16N	11E	9	NW		12/14/2016	2016-019199
722859	Noah 134	11/19/2016	MCL	MTRSC	1/4	16N	11E	9	NE		12/14/2016	2016-019200
722860	Noah 135	11/18/2016	MCL	MTRSC	1/4	16N	11E	10	NW		12/14/2016	2016-019201
722861	Noah 136	11/19/2016	MCL	MTRSC	1/4	16N	11E	10	NE		12/14/2016	2016-019202
722862	Noah 137	11/18/2016	MCL	MTRSC	1/4	16N	11E	11	NW		12/14/2016	2016-019203
722863	Noah 138	11/18/2016	MCL	MTRSC	1/4	16N	11E	11	NE		12/14/2016	2016-019204
722864	Noah 139	11/18/2016	MCL	MTRSC	1/4	16N	11E	12	NW		12/14/2016	2016-019205
722865	Noah 140	11/18/2016	MCL	MTRSC	1/4	16N	11E	12	NE		12/14/2016	2016-019206
722866	Noah 141	11/18/2016	MCL	MTRSC	1/4	16N	12E	7	NW		12/14/2016	2016-019207
722867	Noah 142	11/18/2016	MCL	MTRSC	1/4	16N	12E	7	NE		12/14/2016	2016-019208
722868	Noah 143	11/18/2016	MCL	MTRSC	1/4	16N	12E	8	NW		12/14/2016	2016-019209
722869	Noah 144	11/18/2016	MCL	MTRSC	1/4	16N	12E	8	NE		12/14/2016	2016-019210
722870	Noah 145	11/30/2016	MCL	MTRSC	1/4	16N	10E	11	SW		12/14/2016	2016-019211
722871	Noah 146	11/30/2016	MCL	MTRSC	1/4	16N	10E	11	SE		12/14/2016	2016-019212
722872	Noah 147	11/30/2016	MCL	MTRSC	1/4	16N	10E	12	SW		12/14/2016	2016-019213
722873	Noah 148	11/30/2016	MCL	MTRSC	1/4	16N	10E	12	SE		12/14/2016	2016-019214
722874	Noah 149	11/30/2016	MCL	MTRSC	1/4	16N	11E	7	SW		12/14/2016	2016-019215
722875	Noah 150	11/19/2016	MCL	MTRSC	1/4	16N	11E	7	SE		12/14/2016	2016-019216
722876	Noah 151	11/19/2016	MCL	MTRSC	1/4	16N	11E	8	SW		12/14/2016	2016-019217
722877	Noah 152	11/19/2016	MCL	MTRSC	1/4	16N	11E	8	SE		12/14/2016	2016-019218
722878	Noah 153	11/19/2016	MCL	MTRSC	1/4	16N	11E	9	SW		12/14/2016	2016-019219
722879	Noah 154	11/19/2016	MCL	MTRSC	1/4	16N	11E	9	SE		12/14/2016	2016-019220
722880	Noah 155	11/19/2016	MCL	MTRSC	1/4	16N	11E	10	SW		12/14/2016	2016-019221
722881	Noah 156	11/18/2016	MCL	MTRSC	1/4	16N	11E	10	SE		12/14/2016	2016-019222
722882	Noah 157	11/18/2016	MCL	MTRSC	1/4	16N	11E	11	SW		12/14/2016	2016-019223
722883	Noah 158	11/18/2016	MCL	MTRSC	1/4	16N	11E	11	SE		12/14/2016	2016-019224
722884	Noah 159	11/18/2016	MCL	MTRSC	1/4	16N	11E	12	SW		12/14/2016	2016-019225
722885	Noah 160	11/18/2016	MCL	MTRSC	1/4	16N	11E	12	SE		12/14/2016	2016-019226
722886	Noah 161	11/18/2016	MCL	MTRSC	1/4	16N	12E	7	SW		12/14/2016	2016-019227
722887	Noah 162	11/18/2016	MCL	MTRSC	1/4	16N	12E	7	SE		12/14/2016	2016-019228
722888	Noah 163	11/18/2016	MCL	MTRSC	1/4	16N	12E	8	SW		12/14/2016	2016-019229
722889	Noah 164	11/18/2016	MCL	MTRSC	1/4	16N	12E	8	SE		12/14/2016	2016-019230
722890	Noah 165	11/30/2016	MCL	MTRSC	1/4	16N	10E	13	NW		12/14/2016	2016-019231
722891	Noah 166	11/30/2016	MCL	MTRSC	1/4	16N	10E	13	NE		12/14/2016	2016-019232
722892	Noah 167	11/30/2016	MCL	MTRSC	1/4	16N	11E	18	NW		12/14/2016	2016-019233
722893	Noah 168	11/30/2016	MCL	MTRSC	1/4	16N	11E	18	NE		12/14/2016	2016-019234
722894	Noah 169	11/30/2016	MCL	MTRSC	1/4	16N	11E	17	NW		12/14/2016	2016-019235
722895	Noah 170	11/30/2016	MCL	MTRSC	1/4	16N	11E	17	NE		12/14/2016	2016-019236
722896	Noah 171	11/30/2016	MCL	MTRSC	1/4	16N	11E	16	NW		12/14/2016	2016-019237
722897	Noah 172	11/19/2016	MCL	MTRSC	1/4	16N	11E	16	NE		12/14/2016	2016-019238

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
722898	Noah 173	11/19/2016	MCL	MTRSC	1/4	16N	11E	15	NW		12/14/2016	2016-019239
722899	Noah 174	11/18/2016	MCL	MTRSC	1/4	16N	11E	15	NE		12/14/2016	2016-019240
722900	Noah 175	11/19/2016	MCL	MTRSC	1/4	16N	11E	14	NW		12/14/2016	2016-019241
722901	Noah 176	11/18/2016	MCL	MTRSC	1/4	16N	11E	14	NE		12/14/2016	2016-019242
722902	Noah 177	11/18/2016	MCL	MTRSC	1/4	16N	11E	13	NW		12/14/2016	2016-019243
722903	Noah 178	11/18/2016	MCL	MTRSC	1/4	16N	11E	13	NE		12/14/2016	2016-019244
722904	Noah 179	11/18/2016	MCL	MTRSC	1/4	16N	12E	18	NW		12/14/2016	2016-019245
722905	Noah 180	11/30/2016	MCL	MTRSC	1/4	16N	10E	13	SW		12/14/2016	2016-019246
722906	Noah 181	11/30/2016	MCL	MTRSC	1/4	16N	10E	13	SE		12/14/2016	2016-019247
722907	Noah 182	11/19/2016	MCL	MTRSC	1/4	16N	11E	18	SW		12/14/2016	2016-019248
722908	Noah 183	11/19/2016	MCL	MTRSC	1/4	16N	11E	18	SE		12/14/2016	2016-019249
722909	Noah 184	11/19/2016	MCL	MTRSC	1/4	16N	11E	17	SW		12/14/2016	2016-019250
722910	Noah 185	11/19/2016	MCL	MTRSC	1/4	16N	11E	17	SE		12/14/2016	2016-019251
722911	Noah 186	11/19/2016	MCL	MTRSC	1/4	16N	11E	16	SW		12/14/2016	2016-019252
722912	Noah 187	11/19/2016	MCL	MTRSC	1/4	16N	11E	16	SE		12/14/2016	2016-019253
722913	Noah 188	11/19/2016	MCL	MTRSC	1/4	16N	11E	15	SW		12/14/2016	2016-019254
722914	Noah 189	11/18/2016	MCL	MTRSC	1/4	16N	11E	15	SE		12/14/2016	2016-019255
722915	Noah 190	11/18/2016	MCL	MTRSC	1/4	16N	11E	14	SW		12/14/2016	2016-019256
722916	Noah 191	11/18/2016	MCL	MTRSC	1/4	16N	11E	14	SE		12/14/2016	2016-019257
722917	Noah 192	11/18/2016	MCL	MTRSC	1/4	16N	11E	13	SW		12/14/2016	2016-019258
722918	Noah 193	11/18/2016	MCL	MTRSC	1/4	16N	11E	13	SE		12/14/2016	2016-019259
722919	Noah 194	11/30/2016	MCL	MTRSC	1/4	16N	10E	24	NW		12/14/2016	2016-019260
722920	Noah 195	11/30/2016	MCL	MTRSC	1/4	16N	10E	24	NE		12/14/2016	2016-019261
722921	Noah 196	11/19/2016	MCL	MTRSC	1/4	16N	11E	19	NW		12/14/2016	2016-019262
722922	Noah 197	11/19/2016	MCL	MTRSC	1/4	16N	11E	19	NE		12/14/2016	2016-019263
722923	Noah 198	11/19/2016	MCL	MTRSC	1/4	16N	11E	20	NW		12/14/2016	2016-019264
722924	Noah 199	11/18/2016	MCL	MTRSC	1/4	16N	11E	20	NE		12/14/2016	2016-019265
722925	Noah 200	11/18/2016	MCL	MTRSC	1/4	16N	11E	21	NW		12/14/2016	2016-019266
722926	Noah 201	11/18/2016	MCL	MTRSC	1/4	16N	11E	21	NE		12/14/2016	2016-019267
722927	Noah 202	11/18/2016	MCL	MTRSC	1/4	16N	11E	22	NW		12/14/2016	2016-019268
722928	Noah 203	11/18/2016	MCL	MTRSC	1/4	16N	11E	22	NE		12/14/2016	2016-019269
722929	Noah 204	11/18/2016	MCL	MTRSC	1/4	16N	11E	23	NW		12/14/2016	2016-019270
722930	Noah 205	11/18/2016	MCL	MTRSC	1/4	16N	11E	23	NE		12/14/2016	2016-019271
722931	Noah 206	11/18/2016	MCL	MTRSC	1/4	16N	11E	24	NW		12/14/2016	2016-019272
722932	Noah 207	11/18/2016	MCL	MTRSC	1/4	16N	11E	24	NE		12/14/2016	2016-019273
722933	Noah 208	11/30/2016	MCL	MTRSC	1/4	16N	10E	24	SW		12/14/2016	2016-019274
722934	Noah 209	11/30/2016	MCL	MTRSC	1/4	16N	10E	24	SE		12/14/2016	2016-019275
722935	Noah 210	11/30/2016	MCL	MTRSC	1/4	16N	11E	19	SW		12/14/2016	2016-019276
722936	Noah 211	11/30/2016	MCL	MTRSC	1/4	16N	11E	19	SE		12/14/2016	2016-019277
722937	Noah 212	11/19/2016	MCL	MTRSC	1/4	16N	11E	20	SW		12/14/2016	2016-019278

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
722938	Noah 213	11/18/2016	MCL	MTRSC	1/4	16N	11E	20	SE		12/14/2016	2016-019279
722939	Noah 214	11/18/2016	MCL	MTRSC	1/4	16N	11E	21	SW		12/14/2016	2016-019280
722940	Noah 215	11/18/2016	MCL	MTRSC	1/4	16N	11E	22	SE		12/14/2016	2016-019281
722941	Noah 216	11/18/2016	MCL	MTRSC	1/4	16N	11E	23	SW		12/14/2016	2016-019282
722942	Noah 217	11/18/2016	MCL	MTRSC	1/4	16N	11E	23	SE		12/14/2016	2016-019283
722943	Noah 218	11/18/2016	MCL	MTRSC	1/4	16N	11E	24	SW		12/14/2016	2016-019284
722944	Noah 219	11/18/2016	MCL	MTRSC	1/4	16N	11E	24	SE		12/14/2016	2016-019285
723122	Noah 220	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	28	NE	NW	2/7/2017	2017-001897
723123	Noah 221	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	28	NE	SW	2/7/2017	2017-001898
723124	Noah 222	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	28	NE	SE	2/7/2017	2017-001899
723125	Noah 223	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	27	NW	SW	2/7/2017	2017-001900
723126	Noah 224	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	27	NW	SE	2/7/2017	2017-001901
723127	Noah 225	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	27	NE	SW	2/7/2017	2017-001902
723128	Noah 226	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	27	NE	SE	2/7/2017	2017-001903
723129	Noah 227	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	26	NW	SW	2/7/2017	2017-001904
723130	Noah 228	2/2/2017	MCL	MTRSC	1/4-1/4	16N	11E	26	NW	SE	2/7/2017	2017-001905
723131	Noah 229	2/2/2017	MCL	MTRSC	1/4	16N	10E	6	NW		2/7/2017	2017-001906
723132	Noah 230	2/2/2017	MCL	MTRSC	1/4	16N	10E	6	NE		2/7/2017	2017-001907
723133	Noah 231	2/2/2017	MCL	MTRSC	1/4	16N	10E	5	NW		2/7/2017	2017-001908
723134	Noah 232	2/2/2017	MCL	MTRSC	1/4	16N	10E	5	NE		2/7/2017	2017-001909
723135	Noah 233	2/2/2017	MCL	MTRSC	1/4	16N	10E	4	NW		2/7/2017	2017-001910
723136	Noah 234	2/2/2017	MCL	MTRSC	1/4	16N	10E	4	NE		2/7/2017	2017-001911
723137	Noah 235	2/2/2017	MCL	MTRSC	1/4	16N	10E	3	NW		2/7/2017	2017-001912
723138	Noah 236	2/2/2017	MCL	MTRSC	1/4	16N	10E	3	NE		2/7/2017	2017-001913
723139	Noah 237	2/2/2017	MCL	MTRSC	1/4	16N	10E	6	SW		2/7/2017	2017-001914
723140	Noah 238	2/2/2017	MCL	MTRSC	1/4	16N	10E	6	SE		2/7/2017	2017-001915
723141	Noah 239	2/2/2017	MCL	MTRSC	1/4	16N	10E	5	SW		2/7/2017	2017-001916
723142	Noah 240	2/2/2017	MCL	MTRSC	1/4	16N	10E	5	SE		2/7/2017	2017-001917
723143	Noah 241	2/2/2017	MCL	MTRSC	1/4	16N	10E	4	SW		2/7/2017	2017-001918
723144	Noah 242	2/2/2017	MCL	MTRSC	1/4	16N	10E	4	SE		2/7/2017	2017-001919
723145	Noah 243	2/2/2017	MCL	MTRSC	1/4	16N	10E	3	SW		2/7/2017	2017-001920
723146	Noah 244	2/2/2017	MCL	MTRSC	1/4	16N	10E	3	SE		2/7/2017	2017-001921
723147	Noah 245	2/2/2017	MCL	MTRSC	1/4	16N	10E	7	NW		2/7/2017	2017-001922
723148	Noah 246	2/2/2017	MCL	MTRSC	1/4	16N	10E	7	NE		2/7/2017	2017-001923
723149	Noah 247	2/2/2017	MCL	MTRSC	1/4	16N	10E	8	NW		2/7/2017	2017-001924
723150	Noah 248	2/2/2017	MCL	MTRSC	1/4	16N	10E	8	NE		2/7/2017	2017-001925
723151	Noah 249	2/2/2017	MCL	MTRSC	1/4	16N	10E	9	NW		2/7/2017	2017-001926
723152	Noah 250	2/2/2017	MCL	MTRSC	1/4	16N	10E	9	NE		2/7/2017	2017-001927
723153	Noah 251	2/2/2017	MCL	MTRSC	1/4	16N	10E	10	NW		2/7/2017	2017-001928
723154	Noah 252	2/2/2017	MCL	MTRSC	1/4	16N	10E	10	NE		2/7/2017	2017-001929

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
723155	Noah 253	2/2/2017	MCL	MTRSC	1/4	16N	10E	7	SW		2/7/2017	2017-001930
723156	Noah 254	2/2/2017	MCL	MTRSC	1/4	16N	10E	7	SE		2/7/2017	2017-001931
723157	Noah 255	2/2/2017	MCL	MTRSC	1/4	16N	10E	8	SW		2/7/2017	2017-001932
723158	Noah 256	2/2/2017	MCL	MTRSC	1/4	16N	10E	8	SE		2/7/2017	2017-001933
723159	Noah 257	2/2/2017	MCL	MTRSC	1/4	16N	10E	9	SW		2/7/2017	2017-001934
723160	Noah 258	2/2/2017	MCL	MTRSC	1/4	16N	10E	9	SE		2/7/2017	2017-001935
723161	Noah 259	2/2/2017	MCL	MTRSC	1/4	16N	10E	10	SW		2/7/2017	2017-001936
723162	Noah 260	2/2/2017	MCL	MTRSC	1/4	16N	10E	10	SE		2/7/2017	2017-001937
723163	Noah 261	2/2/2017	MCL	MTRSC	1/4	16N	9E	14	NW		2/7/2017	2017-001938
723164	Noah 262	2/2/2017	MCL	MTRSC	1/4	16N	9E	14	NE		2/7/2017	2017-001939
723165	Noah 263	2/2/2017	MCL	MTRSC	1/4	16N	9E	13	NW		2/7/2017	2017-001940
723166	Noah 264	2/2/2017	MCL	MTRSC	1/4	16N	9E	13	NE		2/7/2017	2017-001941
723167	Noah 265	2/2/2017	MCL	MTRSC	1/4	16N	10E	18	NW		2/7/2017	2017-001942
723168	Noah 266	2/2/2017	MCL	MTRSC	1/4	16N	10E	18	NE		2/7/2017	2017-001943
723169	Noah 267	2/2/2017	MCL	MTRSC	1/4	16N	10E	17	NW		2/7/2017	2017-001944
723170	Noah 268	2/2/2017	MCL	MTRSC	1/4	16N	10E	17	NE		2/7/2017	2017-001945
723171	Noah 269	2/2/2017	MCL	MTRSC	1/4	16N	10E	16	NW		2/7/2017	2017-001946
723172	Noah 270	2/2/2017	MCL	MTRSC	1/4	16N	10E	16	NE		2/7/2017	2017-001947
723173	Noah 271	2/2/2017	MCL	MTRSC	1/4	16N	10E	15	NW		2/7/2017	2017-001948
723174	Noah 272	2/2/2017	MCL	MTRSC	1/4	16N	10E	15	NE		2/7/2017	2017-001949
723175	Noah 273	2/2/2017	MCL	MTRSC	1/4	16N	10E	14	NW		2/7/2017	2017-001950
723176	Noah 274	2/2/2017	MCL	MTRSC	1/4	16N	10E	14	NE		2/7/2017	2017-001951
723177	Noah 275	2/2/2017	MCL	MTRSC	1/4	16N	9E	14	SW		2/7/2017	2017-001952
723178	Noah 276	2/2/2017	MCL	MTRSC	1/4	16N	9E	14	SE		2/7/2017	2017-001953
723179	Noah 277	2/2/2017	MCL	MTRSC	1/4	16N	9E	13	SW		2/7/2017	2017-001954
723180	Noah 278	2/2/2017	MCL	MTRSC	1/4	16N	9E	13	SE		2/7/2017	2017-001955
723181	Noah 279	2/2/2017	MCL	MTRSC	1/4	16N	10E	18	SW		2/7/2017	2017-001956
723182	Noah 280	2/2/2017	MCL	MTRSC	1/4	16N	10E	18	SE		2/7/2017	2017-001957
723183	Noah 281	2/2/2017	MCL	MTRSC	1/4	16N	10E	17	SW		2/7/2017	2017-001958
723184	Noah 282	2/2/2017	MCL	MTRSC	1/4	16N	10E	17	SE		2/7/2017	2017-001959
723185	Noah 283	2/2/2017	MCL	MTRSC	1/4	16N	10E	16	SW		2/7/2017	2017-001960
723186	Noah 284	2/2/2017	MCL	MTRSC	1/4	16N	10E	16	SE		2/7/2017	2017-001961
723187	Noah 285	2/2/2017	MCL	MTRSC	1/4	16N	10E	15	SW		2/7/2017	2017-001962
723188	Noah 286	2/2/2017	MCL	MTRSC	1/4	16N	10E	15	SE		2/7/2017	2017-001963
723189	Noah 287	2/2/2017	MCL	MTRSC	1/4	16N	10E	14	SW		2/7/2017	2017-001964
723190	Noah 288	2/2/2017	MCL	MTRSC	1/4	16N	10E	14	SE		2/7/2017	2017-001965
723191	Noah 289	2/2/2017	MCL	MTRSC	1/4	16N	9E	23	NW		2/7/2017	2017-001966
723192	Noah 290	2/2/2017	MCL	MTRSC	1/4	16N	9E	23	NE		2/7/2017	2017-001967
723193	Noah 291	2/2/2017	MCL	MTRSC	1/4	16N	9E	24	NW		2/7/2017	2017-001968
723194	Noah 292	2/2/2017	MCL	MTRSC	1/4	16N	9E	24	NE		2/7/2017	2017-001969

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
723195	Noah 293	2/2/2017	MCL	MTRSC	1/4	16N	10E	19	NW		2/7/2017	2017-001970
723196	Noah 294	2/2/2017	MCL	MTRSC	1/4	16N	10E	19	NE		2/7/2017	2017-001971
723197	Noah 295	2/2/2017	MCL	MTRSC	1/4	16N	10E	20	NW		2/7/2017	2017-001972
723198	Noah 296	2/2/2017	MCL	MTRSC	1/4	16N	10E	20	NE		2/7/2017	2017-001973
723199	Noah 297	2/2/2017	MCL	MTRSC	1/4	16N	10E	21	NW		2/7/2017	2017-001974
723200	Noah 298	2/2/2017	MCL	MTRSC	1/4	16N	10E	21	NE		2/7/2017	2017-001975
723201	Noah 299	2/2/2017	MCL	MTRSC	1/4	16N	10E	22	NW		2/7/2017	2017-001976
723202	Noah 300	2/2/2017	MCL	MTRSC	1/4	16N	10E	22	NE		2/7/2017	2017-001977
723203	Noah 301	2/2/2017	MCL	MTRSC	1/4	16N	10E	23	NW		2/7/2017	2017-001978
723204	Noah 302	2/2/2017	MCL	MTRSC	1/4	16N	10E	23	NE		2/7/2017	2017-001979
723205	Noah 303	2/2/2017	MCL	MTRSC	1/4	16N	9E	23	SW		2/7/2017	2017-001980
723206	Noah 304	2/2/2017	MCL	MTRSC	1/4	16N	9E	23	SE		2/7/2017	2017-001981
723207	Noah 305	2/2/2017	MCL	MTRSC	1/4	16N	9E	24	SW		2/7/2017	2017-001982
723208	Noah 306	2/2/2017	MCL	MTRSC	1/4	16N	9E	24	SE		2/7/2017	2017-001983
723209	Noah 307	2/2/2017	MCL	MTRSC	1/4	16N	10E	19	SW		2/7/2017	2017-001984
723210	Noah 308	2/2/2017	MCL	MTRSC	1/4	16N	10E	19	SE		2/7/2017	2017-001985
723211	Noah 309	2/2/2017	MCL	MTRSC	1/4	16N	10E	20	SW		2/7/2017	2017-001986
723212	Noah 310	2/2/2017	MCL	MTRSC	1/4	16N	10E	20	SE		2/7/2017	2017-001987
723213	Noah 311	2/2/2017	MCL	MTRSC	1/4	16N	10E	21	SW		2/7/2017	2017-001988
723214	Noah 312	2/2/2017	MCL	MTRSC	1/4	16N	10E	21	SE		2/7/2017	2017-001989
723215	Noah 313	2/2/2017	MCL	MTRSC	1/4	16N	10E	22	SW		2/7/2017	2017-001990
723216	Noah 314	2/2/2017	MCL	MTRSC	1/4	16N	10E	22	SE		2/7/2017	2017-001991
723217	Noah 315	2/2/2017	MCL	MTRSC	1/4	16N	10E	23	SW		2/7/2017	2017-001992
723218	Noah 316	2/2/2017	MCL	MTRSC	1/4	16N	10E	23	SE		2/7/2017	2017-001993
723219	Noah 317	2/2/2017	MCL	MTRSC	1/4	16N	9E	26	NE		2/7/2017	2017-001994
723220	Noah 318	2/2/2017	MCL	MTRSC	1/4	16N	9E	25	NW		2/7/2017	2017-001995
723221	Noah 319	2/2/2017	MCL	MTRSC	1/4	16N	9E	25	NE		2/7/2017	2017-001996
723222	Noah 320	2/2/2017	MCL	MTRSC	1/4	16N	10E	30	NW		2/7/2017	2017-001997
723223	Noah 321	2/2/2017	MCL	MTRSC	1/4	16N	10E	30	NE		2/7/2017	2017-001998
723224	Noah 322	2/2/2017	MCL	MTRSC	1/4	16N	10E	29	NW		2/7/2017	2017-001999
723225	Noah 323	2/2/2017	MCL	MTRSC	1/4	16N	10E	29	NE		2/7/2017	2017-002000
723226	Noah 324	2/2/2017	MCL	MTRSC	1/4	16N	10E	28	NW		2/7/2017	2017-002001
723227	Noah 325	2/2/2017	MCL	MTRSC	1/4	16N	10E	28	NE		2/7/2017	2017-002002
723228	Noah 326	2/2/2017	MCL	MTRSC	1/4	16N	10E	27	NW		2/7/2017	2017-002003
723229	Noah 327	2/2/2017	MCL	MTRSC	1/4	16N	10E	27	NE		2/7/2017	2017-002004
723230	Noah 328	2/2/2017	MCL	MTRSC	1/4	16N	10E	26	NW		2/7/2017	2017-002005
723231	Noah 329	2/2/2017	MCL	MTRSC	1/4	16N	10E	26	NE		2/7/2017	2017-002006
723232	Noah 330	2/2/2017	MCL	MTRSC	1/4	16N	10E	25	NW		2/7/2017	2017-002007
723233	Noah 331	2/2/2017	MCL	MTRSC	1/4	16N	10E	25	NE		2/7/2017	2017-002008
723234	Noah 332	2/2/2017	MCL	MTRSC	1/4	16N	11E	30	NW		2/7/2017	2017-002009

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
723235	Noah 333	2/2/2017	MCL	MTRSC	1/4	16N	11E	30	NE		2/7/2017	2017-002010
723236	Noah 334	2/2/2017	MCL	MTRSC	1/4	16N	11E	29	NW		2/7/2017	2017-002011
723237	Noah 335	2/2/2017	MCL	MTRSC	1/4	16N	11E	29	NE		2/7/2017	2017-002012
723238	Noah 336	2/2/2017	MCL	MTRSC	1/4	16N	11E	28	NW		2/7/2017	2017-002013
723239	Noah 337	2/2/2017	MCL	MTRSC	1/4	16N	9E	25	SW		2/7/2017	2017-002014
723240	Noah 338	2/2/2017	MCL	MTRSC	1/4	16N	9E	25	SE		2/7/2017	2017-002015
723241	Noah 339	2/2/2017	MCL	MTRSC	1/4	16N	10E	30	SW		2/7/2017	2017-002016
723242	Noah 340	2/2/2017	MCL	MTRSC	1/4	16N	10E	30	SE		2/7/2017	2017-002017
723243	Noah 341	2/2/2017	MCL	MTRSC	1/4	16N	10E	29	SW		2/7/2017	2017-002018
723244	Noah 342	2/2/2017	MCL	MTRSC	1/4	16N	10E	29	SE		2/7/2017	2017-002019
723245	Noah 343	2/2/2017	MCL	MTRSC	1/4	16N	10E	28	SW		2/7/2017	2017-002020
723246	Noah 344	2/2/2017	MCL	MTRSC	1/4	16N	10E	28	SE		2/7/2017	2017-002021
723247	Noah 345	2/2/2017	MCL	MTRSC	1/4	16N	10E	27	SW		2/7/2017	2017-002022
723248	Noah 346	2/2/2017	MCL	MTRSC	1/4	16N	10E	27	SE		2/7/2017	2017-002023
723249	Noah 347	2/2/2017	MCL	MTRSC	1/4	16N	10E	26	SW		2/7/2017	2017-002024
723250	Noah 348	2/2/2017	MCL	MTRSC	1/4	16N	10E	26	SE		2/7/2017	2017-002025
723251	Noah 349	2/2/2017	MCL	MTRSC	1/4	16N	10E	25	SW		2/7/2017	2017-002026
723252	Noah 350	2/2/2017	MCL	MTRSC	1/4	16N	10E	25	SE		2/7/2017	2017-002027
723253	Noah 351	2/2/2017	MCL	MTRSC	1/4	16N	11E	30	SW		2/7/2017	2017-002028
723254	Noah 352	2/2/2017	MCL	MTRSC	1/4	16N	11E	30	SE		2/7/2017	2017-002029
723255	Noah 353	2/2/2017	MCL	MTRSC	1/4	16N	11E	29	SW		2/7/2017	2017-002030
723256	Noah 354	2/2/2017	MCL	MTRSC	1/4	16N	11E	29	SE		2/7/2017	2017-002031
723257	Noah 355	2/2/2017	MCL	MTRSC	1/4	16N	11E	28	SW		2/7/2017	2017-002032
723258	Noah 356	2/2/2017	MCL	MTRSC	1/4	16N	11E	28	SE		2/7/2017	2017-002033
723259	Noah 357	2/2/2017	MCL	MTRSC	1/4	16N	11E	27	SW		2/7/2017	2017-002034
723260	Noah 358	2/2/2017	MCL	MTRSC	1/4	16N	11E	27	SE		2/7/2017	2017-002035
723261	Noah 359	2/2/2017	MCL	MTRSC	1/4	16N	11E	26	SW		2/7/2017	2017-002036
723262	Noah 360	2/2/2017	MCL	MTRSC	1/4	16N	9E	36	NE		2/7/2017	2017-002037
723263	Noah 361	2/2/2017	MCL	MTRSC	1/4	16N	10E	31	NW		2/7/2017	2017-002038
723264	Noah 362	2/2/2017	MCL	MTRSC	1/4	16N	10E	31	NE		2/7/2017	2017-002039
723265	Noah 363	2/2/2017	MCL	MTRSC	1/4	16N	10E	32	NW		2/7/2017	2017-002040
723266	Noah 364	2/2/2017	MCL	MTRSC	1/4	16N	10E	32	NE		2/7/2017	2017-002041
723267	Noah 365	2/2/2017	MCL	MTRSC	1/4	16N	10E	33	NW		2/7/2017	2017-002042
723268	Noah 366	2/2/2017	MCL	MTRSC	1/4	16N	10E	33	NE		2/7/2017	2017-002043
723269	Noah 367	2/2/2017	MCL	MTRSC	1/4	16N	10E	34	NW		2/7/2017	2017-002044
723270	Noah 368	2/2/2017	MCL	MTRSC	1/4	16N	10E	34	NE		2/7/2017	2017-002045
723271	Noah 369	2/2/2017	MCL	MTRSC	1/4	16N	10E	35	NW		2/7/2017	2017-002046
723272	Noah 370	2/2/2017	MCL	MTRSC	1/4	16N	10E	35	NE		2/7/2017	2017-002047
723273	Noah 371	2/2/2017	MCL	MTRSC	1/4	16N	10E	36	NW		2/7/2017	2017-002048
723274	Noah 372	2/2/2017	MCL	MTRSC	1/4	16N	10E	36	NE		2/7/2017	2017-002049

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
723275	Noah 373	2/2/2017	MCL	MTRSC	1/4	16N	11E	31	NW		2/7/2017	2017-002050
723276	Noah 374	2/2/2017	MCL	MTRSC	1/4	16N	11E	31	NE		2/7/2017	2017-002051
723277	Noah 375	2/2/2017	MCL	MTRSC	1/4	16N	11E	32	NW		2/7/2017	2017-002052
723278	Noah 376	2/2/2017	MCL	MTRSC	1/4	16N	11E	32	NE		2/7/2017	2017-002053
723279	Noah 377	2/2/2017	MCL	MTRSC	1/4	16N	11E	33	NW		2/7/2017	2017-002054
723280	Noah 378	2/2/2017	MCL	MTRSC	1/4	16N	11E	33	NE		2/7/2017	2017-002055
723281	Noah 379	2/2/2017	MCL	MTRSC	1/4	16N	11E	34	NW		2/7/2017	2017-002056
723282	Noah 380	2/2/2017	MCL	MTRSC	1/4	16N	11E	34	NE		2/7/2017	2017-002057
723283	Noah 381	2/2/2017	MCL	MTRSC	1/4	16N	10E	31	SW		2/7/2017	2017-002058
723284	Noah 382	2/2/2017	MCL	MTRSC	1/4	16N	10E	31	SE		2/7/2017	2017-002059
723285	Noah 383	2/2/2017	MCL	MTRSC	1/4	16N	10E	32	SW		2/7/2017	2017-002060
723286	Noah 384	2/2/2017	MCL	MTRSC	1/4	16N	10E	32	SE		2/7/2017	2017-002061
723287	Noah 385	2/2/2017	MCL	MTRSC	1/4	16N	10E	33	SW		2/7/2017	2017-002062
723288	Noah 386	2/2/2017	MCL	MTRSC	1/4	16N	10E	33	SE		2/7/2017	2017-002063
723289	Noah 387	2/2/2017	MCL	MTRSC	1/4	16N	10E	34	SW		2/7/2017	2017-002064
723290	Noah 388	2/2/2017	MCL	MTRSC	1/4	16N	10E	34	SE		2/7/2017	2017-002065
723291	Noah 389	2/2/2017	MCL	MTRSC	1/4	16N	10E	35	SW		2/7/2017	2017-002066
723292	Noah 390	2/2/2017	MCL	MTRSC	1/4	16N	10E	35	SE		2/7/2017	2017-002067
723293	Noah 391	2/2/2017	MCL	MTRSC	1/4	16N	10E	36	SW		2/7/2017	2017-002068
723294	Noah 392	2/2/2017	MCL	MTRSC	1/4	16N	10E	36	SE		2/7/2017	2017-002069
723295	Noah 393	2/2/2017	MCL	MTRSC	1/4	16N	11E	31	SW		2/7/2017	2017-002070
723296	Noah 394	2/2/2017	MCL	MTRSC	1/4	16N	11E	31	SE		2/7/2017	2017-002071
723297	Noah 395	2/2/2017	MCL	MTRSC	1/4	16N	11E	32	SW		2/7/2017	2017-002072
723298	Noah 396	2/2/2017	MCL	MTRSC	1/4	16N	11E	32	SE		2/7/2017	2017-002073
723299	Noah 397	2/2/2017	MCL	MTRSC	1/4	16N	11E	33	SW		2/7/2017	2017-002074
723300	Noah 398	2/2/2017	MCL	MTRSC	1/4	16N	11E	33	SE		2/7/2017	2017-002075
723301	Noah 399	2/2/2017	MCL	MTRSC	1/4	16N	11E	34	SW		2/7/2017	2017-002076
723302	Noah 400	2/2/2017	MCL	MTRSC	1/4	15N	10E	6	NE		2/7/2017	2017-002077
723303	Noah 401	2/2/2017	MCL	MTRSC	1/4	15N	10E	5	NW		2/7/2017	2017-002078
723304	Noah 402	2/2/2017	MCL	MTRSC	1/4	15N	10E	5	NE		2/7/2017	2017-002079
723305	Noah 403	2/2/2017	MCL	MTRSC	1/4	15N	10E	4	NW		2/7/2017	2017-002080
723306	Noah 404	2/2/2017	MCL	MTRSC	1/4	15N	10E	4	NE		2/7/2017	2017-002081
723307	Noah 405	2/2/2017	MCL	MTRSC	1/4	15N	10E	3	NW		2/7/2017	2017-002082
723308	Noah 406	2/2/2017	MCL	MTRSC	1/4	15N	10E	3	NE		2/7/2017	2017-002083
723309	Noah 407	2/2/2017	MCL	MTRSC	1/4	15N	10E	2	NW		2/7/2017	2017-002084
723310	Noah 408	2/2/2017	MCL	MTRSC	1/4	15N	10E	2	NE		2/7/2017	2017-002085
723311	Noah 409	2/2/2017	MCL	MTRSC	1/4	15N	10E	1	NW		2/7/2017	2017-002086
723312	Noah 410	2/2/2017	MCL	MTRSC	1/4	15N	10E	1	NE		2/7/2017	2017-002087
723313	Noah 411	2/2/2017	MCL	MTRSC	1/4	15N	11E	6	NW		2/7/2017	2017-002088
723314	Noah 412	2/2/2017	MCL	MTRSC	1/4	15N	11E	6	NE		2/7/2017	2017-002089

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
723315	Noah 413	2/2/2017	MCL	MTRSC	1/4	15N	11E	5	NW		2/7/2017	2017-002090
723316	Noah 414	2/2/2017	MCL	MTRSC	1/4	15N	11E	5	NE		2/7/2017	2017-002091
723317	Noah 415	2/2/2017	MCL	MTRSC	1/4	15N	11E	4	NW		2/7/2017	2017-002092
723318	Noah 416	2/2/2017	MCL	MTRSC	1/4	15N	10E	5	SE		2/7/2017	2017-002093
723319	Noah 417	2/2/2017	MCL	MTRSC	1/4	15N	10E	4	SW		2/7/2017	2017-002094
723320	Noah 418	2/2/2017	MCL	MTRSC	1/4	15N	10E	4	SE		2/7/2017	2017-002095
723321	Noah 419	2/2/2017	MCL	MTRSC	1/4	15N	10E	3	SW		2/7/2017	2017-002096
723322	Noah 420	2/2/2017	MCL	MTRSC	1/4	15N	10E	3	SE		2/7/2017	2017-002097
723323	Noah 421	2/2/2017	MCL	MTRSC	1/4	15N	10E	2	SW		2/7/2017	2017-002098
723324	Noah 422	2/2/2017	MCL	MTRSC	1/4	15N	10E	2	SE		2/7/2017	2017-002099
723325	Noah 423	2/2/2017	MCL	MTRSC	1/4	15N	10E	1	SW		2/7/2017	2017-002100
723326	Noah 424	2/2/2017	MCL	MTRSC	1/4	15N	10E	1	SE		2/7/2017	2017-002101
723327	Noah 425	2/2/2017	MCL	MTRSC	1/4	15N	11E	6	SW		2/7/2017	2017-002102
723328	Noah 426	2/2/2017	MCL	MTRSC	1/4	15N	11E	6	SE		2/7/2017	2017-002103
723329	Noah 427	2/2/2017	MCL	MTRSC	1/4	15N	11E	5	SW		2/7/2017	2017-002104
723330	Noah 428	2/2/2017	MCL	MTRSC	1/4	15N	10E	9	NE		2/7/2017	2017-002105
723331	Noah 429	2/2/2017	MCL	MTRSC	1/4	15N	10E	10	NW		2/7/2017	2017-002106
723332	Noah 430	2/2/2017	MCL	MTRSC	1/4	15N	10E	10	NE		2/7/2017	2017-002107
723333	Noah 431	2/2/2017	MCL	MTRSC	1/4	15N	10E	11	NW		2/7/2017	2017-002108
723334	Noah 432	2/2/2017	MCL	MTRSC	1/4	15N	10E	11	NE		2/7/2017	2017-002109
723335	Noah 433	2/2/2017	MCL	MTRSC	1/4	15N	10E	12	NW		2/7/2017	2017-002110
723336	Noah 434	2/2/2017	MCL	MTRSC	1/4	15N	10E	12	NE		2/7/2017	2017-002111
723337	Noah 435	2/2/2017	MCL	MTRSC	1/4	15N	11E	7	NW		2/7/2017	2017-002112
723338	Noah 436	2/2/2017	MCL	MTRSC	1/4	15N	10E	10	SW		2/7/2017	2017-002113
723339	Noah 437	2/2/2017	MCL	MTRSC	1/4	15N	10E	10	SE		2/7/2017	2017-002114
723340	Noah 438	2/2/2017	MCL	MTRSC	1/4	15N	10E	11	SW		2/7/2017	2017-002115
723341	Noah 439	2/2/2017	MCL	MTRSC	1/4	15N	10E	11	SE		2/7/2017	2017-002116
723342	Noah 440	2/2/2017	MCL	MTRSC	1/4	15N	10E	12	SW		2/7/2017	2017-002117
723343	Noah 441	2/2/2017	MCL	MTRSC	1/4	15N	10E	12	SE		2/7/2017	2017-002118
724985	Noah 442	7/30/2017	MCL	MTRSC	1/4	18N	10E	31	NW		8/10/2017	2017-012513
724986	Noah 443	7/30/2017	MCL	MTRSC	1/4	18N	10E	31	NE		8/10/2017	2017-012514
724987	Noah 444	7/30/2017	MCL	MTRSC	1/4	18N	10E	31	SW		8/10/2017	2017-012515
724988	Noah 445	7/30/2017	MCL	MTRSC	1/4	18N	10E	31	SE		8/10/2017	2017-012516
724989	Noah 446	7/30/2017	MCL	MTRSC	1/4	17N	10E	6	NW		8/10/2017	2017-012517
724990	Noah 447	7/30/2017	MCL	MTRSC	1/4	17N	10E	6	NE		8/10/2017	2017-012518
724991	Noah 448	7/30/2017	MCL	MTRSC	1/4	17N	10E	5	NW		8/10/2017	2017-012519
724992	Noah 449	7/30/2017	MCL	MTRSC	1/4	17N	10E	5	NE		8/10/2017	2017-012520
724993	Noah 450	7/30/2017	MCL	MTRSC	1/4	17N	10E	6	SW		8/10/2017	2017-012521
724994	Noah 451	7/30/2017	MCL	MTRSC	1/4	17N	10E	6	SE		8/10/2017	2017-012522
724995	Noah 452	7/30/2017	MCL	MTRSC	1/4	17N	10E	5	SW		8/10/2017	2017-012523

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
724996	Noah 453	7/30/2017	MCL	MTRSC	1/4	17N	10E	5	SE		8/10/2017	2017-012524
724997	Noah 454	7/30/2017	MCL	MTRSC	1/4	17N	10E	7	NW		8/10/2017	2017-012525
724998	Noah 455	7/30/2017	MCL	MTRSC	1/4	17N	10E	7	NE		8/10/2017	2017-012526
724999	Noah 456	7/30/2017	MCL	MTRSC	1/4	17N	10E	8	NW		8/10/2017	2017-012527
725000	Noah 457	7/30/2017	MCL	MTRSC	1/4	17N	10E	8	NE		8/10/2017	2017-012528
725001	Noah 458	7/30/2017	MCL	MTRSC	1/4	17N	10E	9	NW		8/10/2017	2017-012529
725002	Noah 459	7/30/2017	MCL	MTRSC	1/4	17N	10E	9	NE		8/10/2017	2017-012530
725003	Noah 460	7/30/2017	MCL	MTRSC	1/4	17N	10E	7	SW		8/10/2017	2017-012531
725004	Noah 461	7/30/2017	MCL	MTRSC	1/4	17N	10E	7	SE		8/10/2017	2017-012532
725005	Noah 462	7/30/2017	MCL	MTRSC	1/4	17N	10E	8	SW		8/10/2017	2017-012533
725006	Noah 463	7/30/2017	MCL	MTRSC	1/4	17N	10E	8	SE		8/10/2017	2017-012534
725007	Noah 464	7/30/2017	MCL	MTRSC	1/4	17N	10E	9	SW		8/10/2017	2017-012535
725008	Noah 465	7/30/2017	MCL	MTRSC	1/4	17N	10E	9	SE		8/10/2017	2017-012536
725009	Noah 466	7/30/2017	MCL	MTRSC	1/4	17N	10E	18	NW		8/10/2017	2017-012537
725010	Noah 467	7/30/2017	MCL	MTRSC	1/4	17N	10E	18	NE		8/10/2017	2017-012538
725011	Noah 468	7/30/2017	MCL	MTRSC	1/4	17N	10E	17	NW		8/10/2017	2017-012539
725012	Noah 469	7/30/2017	MCL	MTRSC	1/4	17N	10E	17	NE		8/10/2017	2017-012540
725013	Noah 470	7/30/2017	MCL	MTRSC	1/4	17N	10E	16	NW		8/10/2017	2017-012541
725014	Noah 471	7/30/2017	MCL	MTRSC	1/4	17N	10E	16	NE		8/10/2017	2017-012542
725015	Noah 472	7/30/2017	MCL	MTRSC	1/4	17N	10E	15	NW		8/10/2017	2017-012543
725016	Noah 473	7/30/2017	MCL	MTRSC	1/4	17N	10E	15	NE		8/10/2017	2017-012544
725017	Noah 474	7/30/2017	MCL	MTRSC	1/4	17N	10E	18	SW		8/10/2017	2017-012545
725018	Noah 475	7/30/2017	MCL	MTRSC	1/4	17N	10E	18	SE		8/10/2017	2017-012546
725019	Noah 476	7/30/2017	MCL	MTRSC	1/4	17N	10E	17	SW		8/10/2017	2017-012547
725020	Noah 477	7/30/2017	MCL	MTRSC	1/4	17N	10E	17	SE		8/10/2017	2017-012548
725021	Noah 478	7/30/2017	MCL	MTRSC	1/4	17N	10E	16	SW		8/10/2017	2017-012549
725022	Noah 479	7/30/2017	MCL	MTRSC	1/4	17N	10E	16	SE		8/10/2017	2017-012550
725023	Noah 480	7/30/2017	MCL	MTRSC	1/4	17N	10E	15	SW		8/10/2017	2017-012551
725024	Noah 481	7/30/2017	MCL	MTRSC	1/4	17N	10E	15	SE		8/10/2017	2017-012552
725025	Noah 482	7/30/2017	MCL	MTRSC	1/4	17N	10E	14	SW		8/10/2017	2017-012553

NOTE:
DNR's Land Administration System (LAS) records are incomplete as of April 16, 2020 as to certain LAD 58-88 and 90-108 claims located on July 7, 2019. Therefore, not all data is populated for these claims. LAS is also unclear as to the status of certain of the LAD 58-88 and 90-108 claims. LAD 46-57 and 89 were closed by DNR on December 31, 2019 and are therefore not listed here.

SCHEDULE II

[See attached.]

Schedule II - Optioned State Claims

Copper River Meridian, Fairbanks Recording District, AK

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MRTSC or Traditional	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614253	TOK 1	2/17/2010	MCL	Trad		16N	13E	9	NW	NW	3/1/2010	2010-002885	3/31/2010	2010-005089
614254	TOK 2	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	NW	SW	3/1/2010	2010-002886
614255	TOK 3	2/17/2010	MCL	Trad		16N	13E	9	NW	SE	3/1/2010	2010-002887	3/31/2010	2010-005090
614256	TOK 4	2/17/2010	MCL	Trad		16N	13E	9	NE	SW	3/1/2010	2010-002888	3/31/2010	2010-005091
614257	TOK 5	2/17/2010	MCL	MTRSC	1/4	16N	13E	8	SE		3/1/2010	2010-002889
614258	TOK 6	2/17/2010	MCL	MTRSC	1/4	16N	13E	9	SW		3/1/2010	2010-002890
614259	TOK 7	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	NW	3/1/2010	2010-002891
614260	TOK 8	2/17/2010	MCL	Trad		16N	13E	9	SE	NE	3/1/2010	2010-002892	3/31/2010	2010-005092
614261	TOK 9	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	SW	3/1/2010	2010-002893
614262	TOK 10	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	9	SE	SE	3/1/2010	2010-002894
614263	TOK 11	2/17/2010	MCL	Trad		16N	13E	10	SW	SW	3/1/2010	2010-002895	3/31/2010	2010-005093
614264	TOK 12	2/17/2010	MCL	Trad		16N	13E	10	SW	SE	3/1/2010	2010-002896	3/31/2010	2010-005094
614265	TOK 13	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	NE		3/1/2010	2010-002897
614266	TOK 14	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	NW		3/1/2010	2010-002898
614267	TOK 15	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	NE		3/1/2010	2010-002899
614268	TOK 16	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	NW		3/1/2010	2010-002900
614269	TOK 17	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	NE		3/1/2010	2010-002901
614270	TOK 18	2/17/2010	MCL	MTRSC	1/4	16N	13E	16	NW		3/1/2010	2010-002902
614271	TOK 19	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	16	NE	NW	3/1/2010	2010-002903
614272	TOK 20	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	16	NE	NE	3/1/2010	2010-002904
614273	TOK 21	2/17/2010	MCL	Trad		16N	13E	15	NW	NW	3/1/2010	2010-002905	3/31/2010	2010-005095
614274	TOK 22	2/17/2010	MCL	Trad		16N	13E	16	NE	SW	3/1/2010	2010-002906	3/31/2010	2010-005096
614275	TOK 23	2/17/2010	MCL	Trad		16N	13E	16	NE	SE	3/1/2010	2010-002907	3/31/2010	2010-005097
614276	TOK 24	2/17/2010	MCL	Trad		16N	13E	15	NW	SW	3/1/2010	2010-002908	3/31/2010	2010-005098
614277	TOK 25	2/17/2010	MCL	MTRSC	1/4	16N	12E	14	SE		3/1/2010	2010-002909
614278	TOK 26	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	SW		3/1/2010	2010-002910
614279	TOK 27	2/17/2010	MCL	MTRSC	1/4	16N	12E	13	SE		3/1/2010	2010-002911
614280	TOK 28	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	SW		3/1/2010	2010-002912
614281	TOK 29	2/17/2010	MCL	MTRSC	1/4	16N	13E	18	SE		3/1/2010	2010-002913
614282	TOK 30	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	SW		3/1/2010	2010-002914
614283	TOK 31	2/17/2010	MCL	MTRSC	1/4	16N	13E	17	SE		3/1/2010	2010-002915
614284	TOK 32	2/17/2010	MCL	MTRSC	1/4	16N	13E	16	SW		3/1/2010	2010-002916
614285	TOK 33	2/17/2010	MCL	Trad		16N	13E	16	SE	NW	3/1/2010	2010-002917	3/31/2010	2010-005099
614286	TOK 34	2/17/2010	MCL	Trad		16N	13E	16	SE	SW	3/1/2010	2010-002918	3/31/2010	2010-005100
614287	TOK 35	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	NW		3/1/2010	2010-002919

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614288	TOK 36	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	NE		3/1/2010	2010-002920
614289	TOK 37	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	NW		3/1/2010	2010-002921
614290	TOK 38	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	NE		3/1/2010	2010-002922
614291	TOK 39	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	NW		3/1/2010	2010-002923
614292	TOK 40	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	NE		3/1/2010	2010-002924
614293	TOK 41	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	NW		3/1/2010	2010-002925
614294	TOK 42	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	NE		3/1/2010	2010-002926
614295	TOK 43	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	NW	NW	3/1/2010	2010-002927
614296	TOK 44	2/17/2010	MCL	Trad		16N	13E	21	NW	NE	3/1/2010	2010-002928	3/31/2010	2010-005101
614297	TOK 45	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	NW	SW	3/1/2010	2010-002929
614298	TOK 46	2/17/2010	MCL	Trad		16N	13E	21	NW	SE	3/1/2010	2010-002930	3/31/2010	2010-005102
614299	TOK 47	2/17/2010	MCL	MTRSC	1/4	16N	12E	22	SE		3/1/2010	2010-002931
614300	TOK 48	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	SW		3/1/2010	2010-002932
614301	TOK 49	2/17/2010	MCL	MTRSC	1/4	16N	12E	23	SE		3/1/2010	2010-002933
614302	TOK 50	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	SW		3/1/2010	2010-002934
614303	TOK 51	2/17/2010	MCL	MTRSC	1/4	16N	12E	24	SE		3/1/2010	2010-002935
614304	TOK 52	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	SW		3/1/2010	2010-002936
614305	TOK 53	2/17/2010	MCL	MTRSC	1/4	16N	13E	19	SE		3/1/2010	2010-002937
614306	TOK 54	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	SW		3/1/2010	2010-002938
614307	TOK 55	2/17/2010	MCL	MTRSC	1/4	16N	13E	20	SE		3/1/2010	2010-002939
614308	TOK 56	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	SW	NW	3/1/2010	2010-002940
614309	TOK 57	2/17/2010	MCL	Trad		16N	13E	21	SW	NE	3/1/2010	2010-002941	3/31/2010	2010-005103
614310	TOK 58	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	21	SW	SW	3/1/2010	2010-002942
614311	TOK 59	2/17/2010	MCL	Trad		16N	13E	21	SW	SE	3/1/2010	2010-002943	3/31/2010	2010-005104
614312	TOK 60	2/17/2010	MCL	Trad		16N	13E	21	SE	SW	3/1/2010	2010-002944	3/31/2010	2010-005105
614313	TOK 61	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	NW		3/1/2010	2010-002945
614314	TOK 62	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	NE		3/1/2010	2010-002946
614315	TOK 63	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	NW		3/1/2010	2010-002947
614316	TOK 64	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	NE		3/1/2010	2010-002948
614317	TOK 65	2/17/2010	MCL	MTRSC	1/4	16N	12E	25	NW		3/1/2010	2010-002949
614318	TOK 66	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	NW	3/1/2010	2010-002950
614319	TOK 67	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	NE	3/1/2010	2010-002951
614320	TOK 68	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	25	NE	SW	3/1/2010	2010-002952
614321	TOK 69	2/17/2010	MCL	Trad		16N	12E	25	NE	SE	3/1/2010	2010-002953	3/31/2010	2010-005106
614322	TOK 70	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	30	NW	NW	3/1/2010	2010-002954
614323	TOK 71	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	30	NW	NE	3/1/2010	2010-002955
614324	TOK 72	2/17/2010	MCL	Trad		16N	13E	30	NW	SW	3/1/2010	2010-002956	3/31/2010	2010-005107

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614325	TOK 73	2/17/2010	MCL	Trad		16N	13E	30	NW	SE	3/1/2010	2010-002957	3/31/2010	2010-005108
614326	TOK 74	2/17/2010	MCL	MTRSC	1/4	16N	13E	30	NE		3/1/2010	2010-002958
614327	TOK 75	2/17/2010	MCL	MTRSC	1/4	16N	13E	29	NW		3/1/2010	2010-002959
614328	TOK 76	2/17/2010	MCL	MTRSC	1/4	16N	13E	29	NE		3/1/2010	2010-002960
614329	TOK 77	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	NW	3/1/2010	2010-002961
614330	TOK 78	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	NE	3/1/2010	2010-002962
614331	TOK 79	2/17/2010	MCL	MTRSC	1/4-1/4	16N	13E	28	NW	SW	3/1/2010	2010-002963
614332	TOK 80	2/17/2010	MCL	Trad		16N	13E	28	NW	SE	3/1/2010	2010-002964	3/31/2010	2010-005109
614333	TOK 81	2/17/2010	MCL	Trad		16N	13E	28	NE	NW	3/1/2010	2010-002965	3/31/2010	2010-005110
614334	TOK 82	2/17/2010	MCL	Trad		16N	13E	28	NE	SW	3/1/2010	2010-002966	3/31/2010	2010-005111
614335	TOK 83	2/17/2010	MCL	MTRSC	1/4	16N	12E	28	SE		3/1/2010	2010-002967
614336	TOK 84	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	SW		3/1/2010	2010-002968
614337	TOK 85	2/17/2010	MCL	MTRSC	1/4	16N	12E	27	SE		3/1/2010	2010-002969
614338	TOK 86	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	SW		3/1/2010	2010-002970
614339	TOK 87	2/17/2010	MCL	MTRSC	1/4	16N	12E	26	SE		3/1/2010	2010-002971
614340	TOK 88	2/17/2010	MCL	MTRSC	1/4	16N	12E	25	SW		3/1/2010	2010-002972
614341	TOK 89	2/17/2010	MCL	Trad		16N	12E	25	SE	NW	3/1/2010	2010-002973	3/31/2010	2010-005112
614342	TOK 90	2/17/2010	MCL	Trad		16N	12E	25	SE	SW	3/1/2010	2010-002974	3/31/2010	2010-005113
614343	TOK 91	2/17/2010	MCL	Trad		16N	13E	29	SW	NW	3/1/2010	2010-002975	3/31/2010	2010-005114
614344	TOK 92	2/17/2010	MCL	Trad		16N	13E	29	SW	NE	3/1/2010	2010-002976	3/31/2010	2010-005115
614345	TOK 93	2/17/2010	MCL	Trad		16N	13E	29	SE	NW	3/1/2010	2010-002977	3/31/2010	2010-005116
614346	TOK 94	2/17/2010	MCL	Trad		16N	13E	29	SE	NE	3/1/2010	2010-002978	3/31/2010	2010-005117
614347	TOK 95	2/17/2010	MCL	Trad		16N	13E	28	SW	NW	3/1/2010	2010-002979	3/31/2010	2010-005118
614348	TOK 96	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	NW		3/1/2010	2010-002980
614349	TOK 97	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	NE		3/1/2010	2010-002981
614350	TOK 98	2/17/2010	MCL	MTRSC	1/4	16N	12E	34	NW		3/1/2010	2010-002982
614351	TOK 99	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	NE	NW	3/1/2010	2010-002983
614352	TOK 100	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	NE	NE	3/1/2010	2010-002984
614353	TOK 101	2/17/2010	MCL	Trad		16N	12E	34	NE	SW	3/1/2010	2010-002985	3/31/2010	2010-005119
614354	TOK 102	2/17/2010	MCL	Trad		16N	12E	34	NE	SE	3/1/2010	2010-002986	3/31/2010	2010-005120
614355	TOK 103	2/17/2010	MCL	Trad		16N	12E	35	NW	NW	3/1/2010	2010-002987	3/31/2010	2010-005121
614356	TOK 104	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NW	NE	3/1/2010	2010-002988
614357	TOK 105	2/17/2010	MCL	Trad		16N	12E	35	NW	SE	3/1/2010	2010-002989	3/31/2010	2010-005122
614358	TOK 106	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NE	NW	3/1/2010	2010-002990
614359	TOK 107	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	35	NE	NE	3/1/2010	2010-002991
614360	TOK 108	2/17/2010	MCL	Trad		16N	12E	35	NE	SW	3/1/2010	2010-002992	3/31/2010	2010-005123
614361	TOK 109	2/17/2010	MCL	Trad		16N	12E	35	NE	SE	3/1/2010	2010-002993	3/31/2010	2010-005124

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
614362	TOK 110	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	36	NW	NW	3/1/2010	2010-002994
614363	TOK 111	2/17/2010	MCL	Trad		16N	12E	36	NW	NE	3/1/2010	2010-002995	3/31/2010	2010-005125
614364	TOK 112	2/17/2010	MCL	Trad		16N	12E	36	NW	SW	3/1/2010	2010-002996	3/31/2010	2010-005126
614365	TOK 113	2/17/2010	MCL	Trad		16N	12E	36	NE	NW	3/1/2010	2010-002997	3/31/2010	2010-005127
614366	TOK 114	2/17/2010	MCL	MTRSC	1/4	16N	12E	32	SW		3/1/2010	2010-002998
614367	TOK 115	2/17/2010	MCL	MTRSC	1/4	16N	12E	32	SE		3/1/2010	2010-002999
614368	TOK 116	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	SW		3/1/2010	2010-003000
614369	TOK 117	2/17/2010	MCL	MTRSC	1/4	16N	12E	33	SE		3/1/2010	2010-003001
614370	TOK 118	2/17/2010	MCL	MTRSC	1/4-1/4	16N	12E	34	SW	NW	3/1/2010	2010-003002
614371	TOK 119	2/17/2010	MCL	Trad		16N	12E	34	SW	NE	3/1/2010	2010-003003	3/31/2010	2010-005128
614372	TOK 120	2/17/2010	MCL	Trad		16N	12E	34	SW	SW	3/1/2010	2010-003004	3/31/2010	2010-005129
614373	TOK 121	2/17/2010	MCL	Trad		16N	12E	34	SW	SE	3/1/2010	2010-003005	3/31/2010	2010-005130
614374	TOK 122	2/17/2010	MCL	Trad		16N	12E	34	SE	NW	3/1/2010	2010-003006	3/31/2010	2010-005131
715557	Eagle 141	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	NE		9/27/2012	2012-019227	2/8/2013; 7/8/2020	2013-002169; 2020-009876-0
715567	Eagle 151	8/22/2012	MCL	MTRSC	1/4	16N	12E	1	SE		9/27/2012	2012-019237
715568	Eagle 152	8/22/2012	MCL	MTRSC	1/4	16N	13E	6	SW		9/27/2012	2012-019238
715569	Eagle 153	8/22/2012	MCL	MTRSC	1/4	16N	13E	6	SE		9/27/2012	2012-019239
715577	Eagle 161	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	NE		9/27/2012	2012-019247
715578	Eagle 162	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	NW		9/27/2012	2012-019248
715579	Eagle 163	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	NE		9/27/2012	2012-019249
715580	Eagle 164	8/22/2012	MCL	MTRSC	1/4	16N	13E	8	NW		9/27/2012	2012-019250
715588	Eagle 172	8/22/2012	MCL	MTRSC	1/4	16N	12E	12	SE		9/27/2012	2012-019258
715589	Eagle 173	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	SW		9/27/2012	2012-019259
715590	Eagle 174	8/22/2012	MCL	MTRSC	1/4	16N	13E	7	SE		9/27/2012	2012-019260
715591	Eagle 175	8/22/2012	MCL	MTRSC	1/4	16N	13E	8	SW		9/27/2012	2012-019261
715614	Eagle 198	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	NW	9/27/2012	2012-019284	2/8/2013; 7/8/2020	2013-002182; 2020-009877-0
715615	Eagle 199	8/22/2012	MCL	Trad		16N	13E	6	NW	NE	9/27/2012	2012-019285
715616	Eagle 200	8/22/2012	MCL	Trad		16N	13E	6	NE	NW	9/27/2012	2012-019286
715618	Eagle 202	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	SW	9/27/2012	2012-019288
715619	Eagle 203	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NW	SE	9/27/2012	2012-019289
715620	Eagle 204	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	6	NE	SW	9/27/2012	2012-019290
715621	Eagle 205	8/22/2012	MCL	Trad		16N	13E	6	NE	SE	9/27/2012	2012-019291
715622	Eagle 206	8/22/2012	MCL	Trad		16N	13E	5	NW	SW	9/27/2012	2012-019292
715623	Eagle 207	8/22/2012	MCL	Trad		16N	13E	5	SW	NW	9/27/2012	2012-019293
715624	Eagle 208	8/22/2012	MCL	Trad		16N	13E	5	SW	NE	9/27/2012	2012-019294
715626	Eagle 210	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	5	SW	SW	9/27/2012	2012-019296
715627	Eagle 211	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	5	SW	SE	9/27/2012	2012-019297

ADL Number	Claim Name	Location Date	MCL, LL, or SS MCL	MTRSC or Traditiona l	1/4 or 1/4-1/4	T	R	S	Q	Q-Q	Date Recorded	Document Number	Amendment Recorded	Amendment Document Number
715628	Eagle 212	8/22/2012	MCL	Trad		16N	13E	5	SE	SW	9/27/2012	2012-019298
715629	Eagle 213	8/22/2012	MCL	Trad		16N	13E	5	SE	SE	9/27/2012	2012-019299
715630	Eagle 214	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	NW	9/27/2012	2012-019300
715631	Eagle 215	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	NE	9/27/2012	2012-019301
715632	Eagle 216	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	SW	9/27/2012	2012-019302
715633	Eagle 217	8/22/2012	MCL	MTRSC	1/4-1/4	16N	13E	8	NE	SE	9/27/2012	2012-019303
715636	TOK 125	8/28/2012	MCL	Trad		16N	13E	21	NE	NW &	9/27/2012	2012-019306
715637	TOK 126	8/28/2012	MCL	Trad		16N	13E	28	SW	NE	9/27/2012	2012-019307
715638	TOK 127	8/28/2012	MCL	Trad		16N	13E	30	SE	NE	9/27/2012	2012-019308
715639	TOK 128	8/28/2012	MCL	Trad		16N	13E	30	SE	NW	9/27/2012	2012-019309
715640	TOK 129	8/28/2012	MCL	Trad		16N	13E	30	SW	NE	9/27/2012	2012-019310
715641	TOK 130	8/28/2012	MCL	Trad		16N	12E	25	SE	NE	9/27/2012	2012-019311
715642	TOK 131	8/28/2012	MCL	Trad		16N	12E	36	NW	SE	9/27/2012	2012-019312

SCHEDULE III

None.

SCHEDULE 2.2(b)(vi)

1.	Miscellaneous Land Use Permit for Hardrock Exploration & Reclamation
o	Authorization Number: APMA F2019-2900
o	Issue Date: July 16, 2019
o	Expiration Date: December 31, 2023

2.	Temporary Water Use Permit
o	Authorization Number: TWUA F2019-091
o	Issue Date: August 12, 2019
o	Expiration Date: December 31, 2023

3.	Fish Habitat Permit
o	Authorization Number: FH19-III-0117
o	Issue Date: July 4, 2019
o	Expiration Date: December 31, 2023

SCHEDULE 2.2(b)(vii)

None.

SCHEDULE 2.2(b)(x)

None.

SCHEDULE 2.8(c)